Exhibit 10.20

FIRST AMENDING AGREEMENT
THIS FIRST AMENDING AGREEMENT made as of September 24, 2025,
BETWEEN:
WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner,
WHISTLER BLACKCOMB HOLDINGS INC. and BLACKCOMB SKIING
ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrowers

(herein called the “Borrowers”)
-and -
-THE GUARANTORS PARTY HERETO
-and -
WHISTLER BLACKCOMB HOLDINGS INC., as the Parent GP
-and -
THE TORONTO-DOMINION BANK, as Administrative Agent (herein called the “Administrative Agent”)
-and -

THE FINANCIAL INSTITUTIONS NAMED HEREIN, as Lenders
(herein called the “Lenders”)
WHEREAS the parties hereto are party to a second amended and restated credit agreement made as of April 14, 2023, (the “Credit Agreement”) pursuant to which the Lenders established certain credit facilities in favour of the Borrowers;
WHEREAS the Borrowers have requested an extension of the Maturity Date to September 24. 2030;
WHEREAS the Borrowers have requested certain additional amendments to the Credit Agreement;
AND WHEREAS the parties hereto have agreed to amend the Credit Agreement for the purposes and on the terms and conditions set out in this first amending agreement (this “First Amendment” and the Credit Agreement as amended hereby, the “Amended Credit Agreement”);

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1
INTERPRETATION
1.1 Definitions. Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
1.2 Reference to Agreements. Each reference in this First Amendment to any agreement (including this First Amendment and any other defined term that is an agreement) shall be construed so as to include such agreement (including any attached schedules, appendices and exhibits) and each change thereto made at or before the time in question.
1.3 Headings, etc. The division of this First Amendment into Articles, Sections and Subsections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this First Amendment. The terms “this first amending agreement”, “First Amendment”, “hereof”, “hereunder” and similar expressions refer to this First Amendment and not to any particular Article, Section, Subsection, paragraph, subparagraph, clause or other portion of this First Amendment.
1.4 Grammatical Variations. In this First Amendment, unless the context otherwise requires, (i) words and expressions (including words and expressions (capitalized or not) defined, given extended meanings or incorporated by reference herein) in the singular include the plural and vice versa (the necessary changes being made to fit the context), (ii) words in one gender include all genders and (iii) grammatical variations of words and expressions (capitalized or not) which are defined, given extended meanings or incorporated by reference in this First Amendment shall be construed in like manner.
ARTICLE 2
EXTENSION OF CREDIT FACILITY
2.1 Maturity Date. Subject to the satisfaction of the conditions set forth in Article 4 hereof and in reliance on the representations and warranties set forth in Article 5 hereof, the parties hereto agree that as of the date hereof, the Maturity Date is hereby extended until September 24, 2030, in accordance with Section 2.11 of the Credit Agreement.
ARTICLE 3
AMENDMENTS
3.1      Amendment of the Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Article 4 hereof and in reliance on the representations and warranties set forth in Article 5 hereof, the Credit Agreement, effective as of the date hereof, is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold underlined text (indicated textually in the same manner in the following example: underlined text) as set forth on the pages of the Credit Agreement and all schedules thereto and attached hereto as Exhibit A (the “Amended Credit Agreement”).

ARTICLE 4
CONDITIONS PRECEDENT TO AMENDMENTS
    4.1 Conditions Precedent to First Amendment. The First Amendment shall become effective on the date in which the following conditions precedent are satisfied (which conditions are for the sole and exclusive benefit of the Lenders and may be waived by the Administrative Agent):
(a)the Administrative Agent shall have received a copy of this First Amendment duly executed by all parties hereto;
(b)the Administrative Agent shall have received a certified copy of (i) partnership agreements, other charter documents and by-laws (or equivalent governing documents) of each Borrower (together with all amendments thereto); (ii) the resolutions of the board of directors of the general partners of the Borrowers; and
(iii) the names and true signatures of its officers authorized to sign this Agreement and the other Credit Documents manually or by mechanical means;
(c)the Administrative Agent shall have received a certificate of status, compliance, good standing or like certificate with respect to each Loan Party and Limited Recourse Guarantor issued by the appropriate Government Authority in the jurisdiction of its formation;
(d)evidence of amendments to existing registration as reasonably requested by the Administrative Agent in order to preserver or protect the Liens created by the Security Documents;
(e)payment to the Administrative Agent of all fees and expenses (including the reasonable legal fees and disbursements of Torys LLP) to the satisfaction of the Administrative Agent;
(f)all representations and warranties set out in the Credit Documents and this First Amendment shall be true and correct in all material respects as if made on and as of the date hereof (except to the extent that any representation and warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period); and
(g)no Default or Event of Default shall have occurred or be continuing.
ARTICLE 5
REPRESENTATIONS AND WARRANTIES
5.1    Representations and Warranties. Each of the Parent GP and the Loan Parties represents and warrants that the representations and warranties contained in Section 7.01 of the Credit Agreement continue to be true and correct in all material respects as if made on and as of the date hereof (except to the extent that any representation and warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period). Each of the Parent GP and the Loan Parties further represents and warrants that:

(a)no Default or Event of Default has occurred and is continuing or would exist after giving effect to this First Amendment;
(b)it has all requisite corporate, partnership or other power and authority to enter into and perform its obligations under this First Amendment;
(c)the execution, delivery and performance of this First Amendment has been duly authorized by all corporate, partnership or other analogous actions required and this First Amendment has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject only to any limitations under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in granting of equitable remedies; and
(d)the execution and delivery of this First Amendment and the performance of its obligations hereunder and compliance with the terms, conditions and provisions hereof, will not (i) conflict with or result in a breach of any of the material terms, conditions or provisions of its partnership agreement or other constating documents, as applicable, or by laws, or any Law.
ARTICLE 6
CONFIRMATIONS OF SECURITY
6.1     Confirmation. Each of the Parent GP, the Borrowers and the other Loan Parties hereby acknowledges and confirms that each Security Document to which it is a party:
(a)is and shall remain in full force and effect in all respects, notwithstanding the amendments and supplements to the Credit Agreement made pursuant to this First Amendment, and has not been amended, terminated, discharged or released;
(b)constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms; and
(c)shall, together with that portion of the Security constituted thereby, continue to exist and apply to all of the Guaranteed Obligations and other obligations of the undersigned including, without limitation, any and all obligations, liabilities and indebtedness of the undersigned pursuant to Accommodations or otherwise outstanding under the Credit Agreement and the other Credit Documents to which it is a party.
6.2    Nature of Acknowledgements. The foregoing acknowledgements and confirmations (i) are in addition to and shall not limit, derogate from or otherwise affect any provisions of the Credit Agreement or the other Credit Documents, and (ii) do not serve as an acknowledgment by any of the Lenders or the Administrative Agent that, in the event of a future change to the constitution of any Loan Party, any material change to the terms of the Credit Agreement or the other Credit Documents or any other change of circumstances, a similar acknowledgment and confirmation need be entered into.

6.3    Further Assurances. The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this First Amendment.
ARTICLE 7
GENERAL

7.1        Benefits. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.
7.2        References to the Credit Agreement. As of and from the effective date of this First Amendment, each reference to the "Credit Agreement" in any of the Credit Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment.
7.3        Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.
7.4    Credit Document. This First Amendment shall be a Credit Document.
7.5    Limited Effect. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.
7.6    Counterparts. This First Amendment may be executed in any number of counterparts, including by facsimile or portable document format, each of which shall be deemed to be an original.
[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF the parties hereto have executed this agreement.

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

[Signature Page to First Amending Agreement - Cover Amendment]

THE TORONTO-DOMINION BANK, as Administrative Agent
By:	/s/ Feroz Haq
Name: Feroz Haq Title: Director and Head Loan Syndications Agency

Internal

[Signature Page to First Amending Agreement - Cover Amendment]

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ Rahim Kabani
Name: Rahim Kabani Title: Managing Director
By:	/s/ Ben Montgomery
Name: Ben Montgomery Title: Director

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender
By:	/s/ Derek Au-Yeung
Name: Derek Au-Yeung Title: Senior Vice President

BANK OF MONTREAL, as Lender
By:	/s/ Abigail Sacco
Name: Abigail Sacco Title: Vice President

WELLS FARGO BANK, N.A., CANADIAN BRANCH, as Lender
By:	/s/ Andre-Giles Charbonneau
Name: Andre-Gilles Charbonneau Title: Executive Director

ROYAL BANK OF CANADA, as Lender
By:	/s/ Julia Latuskie
Name: Julia Latuskie Title: Director, Corporate Client Group, Finance

[Signature Page to First Amending Agreement - Cover Amendment]

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender
By:	/s/ Sam Riddington
Name: Sam Riddington Title: Authorized Signatory

[Signature Page to First Amending Agreement - Cover Amendment]

FÉDÉRATION DES CAISSES DESJARDINS DU QUEBEC, as Lender
By:	/s/ Oliver Sumugod
Name: Oliver Sumugod Title: Managing Director
By:	/s/ Matt van Remmen
Name: Matt van Remmen Title: Managing Director

[Signature Page to First Amending Agreement - Cover Amendment]

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER BLACKCOMB HOLDINGS INC., as Parent GP
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED, as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

[Signature Page to First Amending Agreement - Cover Amendment]

PEAK TO CREEK LODGING COMPANY LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

BLACKCOMB MOUNTAIN DEVELOPMENT LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

GARIBALDI LIFTS LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER BLACKCOMB EMPLOYMENT CORP., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

[Signature Page to First Amending Agreement - Cover Amendment]

WHISTLER SKI SCHOOL LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER HELI-SKIING LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

PEAK TO CREEK HOLDINGS CORP., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WB LAND INC., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER BLACKCOMB GENERAL PARTNER LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

[Signature Page to First Amending Agreement - Cover Amendment]

WB/T DEVELOPMENTS LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

BLACKCOMB SKIING ENTERPRISES LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

AFFINITY SNOWSPORTS INC., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WHISTLER ALPINE CLUB INC., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

WB LAND (CREEKSIDE SNOW SCHOOL) INC., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

[Signature Page to First Amending Agreement - Cover Amendment]

1016563 B.C. LTD., as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

SUMMIT SKI LIMITED, as Guarantor
By:	/s/ Nathan Gronberg
Name: Nathan Gronberg Title: Vice President, Controller and Chief Accounting Officer

[Signature Page to First Amending Agreement - Cover Amendment]

EXHIBIT A
AMENDED CREDIT AGREEMENT

See attached.
[Exhibit to First Amending Agreement – Cover Amendment]

~~EXECUTION COPY~~Execution Version

C$~~300,000,000~~250,000,000
SECOND AMENDED AND RESTATED
CREDIT AGREEMENT1
WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP,
by its general partner, WHISTLER BLACKCOMB HOLDINGS INC.
and
BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP,
by its general partner, WHISTLER BLACKCOMB HOLDINGS INC.
as Borrowers
-and -
THE GUARANTORS PARTY HERETO
-and -
THE FINANCIAL INSTITUTIONS NAMED HEREIN
as Lenders
-and -
THE TORONTO-DOMINION BANK
as Administrative Agent
-and -
TD SECURITIES
as Lead Arranger and Sole Bookrunner
-and -
ROYAL BANK OF CANADA BANK OF MONTREAL
WELLS FARGO BANK, N.A., CANADIAN BRANCH BANK OF AMERICA, N.A., CANADA BRANCH
as Co-Documentation Agents

1 Conformed version reflects the First Amending Agreement dated as of September 24, 2025

~~53661530.1~~53661530.7

SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
Dated as of April 14, 2023

~~53661530.1~~53661530.7

TABLE OF CONTENTS
ARTICLE 1 INTERPRETATION........................................................................................................1
Section 1.01    Defined Terms......................................................................................................    1
Section 1.02    Gender and Number......................................................................................    ~~44~~48
Section 1.03    Interpretation not Affected by Headings, etc.............................................    ~~44~~48
Section 1.04    Currency..........................................................................................................    ~~44~~48
Section 1.05    Certain Phrases, etc.......................................................................................    ~~44~~48
Section 1.06    Accounting Terms.........................................................................................    ~~44~~48
Section 1.07    Non-Business Days........................................................................................    ~~44~~48
Section 1.08    Rateable Portion of Accommodations........................................................    ~~44~~49
Section 1.09    Incorporation of Schedules...........................................................................    ~~45~~49
Section 1.10    Control of Equity Securities.........................................................................    ~~45~~49
Section 1.11    Acquisition or Disposition of Equity Securities........................................    ~~45~~49

ARTICLE 2 CREDIT FACILITY.................................................................................................~~45~~49
Section 2.01    Availability.....................................................................................................    ~~45~~49
Section 2.02    Commitments and Facility Limits...............................................................    ~~46~~50
Section 2.03    Use of Proceeds..............................................................................................    ~~46~~50
Section 2.04    Mandatory Repayments and Reductions of Commitments......................    ~~46~~50
Section 2.05    Mandatory Repayments................................................................................    ~~47~~51
Section 2.06    Optional Prepayments and Reductions of Commitments.........................    ~~48~~52
Section 2.07    Fees..................................................................................................................    ~~48~~52
Section 2.08    Payments and Accommodations under this Agreement...........................    ~~49~~52
Section 2.09    Application of Payments and Prepayments................................................    ~~49~~53
Section 2.10    Computations of Interest and Fees..............................................................    ~~51~~54
Section 2.11    Extension of the Credit Facility...................................................................    ~~53~~56
Section 2.12    Incremental Commitments...........................................................................    ~~54~~57
Section 2.13    Security............................................................................................................    ~~56~~59

ARTICLE 3 CREDIT FACILITY ADVANCES........................................................................~~58~~62
Section 3.01    The Advances.................................................................................................    ~~58~~62
Section 3.02    Procedure for Borrowing..............................................................................    ~~59~~62
Section 3.03    Conversions and Rollovers Regarding Advances.....................................    ~~59~~63
Section 3.04    ~~Circumstances Requiring Floating Rate Pricing~~................................................
Section 3.05    Interest on Advances.....................................................................................    ~~61~~64
Section 3.06    Swing Line Advances....................................................................................    ~~62~~66
Section 3.07    Canadian Benchmark Replacement Setting...............................................    ~~64~~67
Section 3.08    Benchmark Replacement Setting.....................................................................    69

ARTICLE 4 ~~BANKERS’ ACCEPTANCES~~.............    ~~71~~[INTENTIONALLY DELETED]72

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ARTICLE 5 DOCUMENTARY CREDITS.................................................................................    ~~75~~72
Section 5.01    Documentary Credits.....................................................................................    ~~75~~72
Section 5.02    Issue Notice....................................................................................................    ~~75~~72
Section 5.03    Form of Documentary Credits.....................................................................    ~~75~~72
Section 5.04    Documentary Credit Reports........................................................................    ~~75~~72
Section 5.05    Procedure for Issuance of Documentary Credits.......................................    ~~75~~73
Section 5.06    Payments of Amounts Drawn......................................................................    ~~76~~73
Section 5.07    Risk of Documentary Credits.......................................................................    ~~77~~74
Section 5.08    Repayments....................................................................................................    ~~78~~75
Section 5.09    Fees..................................................................................................................    ~~78~~75
ARTICLE 6 CONDITIONS OF LENDING................................................................................    ~~79~~76
Section 6.01    Conditions Precedent to the Initial Accommodation on the First ARCA
Closing Date.........................................................................................................~~79~~76
Section 6.02    Conditions Precedent to Tranche 2 Accommodation prior to November 20,
2013.......................................................................................................................~~82~~79
Section 6.03    Conditions Precedent to the Effectiveness of this Agreement.................    ~~83~~80
Section 6.04    Conditions Precedent to All Accommodations..........................................    ~~84~~81
Section 6.05    No Waiver.......................................................................................................    ~~85~~82

ARTICLE 7 REPRESENTATIONS AND WARRANTIES....................................................    ~~85~~82
Section 7.01    Representations and Warranties...................................................................    ~~85~~82
Section 7.02    Survival of Representations and Warranties..............................................    ~~95~~93

ARTICLE 8 COVENANTS OF THE LOAN PARTIES..........................................................    ~~96~~93
Section 8.01    Affirmative Covenants..................................................................................    ~~96~~93
Section 8.02    Negative Covenants..................................................................................    ~~103~~100
Section 8.03    Financial Covenants..................................................................................    ~~111~~108

ARTICLE 9 EVENTS OF DEFAULT......................................................................................    ~~112~~109
Section 9.01    Events of Default.......................................................................................    ~~112~~109
Section 9.02    Remedies Upon Demand and Default....................................................    ~~115~~112

ARTICLE 10 YIELD PROTECTION......................................................................................    ~~115~~112
Section 10.01    Increased Costs..........................................................................................    ~~115~~112
Section 10.02    Taxes...........................................................................................................    ~~117~~114
Section 10.03    Mitigation Obligations: Replacement of Lenders.................................    ~~119~~116
Section 10.04    Illegality......................................................................................................    ~~120~~117
ARTICLE 11 RIGHT OF SETOFF..........................................................................................    ~~121~~117
Section 11.01    Right of Setoff...........................................................................................    ~~121~~117

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ARTICLE 12 SHARING OF PAYMENTS BY LENDERS................................................    ~~121~~118
Section 12.01    Sharing of Payments by Lenders.............................................................    ~~121~~118

ARTICLE 13 ADMINISTRATIVE AGENT’S CLAWBACK...........................................    ~~122~~119
Section 13.01    Administrative Agent’s Clawback..........................................................    ~~122~~119

ARTICLE 14 AGENCY...............................................................................................................    ~~123~~120
Section 14.01    Appointment and Authority.....................................................................    ~~123~~120
Section 14.02    Rights as a Lender.....................................................................................    ~~123~~120
Section 14.03    Exculpatory Provisions.............................................................................    ~~124~~120
Section 14.04    Reliance by the Administrative Agent....................................................    ~~125~~121
Section 14.05    Indemnification of the Administrative Agent........................................    ~~125~~122
Section 14.06    Delegation of Duties.................................................................................    ~~125~~122
Section 14.07    Replacement of Administrative Agent...................................................    ~~125~~122
Section 14.08    Non-Reliance on Administrative Agent and Other Lenders...............    ~~126~~123
Section 14.09    Collective Action of the Lenders.............................................................    ~~127~~123

ARTICLE 15 NOTICES: EFFECTIVENESS; ELECTRONIC COMMUNICATION    ~~127~~124
Section 15.01    Notices, etc.................................................................................................    ~~127~~124

ARTICLE 16 EXPENSES; INDEMNITY: DAMAGE WAIVER.....................................    ~~129~~125
Section 16.01    Expenses; Indemnity; Damage Waiver..................................................    ~~129~~125

ARTICLE 17 SUCCESSORS AND ASSIGNS.......................................................................    ~~131~~127
Section 17.01    Successors and Assigns............................................................................    ~~131~~127

ARTICLE 18 AMENDMENTS AND WAIVERS..................................................................    ~~134~~130
Section 18.01    Amendments and Waivers.......................................................................    ~~134~~130
Section 18.02    Judgment Currency...................................................................................    ~~136~~132
Section 18.03    Releases......................................................................................................    ~~136~~133

ARTICLE 19 GOVERNING LAW; JURISDICTION; ETC.............................................    ~~137~~133
Section 19.01    Governing Law; Jurisdiction; Etc...........................................................    ~~137~~133

ARTICLE 20 WAIVER OF JURY TRIAL.............................................................................    ~~138~~134
Section 20.01    Waiver of Jury Trial..................................................................................    ~~138~~134

ARTICLE 21 COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC
EXECUTION.....................................................................................................................    ~~138~~134

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Section 21.01    Counterparts; Integration; Effectiveness; Electronic Execution........    ~~138~~134

ARTICLE 22 TREATMENT OF CERTAIN INFORMATION: CONFIDENTIALITY    ~~139~~135
Section 22.01    Treatment of Certain Information: Confidentiality..............................    ~~139~~135

ARTICLE 23 GUARANTEE......................................................................................................    ~~140~~137
Section 23.01    Guarantee....................................................................................................    ~~140~~137
Section 23.02    Indemnity....................................................................................................    ~~141~~137
Section 23.03    Payment and Performance........................................................................    ~~141~~137
Section 23.04    Continuing Obligation..............................................................................    ~~141~~138
Section 23.05    Guarantee Unaffected...............................................................................    ~~142~~138
Section 23.06    Waivers.......................................................................................................    ~~142~~138
Section 23.07    Guaranteed Parties’ Right to Act............................................................    ~~143~~140
Section 23.08    Assignment and Postponement................................................................    ~~144~~140
Section 23.09    Action or Inaction......................................................................................    ~~144~~141
Section 23.10    Guaranteed Parties’ Rights.......................................................................    ~~144~~141
Section 23.11    Demand.......................................................................................................    ~~144~~141
Section 23.12    No Representations...................................................................................    ~~145~~141

ARTICLE 24 QUALIFIED FINANCIAL CONTRACT MATTERS...............................    ~~145~~141
Section 24.01    Acknowledgement Regarding Any Supported QFCs...........................    ~~145~~141

ARTICLE 25 ERRONEOUS PAYMENTS.............................................................................    ~~146~~142
Section 25.01    Erroneous Payments..................................................................................    ~~146~~142

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SCHEDULES
Schedules Relating to Accommodations

Schedule 1	-	Form of Borrowing Notice
Schedule 2	-	Form of Rollover/Conversion Notice
Schedule 3	-	~~Form of Drawing Notice~~[INTENTIONALLY DELETED]
Schedule 4	-	Form of Issue Notice
Schedule 5	-	Form of Repayment Notice
Schedule 6	-	Notice Periods and Amounts
Schedule 7	-	Applicable Margins/Applicable Commitment Fees
Schedule 8	-	Form of Compliance Certificate
Schedule 9	-	Assignment and Assumption
Schedule 10	-	Lenders and Commitments

Disclosure Schedules

Schedule A	-	Jurisdiction of Incorporation; Locations; Etc.
Schedule B	-	Litigation
Schedule C	-	Location of Business
Schedule D	-	Material Permits
Schedule E	-	Material Agreements
Schedule F	-	Material Leased Real Properties and Crown Tenures
Schedule G	-	Owned Real Properties
Schedule H	-	Subsidiaries
Schedule I	-	Trademarks/Patents, etc.
Schedule J	-	Environmental Matters
Schedule K	-	Existing Encumbrances
Schedule L	-	Intercompany Securities/Instruments

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SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the
“Agreement”) dated as of April 14, 2023, among Whistler Mountain Resort Limited Partnership, by its general partner, Whistler Blackcomb Holdings Inc., and Blackcomb Skiing Enterprises Limited Partnership, by its general partner, Whistler Blackcomb Holdings Inc. (together with Whistler Mountain Resort Limited Partnership, each individually a “Borrower” and collectively the “Borrowers”), each Guarantor from time to time party hereto, each Lender from time to time party hereto, and The Toronto-Dominion Bank, as Administrative Agent.
RECITALS
A.The Borrowers, the guarantors party thereto, Canadian Imperial Bank of Commerce, as administrative agent, and the lenders party thereto entered into a credit agreement dated as of November 9, 2010, as amended, providing for the Existing Credit Facilities (as defined in the First ARCA) (the “Credit Agreement”). Pursuant to the agency resignation and appointment agreement dated as of the November 12, 2013, between Canadian Imperial Bank of Commerce, as resigning administrative agent, the Administrative Agent, as successor Administrative Agent, and Borrowers and others party thereto, the Administrative Agent became administrative agent in respect of the Existing Credit Facilities.
B.The Borrowers, the guarantors party thereto, the Administrative Agent, and the lenders party thereto entered into an amended and restated credit agreement dated as of November 12, 2013 (the “First ARCA”), amending and restating the Existing Credit Facilities as a revolving credit facility in the aggregate principal amount of up to $300,000,000 in favour of the Borrowers, on the terms and conditions contained therein;
C.The Borrowers, the Guarantors, the Administrative Agent and the Lenders have agreed to (i) amend the types of utilizations available to the Borrowers under such revolving credit facility on and after the Effective Date to reflect market practice, and (ii) extend the maturity date of such revolving credit facility, in each case, on the amended terms and subject to the conditions set forth herein, and in furtherance thereof such parties wish to amend and restate the First ARCA in its entirety as set out herein.
In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1
INTERPRETATION
Section 1.01    Defined Terms
As used in this Agreement, including the recitals hereto, the following terms have the following meanings:

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“Accommodation” means (i) an Advance made by a Lender on the occasion of any Borrowing; (ii) the creation and ~~purchase of Bankers’ Acceptances or the purchase of completed Drafts by a Lender or by any other Person on the occasion of any Drawing;~~
~~(iii) the creation and~~ issue of Documentary Credits by the Swing Line Lender; and (~~iv~~iii) the making of a Swing Line Advance by the Swing Line Lender (each of which is a “Type” of Accommodation).
“Accommodation Notice” means a Borrowing Notice~~, a Drawing Notice~~  or an Issue Notice, as the case may be.
“Accommodations Outstanding” means, at any time,
(i)under the Credit Facility, in relation to (a) the Borrowers and all Lenders, the amount of all Accommodations outstanding thereunder at such time made to the Borrowers, and (b) the Borrowers and each Lender, the amount of all Accommodations outstanding thereunder at such time made to the Borrowers by such Lender under its Commitment;
(ii)in respect of Documentary Credits, the Face Amount of all Documentary Credits outstanding at such time issued by the Swing Line Lender to the Borrowers under the Swing Line Commitment; and
(iii)in respect of Swing Line Advances, the amount of all Swing Line Advances outstanding at such time made to the Borrowers by the Swing Line Lender under the Swing Line Commitment.
In determining Accommodations Outstanding, the aggregate amount thereof shall be determined on the basis of (i) the aggregate principal amount of all Advances ~~and the Face Amount of all outstanding BA Instruments (if any) which any applicable Lender has purchased or arranged to have purchased~~; and (ii) an amount equal to the Face Amount of all Documentary Credits for which any of the Lenders are contingently liable pursuant to Section 5.06(2) and the amount of all Swing Line Advances for which any of the Lenders are contingently liable pursuant to Section 3.06, (and in respect of each Lender, a rateable part of such amount). For purposes of determining amounts of borrowing availability under the Credit Facility and Section 2.05(1), in light of the Credit Facility being expressed in Canadian Dollars, any Accommodation made under the Credit Facility that is denominated in U.S. Dollars (and for purposes of such determinations only) shall be converted into its Equivalent Canadian $ Amount.
“Acquisition” means any transaction, or any series of related transactions, consummated after the First ARCA Closing Date, by which any Person directly or indirectly, by means of a purchase of Equity Securities, amalgamation, merger, purchase of assets, or similar transaction having the same effect as any of the foregoing, (a) acquires any business or all or substantially all of the assets of any other Person engaged in any business, (b) acquires Control of securities of another Person engaged in a business representing more than 50% of the ordinary voting power for the election of directors or other governing body if the business affairs of such Person are managed by a board of directors or other

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governing body, or (c) acquires Control of more than 50% of the ownership interest in any other Person engaged in any business that is not managed by a board of directors or other governing body.
“Additional Lender” has the meaning set forth in Section 2.12(3).
“Adjusted Daily Compounded CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Daily Compounded CORRA for such calculation, plus
(b) the Daily Compounded CORRA Adjustment; provided, if the rate determined above shall ever be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation, plus (b) the Term CORRA Adjustment; provided, if the rate determined above shall ever be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that, if the rate determined above shall ever be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.
“Administrative Agent” means The Toronto-Dominion Bank as Administrative Agent for the Lenders under this Agreement, and any successor appointed pursuant to Section 14.07.
“Administrative Agent’s Account for Payments” means, for all payments by the Borrowers in Canadian Dollars or U.S. Dollars, as applicable, the following accounts maintained by the Administrative Agent at the Administrative Agent’s Branch of Account, to which payments and transfers are to be effected:
(a)in respect of payments in Canadian Dollars:
SWIFT: TDOMCATTTOR
Cdn $ Account No: 0360-01-2301253
Favor:        ~~TD~~The Toronto-Dominion Bank, Toronto – Corporate Lending Ref:    Borrower name
(b)in respect of payments in US Dollars:
Bank of America
100 West 33rd Street, New York, New York, U.S.A. 10001 ~~Bank of America - New York~~ABA No: 026-009-593 SWIFT: BOFAUS3N
Account No: 6550-826-336
Account with: ~~TD Bank~~The Toronto-Dominion Bank, 77 King Street West, 26th Floor, Toronto, Ontario, Canada M5K 1A2
SWIFT: TDOMCATTTOR

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Favor:        ~~TD~~The Toronto-Dominion Bank, Toronto – Corporate Lending      Account: 0360-01-2301447
Ref:    Borrower name
or any other accounts of the Administrative Agent as the Administrative Agent may from time to time advise the Borrowers and the Lenders in writing.
“Administrative Agent’s Branch of Account” means the office of the Administrative Agent located at TD North Tower, 77 King Street West, 26th Floor, Toronto, Ontario, M5K 1A2, or other office or branch of the Administrative Agent in Canada as the Administrative Agent may from time to time advise the Borrowers and the Lenders in writing.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Advances” means the advances made by the Lenders pursuant to Article 3 and “Advance” means any one of such Advances. Advances under the Credit Facility shall be denominated in Canadian Dollars or U.S. Dollars. Advances denominated in Canadian Dollars may (in accordance with and subject to Articles 2 and 3) be designated as Canadian Prime Rate Advances, Daily Compounded CORRA Advances or Term CORRA Advances, and Advances denominated in U.S. Dollars may (in accordance with and subject to Articles 2 and 3) be designated as SOFR Advances or U.S. Base Rate Advances. Each of a Canadian Prime Rate Advance, a Daily Compounded CORRA Advance, a Term CORRA Advance, a U.S. Base Rate Advance and a SOFR Advance is a “Type” of Advance.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Aggregate Commitment” means, at any time, $~~300,000,000~~250,000,000, as such amount may from time to time be increased pursuant to Section 2.12 or reduced pursuant to the terms hereof.
“Agreement” means this second amended and restated credit agreement, as amended, restated, supplemented, modified, renewed or replaced.
“Annual Business Plan” means, for any Financial Year, in form reasonably satisfactory to the Administrative Agent, (i) a detailed pro forma balance sheet, income statement and cash flow statement and (ii) pro forma calculations with respect to the Consolidated Total Leverage Ratio and Consolidated Interest Coverage Ratio in respect of the Borrowers and their Subsidiaries, prepared on a combined consolidated basis in accordance with GAAP, in respect of such Financial Year and the following ~~Fiscal~~Financial Year and supported by appropriate explanations, notes and information, all as approved by the board of directors of Parent GP in its capacity as general partner of each Borrower.

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“Anti-Terrorism Law” means any laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control, the Criminal Code (Canada), and the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (as any of the foregoing laws may from time to time be amended, renewed, extended, or replaced).
“Applicable Margins” means, at any time, subject to the following sentence, the margins in basis points set forth and defined in Schedule 7. In respect of (i) ~~BA Instruments~~CORRA Advances, SOFR Advances and Documentary Credits, the Applicable Margin shall be the margin referred to in the column “~~BA Instruments~~CORRA/SOFR” or “Documentary Credits” as applicable, and (ii) Canadian Prime Rate Advances and U.S. Base Rate Advances, the Applicable Margin shall be the margin referred to in the column “Canadian Prime Rate/U.S. Base Rate Advances”. So long as no Default or Event of Default shall have occurred and be continuing, each Applicable Margin shall be adjusted as of two (2) Business Days after the date the Administrative Agent receives the relevant Compliance Certificate calculating the Consolidated Total Leverage Ratio; provided that, if the Borrowers fail to deliver a Compliance Certificate pursuant to Section 8.01(1)(a)(iii), each Applicable Margin shall be the highest applicable rate set forth in Schedule 7 until two (2) Business Days following the receipt of such Compliance Certificate, as applicable. Notwithstanding the foregoing, in respect of any ~~BA Instruments~~SOFR Advance or CORRA Advance outstanding at the effective time of the change in the Applicable Margin determined hereunder ~~(and only in respect of such outstanding BA Instruments at such time and not BA Instruments issued thereafter)~~, such change in the Applicable Margin shall not apply to such outstanding ~~BA Instruments~~SOFR Advance and CORRA Advance until the expiry of the Interest Period ~~or the contract maturity date~~ applicable thereto~~, as the case may be~~.
“Applicable Percentage” means with respect to any Lender, the percentage of the Aggregate Commitment represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentage shall be the percentage of the total Accommodations Outstanding represented by such Lender’s Accommodations Outstanding.
“Approved Fund” means any Fund, other than a Fund carrying on a business of purchasing, holding, disposing of or realizing upon distressed or underperforming Debt, that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Assets” means, with respect to any Person, any property (including real and personal property), assets (including any insurance proceeds) and undertakings of such Person of every kind and wheresoever situate, whether now owned or hereafter acquired (and, for greater certainty, includes any equity or like interest of any Person in any other Person).

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“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee and accepted by the Administrative Agent, in substantially the form of Schedule 9 or any other form approved by the Administrative Agent.
“Attributable Debt” means, at any date in relation to any finance leases, all obligations of such Person as lessee under such finance leases, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.
“Authorization” means, with respect to any Person, any authorization, order, permit, approval, grant, licence, consent, franchise, certificate, judgment, writ, injunction, award, determination, direction, decree, by-law, rule or regulation of any Governmental Authority having jurisdiction over such Person.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (a) if the then-current Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is removed by the Administrative Agent pursuant to Section 3.08.
~~“BA Discount Rate” means, for any Drawing Date, in respect of any Bankers’ Acceptances or Drafts to be purchased pursuant to Article 4 by (i) a Lender which is a Schedule I Bank, CDOR, and (ii) any other Lender, CDOR plus 0.10%. For greater certainty, if the rate as so determined is less than the Floor, it shall be deemed to be the Floor~~.
~~“BA Equivalent Note” has the meaning specified in Section 4.03(3).~~
~~“BA Instruments” means, collectively, Bankers’ Acceptances, Drafts and BA Equivalent Notes and, in the singular, any one of them.~~
~~“Bankers’ Acceptance” has the meaning specified in Section 4.01(1).~~
“basis point” means 1/100th of one percent.
“Benchmark” means, initially, Adjusted Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to Adjusted Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.08(1)(a).
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

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(a)the sum of: (i) Daily Simple SOFR and (ii) 0.10% (10 basis points), or
(b)the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrowers giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment.
provided that, if the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to the then-current Benchmark:
(a)in the case of clauses (a) and (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

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For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

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“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.08 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.08.
“Beneficiary” means, in respect of any Documentary Credit, the beneficiary named in such Documentary Credit.
“Blackcomb LP” means Blackcomb Skiing Enterprises Limited Partnership, a limited partnership formed under the law of British Columbia as at the date hereof, or Parent GP, as general partner for Blackcomb Skiing Enterprises Limited Partnership, as the context requires, and its permitted successors and assigns.
“Blackcomb Partnership Agreement” means the amended and restated agreement of limited partnership dated November 12, 2010 as amended on June 27, 2017 with respect to Blackcomb LP made between Parent GP WB GP, Nippon GP and Nippon Cable Holdings (Canada) Ltd.
“Borrowers” and “Borrower” have the meaning assigned to them in the recitals.
“Borrowers’ Account” means, (i) in respect of Canadian Dollars, each Borrower’s Canadian Dollar account, and (ii) in respect of U.S. Dollars, the Borrower’s U.S. Dollar account, in each case, the particulars of which shall have been notified to the Administrative Agent by each Borrower.
“Borrowers’ Distributable Cash Amount” means, for any Measurement Period, (a) the Consolidated EBITDA of the Borrowers and their Consolidated Subsidiaries for such period less, to the extent not already deducted in the calculation of Consolidated EBITDA: (i) Consolidated Income Tax Expense for such period, and (ii) Consolidated Interest Expense to the extent payable in cash during such period, and mandatory debt servicing payments made by the Borrowers during such period, plus (b) the aggregate amount of undistributed and unexpended Borrowers’ Distributable Cash Amounts from any prior Measurement Period.

“Borrowing” means a borrowing consisting of one or more Advances.

“Borrowing Notice” has the meaning specified in Section 3.02(1).

“Breakage Costs” means all costs, losses and expenses incurred by any Lender by reason of the breakage of SOFR contracts and CORRA prepayments, all as set out in a certificate delivered to the Borrower by any Lender entitled to receive such reimbursement.

“Buildings and Fixtures” means all plants, buildings, structures, erections, improvements, appurtenances and fixtures (including fixed machinery and fixed

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equipment) situate on or at the Owned Real Properties and/or Material Leased Real Properties and/or the Crown Real Properties.
“Business” means the business of the Loan Parties as conducted on the date hereof including, for greater certainty the operation of the four season mountain resort known as “Whistler Blackcomb” at Whistler, British Columbia and other recreational businesses at or around Whistler, British Columbia.
“Business Day” means any day of the year, other than a Saturday, Sunday or other day on which banks are required or authorized to close in Toronto, Ontario and Vancouver, British Columbia and, where used in the context of (i) U.S. Base Rate Advances, and in respect of any payment in U.S. Dollars, is also a day on which banks are not required or authorized to close in New York, New York; and (ii) a SOFR Advance, or any other calculation or determination involving SOFR, the term “Business Day” also means any day that is a U.S. Government Securities Business Day.
“Canadian Available Tenor” means, as of any date of determination and with respect to the then current Canadian Benchmark, as applicable, (x) if such Canadian Benchmark is a term rate, any tenor for such Canadian Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Canadian Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Canadian Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Canadian Benchmark that is then-removed from the definition of “Interest Period”, pursuant to Section 3.07(4).
“Canadian Benchmark” means, initially, the Term CORRA Reference Rate or Daily Compounded CORRA, as the case may be; provided that if a Canadian Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate, Daily Compounded CORRA, or the then-current Canadian Benchmark, then “Canadian Benchmark” means the applicable Canadian Benchmark Replacement to the extent that such Canadian Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.07(4).
“Canadian Benchmark Replacement” means, with respect to any Canadian Benchmark Transition Event:
(a)where a Canadian Benchmark Transition Event has occurred with respect to Term CORRA Reference Rate, Daily Compounded CORRA; and;
(b)where a Canadian Benchmark Transition Event has occurred with respect to a Canadian Benchmark other than the Term CORRA Reference Rate, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Canadian

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Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Canadian Dollar-denominated syndicated credit facilities and (ii) the related Canadian Benchmark Replacement Adjustment.
If the Canadian Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Canadian Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.
“Canadian Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Canadian Benchmark with an Canadian Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Canadian Unadjusted Benchmark Replacement by the Relevant Canadian Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Canadian Unadjusted Benchmark Replacement for Canadian Dollar-denominated syndicated credit facilities at such time.
“Canadian Benchmark Replacement Conforming Changes” means, with respect to the use or administration of a Canadian Benchmark or the use, administration, adoption or implementation of any Canadian Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Canadian Prime Rate”, the definition of “Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of Borrowings or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.07 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).

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“Canadian Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Canadian Benchmark:
(a)in the case of clause (a) or (b) of the definition of “Canadian Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of “Canadian Benchmark Transition Event,” the first (1st) date on which such Canadian Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Canadian Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Canadian Available Tenor of such Canadian Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, the “Canadian Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Canadian Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Canadian Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Canadian Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Canadian Benchmark:
(a)a public statement or publication of information by or on behalf of the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof), the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Canadian Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such

~~53661530.1~~53661530.7

Canadian Benchmark (or such component), which states that the administrator of such Canadian Benchmark (or such component) has ceased or will cease to provide all Canadian Available Tenors of such Canadian Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark (or such component thereof); or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that all Canadian Available Tenors of such Canadian Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, a “Canadian Benchmark Transition Event” will be deemed to have occurred with respect to any Canadian Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Canadian Available Tenor of such Canadian Benchmark (or the published component used in the calculation thereof).
“Canadian Benchmark Unavailability Period” means, the period (if any)

(a) beginning at the time that a Canadian Benchmark Replacement Date has occurred if, at such time, no Canadian Benchmark Replacement has replaced the then-current Canadian Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.07, and (b) ending at the time that a Canadian Benchmark Replacement has replaced the then-current Canadian Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 3.07.
“Canadian Benefit Plan” means any plan, fund, program or policy, whether oral or written, formal or informal, funded or unfunded, insured or uninsured, providing employee benefits, including medical, hospital care, dental, sickness, accident, disability, life insurance, pension, retirement or savings benefits, bonus, profit sharing, deferred compensation, incentive compensation, employment insurance benefits, employee loans, vacation pay, severance or termination pay, under which any Loan Party has any liability with respect to any of its employees or former employees employed in Canada, and includes any Canadian Pension Plan but excludes any plan, fund, program or policy established pursuant to provincial or federal Law.
“Canadian Dollars”, and “Cdn. $” each mean lawful money of Canada.
“Canadian Pension Plans” means each pension plan required to be registered under Canadian federal or provincial law that is maintained or contributed to by any Loan Party for its employees or former employees, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec.

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“Canadian Prime Rate” means, at any time, the rate of interest per annum equal to the greater of (i) the rate which the principal office of the Administrative Agent in Toronto, Ontario then quotes, publishes and refers to as its “prime rate” and which is its reference rate of interest for loans in Canadian Dollars made in Canada to commercial borrowers; and (ii) Adjusted Term CORRA for an interest period of one (1) month ~~CDOR~~ in effect ~~of~~on such day, plus 1.0% per annum, adjusted automatically with each quoted, published or displayed change in such rate, all without necessity of any notice to the Borrowers or any other Person. For greater certainty, if the rate as so determined is less than the Floor, it shall be deemed to be the Floor.
“Canadian Prime Rate Advance” means an Advance that bears interest based on the Canadian Prime Rate.
“Canadian Unadjusted Benchmark Replacement” means the applicable Canadian Benchmark Replacement excluding the related Canadian Benchmark Replacement Adjustment.
“Capital Expenditures” means, in respect of any Person, expenditures made by such Person for the purchase, lease or acquisition of Assets (other than current Assets) required to be capitalized for financial reporting purposes in accordance with GAAP.
“Capital Lease Obligation” of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, moveable or immoveable, that is accounted for in accordance with GAAP (as it existed prior to the implementation of IFRS 16) as a capitalized lease.
~~“CDOR” means, on any day for any period, the average rate applicable to Canadian Dollar bankers’ acceptances with a maturity comparable to such period appearing on the Refinitiv Screen CDOR Page at approximately 10:20 a.m. (Toronto time) on such date, as determined by the Administrative Agent; provided that, if such rate is not available at such time for any reason, then the “CDOR” for such period shall be the rate applicable to Canadian Dollar bankers’ acceptances with a maturity comparable to such period quoted by the Administrative Agent at approximately 10:20 a.m. (Toronto time) on such date; provided that if CDOR as so determined shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.~~
“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in Law or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any Law by any Governmental Authority. Without limiting the generality of the foregoing, all requests, rules, regulations, guidelines and directives under, or issued in connection with, the Dodd-Frank Wall Street Reform and Consumer Protection Act or promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision pursuant to Basel III (or any successor or similar authority or any United States, Canadian or foreign regulatory authority), all interpretations and applications thereof, and any compliance by a lender with any request or directive relating thereto, shall be deemed a “Change in Law” regardless of the date enacted, adopted, applied or issued.

~~53661530.1~~53661530.7

“Change of Control” means at any time (a) any Person or group of Persons acting jointly or in concert, other than the Excluded Holders, collectively shall beneficially own capital stock of Parent GP representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent GP, or (b) Parent GP ceases to own, directly or indirectly, 75% of the partnership interests (that is, the limited partner and general partner Equity Securities) of each of the Borrowers, or (c) Parent GP ceases to be the general partner of each of the Borrowers or (d) a majority of the directors of Parent GP cease to be independent within the meaning of Sections 1.4 and 1.5 of National Instrument 52-110 of the Canadian Securities Administrators.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means the Assets of the Loan Parties and the Limited Recourse Guarantors in respect of which the Administrative Agent or any Lender has an Encumbrance pursuant to a Security Document or in which an Encumbrance is intended to be created in favour of the Administrative Agent or any Lender pursuant to the terms of a Security Document.
“Commitment” means, as to all Lenders at any time, the amount specified in the definition of “Aggregate Commitment”, and as to any Lender at any time, the amount set forth opposite such Lender’s name in Schedule 10 attached hereto under the caption “Commitment”, as such amount may be increased or reduced from time to time in accordance with the provision of this Agreement.
“Commitment Fees” has the meaning assigned to such term in Section 2.07(1).
“Commitment Increase” has the meaning set forth in Section 2.12(1).
“Compliance Certificate” means a certificate of the Borrowers signed by the respective chief executive officer, chief financial officer or any other senior officer of Parent GP, substantially in the form attached hereto as Schedule 8.
“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Base Rate”, the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Breakage Costs, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent

~~53661530.1~~53661530.7

decides is necessary in connection with the administration of this Agreement and the other Credit Documents).
“Consolidated Debt” means, at any time, the aggregate amount of all combined consolidated Debt of the Loan Parties and their Subsidiaries, other than the Real Estate Development SPVs, determined on a combined consolidated basis in accordance with GAAP and without duplication as of such time.
“Consolidated Depreciation and Amortization Expense” means, for any Measurement Period, depreciation and amortization expense of the Relevant Persons for such period, determined on a combined consolidated basis in accordance with GAAP (as it existed prior to the implementation of IFRS 16).
“Consolidated EBITDA” means, in respect of a Person and its Subsidiaries or the Loan Parties, as the context requires, (the “Relevant Persons”) for any Measurement Period, Consolidated Net Income for such period (i) increased by, to the extent deducted in calculating Consolidated Net Income, the sum, without duplication, of (A) Consolidated Interest Expense for such period; (B) Consolidated Income Tax Expense for such period;
(C) non-cash items, including Consolidated Depreciation and Amortization Expense, deferred taxes, foreign currency translation adjustments, non-cash losses resulting from marking-to-market the outstanding Hedging Agreements of the Relevant Persons and stock options for such period; (D) losses on disposal of assets, impairment of goodwill and intangible assets and any extraordinary, non-recurring or unusual non-cash items decreasing Consolidated Net Income for such period; and (E) fees, costs and expenses incurred in connection with the acquisition of Parent GP by Vail Resorts, Inc., and
(ii) decreased by the sum, without duplication, of (A) all cash payments during such period relating to non-cash charges which were added back in determining EBITDA in any prior period; (B) all gains realized on Dispositions of Real Estate Development Assets during such period; and (C) to the extent included in calculating Consolidated Net Income, the sum of (1) non-cash gains resulting from marking-to-market the outstanding Hedging Agreements of the Relevant Persons and foreign currency translation adjustments, (2) gains on disposal of assets and (3) any extraordinary non-recurring or unusual non-cash items increasing Consolidated Net Income; and (iii) increased by the sum of all dividends or other distributions paid in cash to a Loan Party by a Real Estate Development SPV in such period; all as determined at such time in accordance with GAAP.
For purposes of calculating Consolidated EBITDA for any period pursuant to any determination of the Consolidated Interest Coverage Ratio and Consolidated Total Leverage Ratio, if during such period (or in the case of calculations determined on a Pro Forma Basis, during the period from the last day of such period to and including the date as of which such calculation is made) a Relevant Person shall have made a Material Disposition or a Material Permitted Acquisition, Consolidated EBITDA will be determined after giving effect to any Pro Forma Adjustments in connection with such Material Permitted Acquisition or Material Disposition.

~~53661530.1~~53661530.7

“Consolidated Income Tax Expense” means, for any Measurement Period, the aggregate of all Taxes (including deferred Taxes) based on income of (i) the Loan Parties for such period, determined on a combined consolidated basis in accordance with GAAP, or (ii) any other Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, as the context requires.
“Consolidated Interest Coverage Ratio” means, for any Measurement Period, the ratio of (a) Consolidated EBITDA of the Loan Parties for such period to (b) Consolidated Interest Expense for such period.
“Consolidated Interest Expense” means for any Measurement Period, all items properly classified as interest expense in accordance with GAAP, minus interest income during such period in accordance with GAAP, (i) for the Loan Parties determined on a combined consolidated basis and (ii) for any other Person and its Subsidiaries determined on a consolidated basis, as the context requires; provided that: (a) for purposes of calculating the Consolidated Interest Coverage Ratio, (i) the portion of Permitted Distributions to the Limited Recourse Guarantors that is presented as a finance expense in the financial statements of the Borrowers, and (ii) any portion of finance expense attributable to WAC Membership Deposits; and (b) for purposes of calculating the Borrower’s Distributable Cash Amount, (i) the portion of Permitted Distributions to the Limited Recourse Guarantors that is presented as a finance expense in the financial statements of the Borrowers, and (ii) any portion of finance expense attributable to WAC Membership Deposits, shall be excluded from Consolidated Interest Expense.
For purposes of calculating Consolidated Interest Expense for any period pursuant to any determination of the Consolidated Interest Coverage Ratio, if during such period (or in the case of calculations determined on a Pro Forma Basis, during the period from the last day of such period to and including the date as of which such calculation is made) a Relevant Person shall have made a Material Disposition or a Material Permitted Acquisition, Consolidated Interest Expense will be determined after giving effect to any Pro Forma Adjustments in connection with such Material Permitted Acquisition or Material Disposition.
“Consolidated Net Income” means, for any Measurement Period, the net income (loss) for such period of (i) the Loan Parties determined on a combined consolidated basis in accordance with GAAP or (ii) any other Person and its Subsidiaries determined on a consolidated basis in accordance with GAAP, as the context requires.
“Consolidated Subsidiary” means a Subsidiary of a Borrower, other than a Real Estate Development SPV.
“Consolidated Total Leverage Ratio” means, for any Measurement Period, the ratio of
(a)Consolidated Debt as of the last day of the relevant Measurement Period to
(b)Consolidated EBITDA of the Loan Parties for such period.

~~53661530.1~~53661530.7

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have corresponding meanings.
“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “CORRA Advances” means Term CORRA Advances and Daily Compounded CORRA Advances.
“CORRA Interpolated Rate” means, for any CORRA Advance for a CORRA Non-Standard Interest Period, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) Adjusted Term CORRA for the longest Interest Period that is not a CORRA Non-Standard Interest Period for which Adjusted Term CORRA is available that is shorter than the CORRA Non-Standard Interest Period of such CORRA Advance and (b) Adjusted Term CORRA for the shortest Interest Period that is not a CORRA Non-Standard Interest Period for which Adjusted Term CORRA is available that exceeds the CORRA Non-Standard Interest Period of such CORRA Advance, at such time; provided that when determining the CORRA Interpolated Rate for a CORRA Non-Standard Interest Period which is less than one (1) month, the CORRA Interpolated Rate shall be deemed to be Adjusted Term CORRA for an Interest Period of one (1) month’s duration.
“CORRA Non-Standard Interest Period” has the meaning specified in the definition of “Term CORRA”.
“Credit Documents” means this Agreement~~, the BA Instruments~~, the Documentary Credits, the Security Documents, the Eligible Hedging Agreements, the Fee Letters, Other Secured Agreements, the Guarantees, the Limited Recourse Guarantees, each Province Consent, certificates and written notices executed by any of the Loan Parties or the Limited Recourse Guarantors and delivered to the Administrative Agent or the Lenders, or both, and all other documents executed and delivered to the Administrative Agent or the Lenders, or both, by any of the Loan Parties or the Limited Recourse Guarantors in connection with the Credit Facility.
“Credit Facility” means the revolving credit facility made available to the Borrowers in accordance with Article 2.
“Crown Real Properties” means the lands subject to the Crown Tenures.
“Crown Tenures” means, collectively, the Development Agreements and all rights and interests held by any Loan Party in Crown lands used or occupied in the operation of the Business, the current working list of which is set forth in Part 2 of Schedule F, as updated from time to time in accordance with Section 8.01(1)(c), and for certainty includes the interest of any Loan Party in the Buildings and Fixtures on the Crown Real Properties.

~~53661530.1~~53661530.7

“Daily Compounded CORRA” means, for any day (a “Daily Compounded CORRA Rate Day”), a rate per annum equal to CORRA (with interest accruing on a compounded daily basis, with the methodology and conventions for this rate being established by the Administrative Agent, in its discretion, which will include compounding in arrears with a lookback) for the day (such day, the “Daily Compounded CORRA Determination Day”), that is either two (2) Business Days or five (5) Business Days, at the Administrative Agent’s discretion, prior to (a) if such Daily Compounded CORRA Rate Day is a Business Day, such Daily Compounded CORRA Rate Day, or (b) if such Daily Compounded CORRA Rate Day is not a Business Day, the Business Day immediately preceding such Daily Compounded CORRA Rate Day, in each case, as CORRA is published by the administrator; provided, however, that if as of 5:00 p.m. (Toronto time) on any Daily Compounded CORRA Determination Day, CORRA for the applicable tenor has not been published by the administrator and a Canadian Benchmark Replacement Date with respect to Daily Compounded CORRA has not occurred, then Daily Compounded CORRA will be CORRA as published by the administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Daily Compounded CORRA Determination Day.
“Daily Compounded CORRA Adjustment” means a percentage equal to 0.29547% per annum and 0.32138% per annum for a one (1) month and three (3) month period, respectively.
“Daily Compounded CORRA Advances” means an Advance that bears interest at a rate based on Adjusted Daily Compounded CORRA.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Day Skier Lots” means the day use parking area located on lands owned by the Resort Municipality of Whistler and designated for use by the Province for parking purposes, used and operated by the Borrowers pursuant to a Whistler Village Day Skier Parking Lot Facility Operating Agreement made as of the 31st day of October, 2008 among the Resort Municipality of Whistler, Whistler LP and Blackcomb LP.
“Debenture” has the meaning specified in Section 2.13(1)(d).
“Debt” of any Person means, at any time (without duplication), (i) all indebtedness of such Person for borrowed money including borrowings of bankers’ acceptances, letters of credit or letters of guarantee; (ii) all indebtedness of such Person for the deferred purchase price of property or services represented by a note or other evidence of indebtedness to the extent the same would be required to be shown as a liability on a balance sheet prepared in accordance with GAAP; (iii) all indebtedness of such Person

~~53661530.1~~53661530.7

created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person to the extent of the value of such property (other than customary reservations or retention of title under agreements with suppliers entered into in the ordinary course of business); (iv) all obligations of another Person secured by an Encumbrance on any Assets of such Person; (v) all Capital Lease Obligations of such Person; (vi) the aggregate amount at which any Equity Securities in the capital of such Person which are redeemable or retractable at the option of the holder may be retracted or redeemed for cash or indebtedness of the type described in clause (i) above provided all conditions precedent for such retraction or redemption have been satisfied; (vii) all other obligations of such Person upon which interest charges are customarily paid by such Person other than any such obligations incurred in the ordinary course of business of such Person for the purposes of carrying on the same and not evidenced by a note, bond, debenture or other evidence of indebtedness; (viii) the net amount of all obligations of such Person (determined on a marked-to-market basis) under Hedging Agreements; (ix) all Synthetic Debt of such Person; and (x) all Debt Guaranteed by such Person; provided that, “Debt” shall not include accrued expenses and current trade payables arising in the ordinary course of business, or, solely for purposes of the calculation of “Consolidated Debt”, Debt in respect of WAC Membership Deposits, and the guarantees made by the Borrowers to WAC Members in respect of WAC Membership Deposits.
“Debt Guaranteed” by any Person means the maximum amount which may be outstanding at the relevant time of all Debt which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire, or in respect of which such Person has otherwise assured a creditor or other Person against loss; provided that in circumstances in which less than such amount has been guaranteed by such Person, only the guaranteed amount shall be taken into account in determining such Person’s Debt Guaranteed.
“Default” means any event or condition that, with the giving of any notice, passage of time, or both, would constitute an Event of Default.
“Development Agreements” means (i) the Master Development Agreement Her Majesty the Queen in Right of the Province of British Columbia, as represented by the Minister of Forests, Lands and Natural Resource Operations and Blackcomb Skiing Enterprises Limited Partnership, dated as of February 23, 2017 with respect to Blackcomb Mountain (as amended, modified, restated or replaced from time to time as permitted hereunder) and (ii) the Master Development Agreement between Her Majesty the Queen in Right of the Province of British Columbia, as represented by the Minister of Forests, Lands and Natural Resource Operations, dated February 23, 2017, with respect to Whistler Mountain (as amended, modified, restated or replaced from time to time as permitted hereunder).

~~53661530.1~~53661530.7

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule B and Schedule J.
“Disposition” means with respect to any Asset of any Person, any direct or indirect sale, lease (where such Person is the lessor of such Asset), assignment, cession, transfer, exchange, conveyance, release or gift of such Asset, including by means of a ~~Sale and Leaseback~~Sale-Leaseback Transaction, or any reorganization, consolidation, amalgamation or merger of such Person pursuant to which such Asset becomes the property of any other Person; and “Dispose”, “Disposal” and “Disposed” have meanings correlative thereto.
“Documentary Credit” means a letter of credit (including a standby letter of credit) or a letter of guarantee issued or to be issued by the Swing Line Lender for the account of the Borrowers pursuant to Article 5 and denominated in Canadian Dollars or U.S. Dollars as may be requested by a Borrower and agreed to by the Swing Line Lender, as the same may be amended, supplemented, extended or restated from time to time.
“Documentary Credit Participation Fee” means the fee in basis points per annum set forth and defined in Schedule 7.
~~“Draft” means, at any time, (i) a bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by a Borrower on a Lender or any other Person and bearing such distinguishing letters and numbers as the Lender or the Person may determine, but which at such time has not been completed as to the payee by the Lender or the Person; or (ii) a depository bill within the meaning of the Depository Bills and Notes Act (Canada).~~
~~“Drawing” means (i) the acceptance and purchase of Bankers’ Acceptances by a Lender or by any other Person pursuant to Article 4; or (ii) the purchase of completed Drafts by a Lender or by any other Person pursuant to Article 4.~~
~~“Drawing Date” means any Business Day fixed for a Drawing pursuant to Section 4.03.~~
~~“Drawing Fee” means, with respect to each Bankers’ Acceptance or Draft drawn by a Borrower and purchased by any Person on any Drawing Date, an amount equal to the Applicable Margin, multiplied by the product of (i) a fraction, the numerator of which is the number of days, inclusive of the first day and exclusive of the last day, in the term of maturity of such Bankers’ Acceptance or Draft, and the denominator of which is 365, and (ii) the aggregate face amount of such Bankers’ Acceptance or Draft.~~

~~“Drawing Notice” has the meaning specified in Section 4.03(1).~~

~~“Drawing Price” means, in respect of each Bankers’ Acceptance or Draft purchased by a Lender or any other Person, the result obtained by multiplying (a) the aggregate Face Amount of such Bankers’ Acceptance or Draft by (b) the amount (rounded up or down to the fifth decimal place with .000005 being rounded up) determined by dividing one by the sum of one plus the product of (x) the BA Discount Rate, and (y) a fraction the numerator of which is the number of days to maturity of such Bankers’ Acceptance or~~

~~53661530.1~~53661530.7

~~Draft, inclusive of the first day and exclusive of the last day of such term, and the denominator of which is 365.~~
~~“Drawing Proceeds” means, in respect of any Bankers’ Acceptance or Draft purchased by a Lender or any other Person, an amount equal to (i) the Drawing Price in respect of such Bankers’ Acceptance or Draft; minus (ii) the applicable Drawing Fee in respect of such Bankers’ Acceptance or Draft.~~
“Effective Date” means April 14, 2023.
“Eligible Assignee” means any Person (other than a natural person, any Loan Party, or any competitor of the Borrowers or their Affiliates identified in writing by the Borrowers to the Administrative Agent (and reasonably acceptable to the Administrative Agent) prior to an assignment), in respect of which any consent that is required by Section 17.01 has been obtained.
“Eligible Hedging Agreements” means one or more agreements between the Loan Parties and a Lender or an Affiliate of a Lender (collectively, the “Hedge Lenders”), evidenced by a form of agreement published by the International Swaps and Derivatives Association, Inc. (or other form approved by the Administrative Agent) using the full two-way payment method to calculate amounts payable thereunder and evidencing (i) any interest rate hedge (including any interest rate swap, cap or collar); or (ii) any foreign exchange hedge, provided that any such hedging agreement entered into by any Loan Party and any Person that (i) was entered into prior to the date of this Agreement with a Person that as of the date of this Agreement becomes a Lender or (ii) was a Lender at the time such agreement was entered into, shall continue to be an Eligible Hedging Agreement notwithstanding that such Person ceases, at any time, to be a Lender hereunder.
“Encumbrance” means any hypothec, mortgage, pledge, security interest, encumbrance, lien, charge or any other arrangement (including a deposit arrangement) or condition that in substance secures payment or performance of an obligation and includes the interest of a vendor or lessor under any conditional sale agreement, finance lease or other title retention agreement.
“Environmental Laws” means all applicable Laws relating to the environment, occupational health and safety matters or conditions, Hazardous Substances, pollution or protection of the environment, including Laws relating to (i) on-site or off-site contamination; (ii) occupational health and safety relating to Hazardous Substances; (iii) Releases of Hazardous Substances into the environment; and (iv) the manufacture, processing, distribution, use, treatment, storage, transport, disposal or handling of Hazardous Substances, the clean-up or other remediation thereof, and including, without limitation, the Canadian Environmental Protection Act (Canada), the Fisheries Act (Canada), the Transportation of Dangerous Goods Act (Canada), the Migratory Birds Protection Act (Canada), the Species at Risk Act (Canada), the Hazardous Products Act (Canada), the Canada Shipping Act (Canada) and the Canada Wildlife Act (Canada), and any analogous provincial or local statutes.

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“Environmental Liabilities” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) any Environmental Law or violation thereof, (b) the Loan Parties’ generation, use, handling, collection, treatment, storage, transportation, recovery, recycling or disposal of any Hazardous Substances, (c) exposure to any Hazardous Substances, (d) the presence or Release or threatened Release of any Hazardous Substances into the environment, or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Environmental Permits” includes all permits, certificates, approvals, registrations, statements, licences, exemptions or other documents having the effect of an authorization issued by any Governmental Authority or pursuant to Environmental Law, to any of the Loan Parties or to the Business and required for the operation of the Business or the use of the Owned Real Properties, Leased Real Properties, Crown Real Properties or other Assets of any of the Loan Parties under Environmental Laws.
“Equity Securities” means, with respect to any Person, any and all shares, units, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person’s capital, whether outstanding on the First ARCA Closing Date or issued after the First ARCA Closing Date, including any interest in a partnership, limited partnership or other similar Person and any beneficial interest in a trust, and any and all rights, warrants, options or other rights exchangeable for or convertible into any of the foregoing.
“Equivalent Canadian $ Amount” means, at any relevant time on any day and with respect to any amount denominated in U.S. Dollars, the amount of Canadian Dollars which would be required to buy such amount of U.S. Dollars at the Bank of Canada rate at such time on such day (as quoted or published by the Bank of Canada). For the purposes of the calculation of the Commitment Fees, principal amount outstanding in
U.S. Dollars on each day during the financial quarter shall be converted into the Equivalent Canadian $ Amount by applying the monthly average Bank of Canada rate posted on the last Business Day of the applicable month during such financial quarter.
“Equivalent U.S. $ Amount” means, at any relevant time on any day and with respect to any amount denominated in Canadian Dollars, the amount of U.S. Dollars which would be required to buy such amount of Canadian Dollars at the Bank of Canada rate at such time on such day (as quoted or published by the Bank of Canada).
“Erroneous Payment” has the meaning set forth in Section 25.01.
“Erroneous Payment Notice” has the meaning set forth in Section 25.01(1).
“Event of Default” has the meaning specified in Section 9.01.
“Excluded Holders” means Vail Resorts, Inc. and its Affiliates.

~~53661530.1~~53661530.7

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of a Loan Party hereunder or under any Credit Document (collectively in this definition, a “Recipient”), (a) taxes imposed on or measured by its net income or capital, and franchise taxes imposed on it (in lieu of or in addition to net income taxes), by Canada (or any political subdivision thereof), or by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or resident or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes or any similar tax imposed by Canada (or any political subdivision thereof), or by any jurisdiction (or any political subdivision thereof) in which the Lender is located; (c) any Taxes, assessments or other governmental charges which would not have been imposed but for the existence of any present or former connection (other than the mere holding of an interest in the facilities or being a beneficiary of any Credit ~~Agreement~~Document) between any Recipient and the jurisdiction (or any political subdivision thereof) in which such Taxes, assessments or other governmental charges are paid or payable (whether disputed or not), including, such Recipient being or having been a resident or citizen thereof, being or having been present or engaged in trade or business therein, or having or having had a permanent establishment therein, in each case other than as a result of the mere holding of an interest in the facilities or being a beneficiary under any Credit ~~Agreement~~Document (provided that for greater certainty, the exclusion in this clause (c) shall not apply to exclude Taxes under Part XIII of the Income Tax Act (Canada) or any successor provisions thereof); (d) Taxes imposed, levied, collected, assessed or withheld by or within Canada (or any political subdivision thereof) with respect to a payment to any Recipient which does not deal at arm’s length with the Borrowers or their members within the meaning of the Income Tax Act (Canada) at the time of the payment; (e) any Taxes, assessments or other governmental charges which would not have been imposed but for a disposition or deemed disposition by a Recipient of an interest in any Credit ~~Agreement~~Document to a person resident in Canada with which such Recipient does not deal at arm’s length, all within the meaning of the Income Tax Act (Canada) (provided that for greater certainty this clause (e) may apply where its provisions are applicable to exclude Taxes under Part XIII of the Income Tax Act (Canada) or any successor provisions thereof), (f) Taxes imposed, levied, collected, assessed or withheld by or within Canada (or any political subdivision thereof) with respect to payments made by the Borrowers or their members to the extent that such payments are in respect of services rendered in Canada and (g) any U.S. federal withholding Taxes imposed under FATCA.
“Face Amount” means ~~(i) in respect of a BA Instrument, the amount payable to the holder on its maturity; and (ii)~~ in respect of a Documentary Credit, the undrawn face amount thereof, being the maximum amount which the Swing Line Lender is contingently liable to pay to the beneficiary thereof.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of

~~53661530.1~~53661530.7

the Code or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.
“Federal Funds Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Administrative Agent, in its capacity as a Lender, on such day on such transactions as determined by Administrative Agent.
“Fee Letters” means collectively the amended and restated agency fee agreement between the Borrowers and the Administrative Agent dated as of the date hereof, and any other fee letter from time to time entered into between the Borrowers, the Administrative Agent or the Lenders, as amended, restated or replaced from time to time.
“Fees” means the fees payable by the Borrowers under this Agreement or under any other Credit Document.
“Financial Officer” of a Person means the chief financial officer, principal accounting officer, treasurer or controller of that Person.
“Financial Quarter” means a period of approximately three consecutive months in each Financial Year ending on ~~December~~October 31, ~~March~~January 31, ~~June~~April 30~~,~~ and ~~September 30~~July 31, as the case may be, of such year.
“Financial Year” means the financial year of the Borrowers commencing on ~~October~~August 1 of each calendar year and ending on ~~September 30~~July 31 of the following calendar year.
“First ARCA” has the meaning assigned to it in the recitals hereto.
“First ARCA Closing Date” means November 12, 2013.
“Floor” means a rate of interest equal to zero percent (0.00%) per annum.
“Foreign Lender” means any Lender that is not resident for income tax or withholding tax purposes under the laws of Canada and that is not otherwise considered or deemed in respect of any amount payable to it hereunder or under any Credit Document to be resident for income tax or withholding tax purposes in Canada by application of the laws of Canada.

~~53661530.1~~53661530.7

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means IFRS applied on a consistent basis; provided, however, that, in the event of a change in GAAP that would affect the computation of any financial covenant, ratio, accounting definition or requirement set forth in this Agreement or any other Credit Document, if the Borrowers or the Majority Lenders shall so request, the Administrative Agent, the Majority Lenders and the Borrowers shall negotiate in good faith, each acting reasonably, to amend such financial covenant or requirement to preserve the original intent thereof in light of such change in GAAP; provided, further, that, until so amended as provided in the preceding proviso, (a) such ratio or requirement shall continue to be computed in accordance with GAAP without regard to such change therein, and (b) the Loan Parties shall furnish to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement, setting forth a reconciliation between calculations of such financial covenant or requirement made before and after giving effect to such change in GAAP. Upon written notice to the Administrative Agent, the Borrowers may elect to prepare their financial statements in accordance with U.S. GAAP and such election shall be treated as a “change in GAAP” under the foregoing provisos of this definition. Notwithstanding the foregoing, the parties hereto agree that (i) for purposes of the determination of lease obligations of the Loan Parties hereunder, such determination shall be made without regard to any changes to GAAP resulting from the adoption of IFRS 16, and (ii) the Borrowers shall not be required to furnish to the Administrative Agent and the Lenders a reconciliation between the calculation of the financial covenants or other requirements made before and giving after effect to the adoption of IFRS 16.
“Governmental Authority” means the government of Canada, the United States or any other nation, or of any political subdivision, whether provincial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, and including a Minister of the Crown, Superintendent of Financial Institutions or other comparable authority or agency.
“Guarantee” means the guarantee of each Loan Party and Parent GP set forth in Article 23 hereof and any additional guarantee of a Guarantor in respect of the obligations of the Borrowers under the Credit Documents.
“Guarantee and Security Confirmation” assigned to such term in Section 6.03(4).
“Guarantors” means, collectively, each Borrower, Parent GP, Whistler Blackcomb Employment Corp., Blackcomb Skiing Enterprises Ltd., Whistler Blackcomb General Partner Ltd., WB Land Inc., Whistler/Blackcomb Mountain Employee Housing Ltd., Whistler & Blackcomb Mountain Resorts Limited, WB/T Development Ltd., Peak to Creek Lodging Company Ltd., Peak to Creek Holdings Corp., Whistler Heli-Skiing Ltd., Blackcomb Mountain Development Ltd., Garibaldi Lifts Ltd., Whistler Ski School Ltd., Affinity Snowsports Inc., Whistler Alpine Club Inc., WB Land (Creekside Snow School)

~~53661530.1~~53661530.7

Inc., 1016563 B.C. Ltd., Summit Ski Limited, and each other entity that becomes a Subsidiary of a Borrower after the Effective Date (other than a Real Estate Development SPV) or provides a guarantee in respect of the obligations of the Borrowers under the Credit Documents after the Effective Date, and each individually is a “Guarantor”.
“Hazardous Substance” means any substance, waste, liquid, gaseous or solid matter, sound, radiation, vibration, fuel, organic or inorganic matter, alone or in any combination which is regulated or designated under any applicable Environmental Laws, including as toxic or as a hazardous waste, a hazardous substance, a hazardous material, a pollutant, a deleterious substance, a contaminant or a pollutant, including petroleum or any derivative thereof or toxic mold or regulated radioactive material.
“Hedge Lenders” has the meaning specified in the definition of “Eligible Hedging Agreements” herein.
“Hedging Agreements” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or Debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, or each relevant transaction under any such agreement, as the context so admits; provided that no phantom stock or similar plan providing for payments to current or former directors, officers, employees or consultants (in their capacities as such) of a Borrower or any of its Subsidiaries shall be a Hedging Agreement and provided further that “Hedging Agreements” shall include all Eligible Hedging Agreements.
“Hedging Obligations” means, with respect to any Person, the Person’s payment obligations under Hedging Agreements calculated on a mark-to-market basis at the date of determination.
“IFRS” means International Financial Reporting Standards.
“Incremental Amendment” has the meaning set forth in Section 2.12(5).
“Incremental Commitment Request” has the meaning set forth in Section 2.12(1).
“Incremental Commitments” has the meaning set forth in Section 2.12(1).
“Incremental Facility Closing Date” has the meaning set forth in Section 2.12(4).
“Incremental Lenders” has the meaning set forth in Section 2.12(3).
“Indemnified Taxes” means Taxes other than Excluded Taxes.
“Instruments” means (i) a bill, note or cheque within the meaning of the Bills of Exchange Act (Canada) or any other writing that evidences a right to the payment of money and is of a type that in the ordinary course of business is transferred by delivery with any necessary endorsement or assignment, or (ii) a letter of credit and an advice of

~~53661530.1~~53661530.7

credit if the letter or advice states that it must be surrendered upon claiming payment thereunder, or (iii) chattel paper or any other writing that evidences both a monetary obligation and a security interest in or a lease of specific goods, or (iv) documents of title or any other writing that purports to be issued by or addressed to a bailee and purports to cover such goods in the bailee’s possession as are identified or fungible portions of an identified mass, and that in the ordinary course of business is treated as establishing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers, or (v) any document or writing commonly known as an instrument.
“Intellectual Property” means domestic and foreign: (i) patents, applications for patents and reissues, divisions, continuations, renewals, extensions and continuations-in-part of patents or patent applications; (ii) proprietary and non-public business information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing; (iii) copyrights, copyright registrations and applications for copyright registration; (iv) mask works, mask work registrations and applications for mask work registrations; (v) designs, design registrations, design registration applications and integrated circuit topographies; (vi) trade names, business names, corporate names, domain names, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing; and (vii) computer software and programs (both source code and object code form), all proprietary rights in the computer software and programs and all documentation and other materials related to the computer software and programs.
“Intercompany Instruments” means all promissory notes and other Instruments issued by or evidencing an obligation of any Loan Party to another Loan Party.
“Intercompany Securities” means (i) all Securities issued by any Loan Party to another Loan Party or any Subsidiary of a Loan Party to a Loan Party and (ii) all Securities issued by a Loan Party to Parent GP.
“Interest Period” means
(a)~~“Interest Period” means, for each SOFR Advance, a period which commences~~
~~(i) in the case of the initial Interest Period, on the date the SOFR Advance is made or converted from another Type of Accommodation, and (ii) in the case of any subsequent Interest Period, on the last day of the immediately preceding Interest Period in respect of a maturing SOFR Advance, and which ends, in either case, on the day selected by the Borrower in the applicable Borrowing Notice or Rollover/Conversion Notice. The duration of each Interest Period shall be 1, 3 or 6~~with respect to any Term CORRA Advance, the period commencing on the date such Term CORRA Advance is advanced, continued, or created by conversion and ending on the numerically corresponding day that is one or three months thereafter (or such ~~shorter period~~CORRA Non-Standard Interest Period as may be approved by each of the Lenders making the relevant

~~53661530.1~~53661530.7

~~SOFR~~Term CORRA Advance), ~~unless~~ as specified in the applicable Borrowing Notice or Rollover/Conversion Notice;
(b)with respect to any Daily Compounded CORRA Advance, the period commencing on the date such Daily Compounded CORRA Advance is advanced, continued, or created by conversion and ending on the numerically corresponding day that is one or three months thereafter; and
(c)with respect to any SOFR Advance, the period commencing on the date such SOFR Advance is advanced, continued, or created by conversion and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or such SOFR Non-Standard Interest Period as may be approved by each of the Lenders making the relevant SOFR Advance), as specified in the applicable Borrowing Notice or Rollover/Conversion Notice;
provided in each case that (i) no Interest Period shall extend beyond the Maturity Date; (ii) whenever the last day of ~~an~~any Interest Period would otherwise ~~occur on~~be a day ~~other than~~that is not a Business Day, ~~in which case~~ the last day of such Interest Period shall be extended to ~~occur on~~ the next succeeding Business Day, ~~or~~provided that, if such extension would cause the last day of ~~such~~an Interest Period to occur in the ~~next~~following calendar month, the last day of such Interest Period shall ~~occur on~~be the immediately preceding Business Day~~. For the avoidance of doubt,~~; and (iii) for purposes of determining an Interest Period, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end; and (iv) no tenor that has been removed from this definition pursuant to ~~Section~~Sections 3.07 or 3.08 shall be available for specification in a Borrowing/Rollover/Conversion Notice.
“Interpolated Term SOFR” means for any SOFR Non-Standard Interest Period, the rate per annum determined by the applicable Lender (which determination shall be presumed correct absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the sum of Term SOFR for the longest period for which the Term SOFR is available that is shorter than such SOFR Non-Standard Interest Period plus the applicable Term SOFR Adjustment for such period that would have been applicable to such Term SOFR that is shorter than such SOFR Non-Standard Interest Period and (b) the Term SOFR for the shortest period for which the Term SOFR is available that exceeds such SOFR Non-Standard Interest Period plus the applicable Term SOFR Adjustment for such period that would have been applicable to such Term SOFR that exceeds such SOFR Non-Standard Interest Period, in each case, at such time; provided that when determining the ~~SOFR~~ Interpolated ~~Rate~~Term SOFR for a SOFR Non-Standard Interest Period which is less than one (1) month, the rate shall be Adjusted

~~53661530.1~~53661530.7

Term SOFR for SOFR ~~Loans~~Advances with an Interest Period of one (1) month duration.
“Investments” means, as applied to any Person (the “investor”), any direct or indirect purchase or other acquisition by the investor of, or a beneficial interest in, Equity Securities of any other Person, including any exchange of Equity Securities for indebtedness, or any direct or indirect loan, advance (other than advances to directors, officers and employees for moving and travel, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the investor to any other Person, including all indebtedness and accounts receivable owing to the investor from such other Person that did not arise from sales or services rendered to such other Person in the ordinary course of the investor’s business, or any direct or indirect purchase or other acquisition of bonds, notes, debentures or other debt securities of, any other Person. The amount of any Investment shall be the original cost of such Investment (or fair market value at the time of transfer of any assets transferred where such Investment is made in kind), plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment minus any amounts (a) realized upon the disposition of assets comprising an Investment (including the value of any liabilities assumed by any Person other than a Loan Party or any Subsidiary in connection with such disposition to the extent the investor is released of the liabilities so assumed), (b) constituting repayments of Investments that are loans or advances or (c) constituting cash returns of principal or capital thereon (including any dividend, redemption or repurchase of equity that is accounted for, in accordance with GAAP, as a return of principal or capital). Notwithstanding the foregoing, any Acquisition will not be considered to be an Investment.
“Issue” means an issue of a Documentary Credit by the Swing Line Lender pursuant to Article 5.
“Issue Date” has the meaning specified in Section 5.02.
“Issue Notice” has the meaning specified in Section 5.02.

“Judicial Order” has the meaning specified in Section 5.08(1).
“Laws” means all legally enforceable statutes, codes, ordinances, decrees, rules, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, common law, orders, decisions, rulings or awards, or any provisions of the foregoing, binding on the Person referred to in the context in which such word is used; and “Law” means any one of the foregoing.
“Lead Arranger” means TD Securities.
“Leased Real Properties” means the lands demised by the Leases.
“Leases” means, collectively, all leases, subleases, licences, sublicences, and other agreements or rights in respect of the use or occupation of real property that is not

~~53661530.1~~53661530.7

Crown land which are used in the operation of the Business from time to time held by any Loan Party, including for certainty the Material Leases and the interest of any Loan Party in the Buildings and Fixtures on the Leased Real Properties.
“Lenders” means, collectively, the financial institutions and other Persons set forth on the signature pages hereof as Lenders, and any assignee thereof pursuant to the provisions of this Agreement upon such assignee executing and delivering an assignment and assumption agreement referred to in Section 17.01(2)(f) to the Borrowers and the Administrative Agent, or any other Person which becomes a Lender party to this Agreement, and in the singular any one of such Lenders.
“Limited Recourse Guarantee” has the meaning specified in Section 2.13(1)(c).
“Limited Recourse Guarantors” means, collectively, each of Nippon Cable Holdings (Canada) Ltd. and Nippon GP and each individually is a “Limited Recourse Guarantor”.
“Loan Parties” means, collectively, (i) the Borrowers, (ii) the Consolidated Subsidiaries and (iii) any Non-Consolidated Subsidiaries which are Guarantors (but, for the avoidance of doubt does not include Parent GP or the Limited Recourse Guarantors), and “Loan Party” means any one of them.
“Majority Lenders” means, at any time, Lenders whose Commitments at such time, taken together, are greater than 50% of the aggregate amount of the Commitments at such time.
“Material Adverse Effect” means a material adverse effect on: (i) the business, operations, financial condition or Assets of the Loan Parties, taken as a whole; (ii) the ability of the Loan Parties taken as a whole to perform their obligations under the Credit Documents; or (iii) the validity or enforceability of the Credit Documents or the rights and remedies of the Administrative Agent and the Lenders thereunder.
“Material Agreements” means those agreements (as amended, restated, supplemented, modified, renewed or replaced as permitted hereunder from time to time) of any of the Loan Parties the breach, non-performance or cancellation of which or the failure to renew, termination, revocation or lapse of which could reasonably be expected to have a Material Adverse Effect, and which cannot promptly be replaced by an alternative comparable contract with comparable commercial terms, which agreements as of the Effective Date are listed on Schedule E (as updated from time to time in accordance with this Agreement).
“Material Crown Real Properties” means the lands subject to the Material Crown Tenures.
“Material Crown Tenures” means the Development Agreements and the Crown Tenures subject to the Development Agreements.

~~53661530.1~~53661530.7

“Material Disposition” means any Disposition or series of related Dispositions that involves Assets having a fair value, or consideration received for such Assets, in excess of $10,000,000.
“Material Leased Real Properties” means the lands demised by the Material Leases.
“Material Leases” means (i) the leases of real property that is not Crown land the particulars of which as at the Effective Date are set forth in Part 1 of Schedule F hereto, and (ii) any lease of real property that is not Crown land entered into after the Effective Date in respect of which any Loan Party is obliged to pay any amounts, including all rents, in excess of $1,000,000 per annum, the particulars of which will be set forth in Part
1 of Schedule F hereto, as updated from time to time in accordance with Section 8.01(1)(c), and for certainty includes the interest of any Loan Party in the Buildings and Fixtures on the Material Leased Real Properties.
“Material Owned Real Properties” means, collectively, (i) the owned real property the particulars of which as at the Effective Date are listed on Part 1 of Schedule G hereto and (ii) any owned real property of any Loan Party acquired after the Effective Date having a fair value or book value of greater than $10,000,000, the particulars of which will be set forth in Part 2 of Schedule G hereto, as updated from time to time in accordance with Section 8.01(1)(c), and for certainty includes the interest of any Loan Party in the Buildings and Fixtures thereon.
“Material Permits” means the Authorizations, the breach, non-performance, cancellation or non-availability of which or failure to renew of which could reasonably be expected to have a Material Adverse Effect.
“Material Permitted Acquisition” means any Permitted Acquisition which involves consideration in excess of $10,000,000.
“Maturity Date” means ~~April 14~~September 24, ~~2028~~2030, or any subsequent date to which the Maturity Date is extended in accordance with Section 2.11.
“Measurement Period” means, as of any date of determination, the four consecutive Financial Quarters most recently ended.
“Moody’s” means Moody’s Investors Service, Inc.
“Net Proceeds” means any one or more of the following:
(a)with respect to any Disposition of Assets by any Loan Party, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred payment pursuant to a note, receivable, other non-cash consideration or otherwise, but only as and when such cash is so received) in connection with such Disposition, less the sum of (A) the principal amount of any Debt (other than Debt under the Credit Documents or Debt owing to another Loan Party) that is secured by such Assets and that is required to be repaid in connection with such Disposition of Assets, (B) the reasonable fees (including,

~~53661530.1~~53661530.7

without limitation, reasonable legal fees), commissions and other out-of-pocket expenses (particulars of which shall be provided to the Administrative Agent upon request) and Taxes incurred, paid or payable by any Loan Party to any Person (other than another Loan Party) in connection with such Disposition;
(b)with respect to the issuance or creation of Debt or Equity Securities, whether private or public, of any Loan Party, the net amount equal to the aggregate amount received in cash (including any cash received by way of deferred advance or installment but only as and when such cash is so received) in connection with such creation or issuance, less the reasonable fees (including without limitation, reasonable legal fees, investment banking fees, accounting fees, consulting fees and placement fees), commissions, printing costs and other out-of-pocket expenses incurred, paid or payable by any Loan Party to any Person (other than another Loan Party) in connection with such creation or issuance (as evidenced by supporting documentation provided to the Administrative Agent upon request therefor by the Administrative Agent); and
(c)with respect to the receipt of proceeds under any insurance policy (other than business interruption insurance), the net amount equal to the aggregate amount received in cash in connection with such receipt of insurance proceeds and not otherwise reinvested as permitted under this Agreement, less the reasonable fees (including without limitation reasonable legal fees), costs, deductibles and other out-of-pocket expenses (as evidenced by supporting documentation provided to the Administrative Agent upon request therefor by the Administrative Agent) and Taxes incurred, paid or payable by any Loan Party to any Person (other than another Loan Party) in connection with the claim under the insurance policy giving rise to such proceeds, provided that, in each case, any such fees, commissions or expenses paid to a Related Party may be deducted in determining the Net Proceeds of such claim only to the extent incurred in cash for fair value and otherwise on terms at least as favourable to the Loan Parties as could have been obtained from any Unrelated Party under no compulsion to act.
“Nippon GP” means 0891986 B.C. Ltd., a corporation incorporated in the Province of British Columbia and its successors and permitted assigns.
“Non-Consolidated Subsidiary” means a Subsidiary of Parent GP that is not a Subsidiary of the Borrowers, but owns property used in, or provides goods and/or services used or comprised in the Business.
“Non-Consolidated Subsidiary Distributable Cash Amount” means, for any Non-Consolidated Subsidiary and any Measurement Period, (a) the Consolidated EBITDA of such Non-Consolidated Subsidiary for such period less, to the extent not already deducted in the calculation of Consolidated EBITDA: (i) Consolidated Income Tax Expense of such Non-Consolidated Subsidiary for such period, and (ii) Consolidated Interest Expense of such Non-Consolidated Subsidiary to the extent payable in cash during such period, and mandatory debt servicing payments made by such Non-

~~53661530.1~~53661530.7

Consolidated Subsidiary during such period, plus (b) the aggregate amount of undistributed and unexpended Non-Consolidated Subsidiary Distributable Cash Amounts of such of such Non-Consolidated Subsidiary from any prior Measurement Period.
“Non-Recourse Debt” means Debt of Parent GP or any Unrestricted Subsidiary in respect of which the holder thereof and any other Person that derives rights thereunder has no recourse to recover the payment or collection thereof, except for recourse against
(i) Parent GP on an unsecured basis, save for recourse against Assets of Parent GP that are not Equity Securities of or Debt owing by any Loan Party or Assets used in the Business, (ii) any Unrestricted Subsidiary, (iii) any Assets of any Unrestricted Subsidiary and (iv) any Securities issued by any Unrestricted Subsidiary.
“Other Secured Agreements” means all agreements or arrangements (including guarantees) entered into or made from time to time by the Loan Parties in connection with: (a) cash consolidation, cash management and credit card agreements and electronic fund transfer arrangements between the Loan Parties and the Administrative Agent or any Lender or any Affiliate thereof (collectively, “Service Lenders”), (b) overdraft arrangements related to such cash management arrangements between the Loan Parties and any Service Lender, and (c) other similar transactions not made under this Agreement between the Loan Parties and any Service Lender if it is agreed pursuant to a written agreement signed by the Loan Parties and the Administrative Agent that such debts, liabilities and obligations shall be secured; and, for greater certainty, all such agreements and arrangements entered into or made by the Loan Parties with or in favour of any Person at the time that such Person was the “Administrative Agent” or a “Lender” hereunder shall not cease to be an Other Secured Agreement if such Person ceases to be the Administrative Agent or a Lender hereunder.
“Owned Intellectual Property” has the meaning assigned to such term in Section 7.01(19).
“Owned Real Properties” means, collectively, the land and premises owned by the Loan Parties from time to time and the Buildings and Fixtures owned by the Loan Parties thereon.
“Parent GP” means Whistler Blackcomb Holdings Inc., a corporation incorporated in the Province of British Columbia as at the date hereof and its successors and assigns as permitted hereunder.
“Participant” has the meaning assigned to such term in Section 17.01(5).
“Partnership Agreements” means, collectively, the Blackcomb Partnership Agreement and the Whistler Partnership Agreement.
“Permitted Acquisitions” means (i) Acquisitions resulting from any transactions permitted by clauses (b) to (c) of Section 8.02(3), and (ii) any other Acquisition by a Borrower or any Subsidiary thereof from any Person, provided that (in the case of any Acquisition described in part (ii) of this definition):

~~53661530.1~~53661530.7

(a)the Person that is the subject of such Acquisition, or the business or line of business acquired, carries on the Business or a business reasonably related thereto, in Canada or the United States;
(b)if such Acquisition is an Acquisition of Equity Securities of any Person, (i) 100% of the Equity Securities of such Person are being acquired pursuant to the Acquisition or (ii) if less than 100% of the Equity ~~Interests~~Securities of such Person are being acquired pursuant to the Acquisition, the aggregate consideration for such Acquisition shall not exceed $20,000,000 (or the Equivalent U.S. $ Amount) in any Financial Year and $40,000,000 (or the Equivalent U.S. $ Amount) for all such Acquisitions from the Effective Date over the term of the Credit Facility;
(c)immediately before and immediately after giving effect to any such Acquisition on a Pro Forma Basis, no Default or Event of Default shall have occurred and be continuing;
(d)after giving effect to such Acquisition on a Pro Forma Basis, the Borrowers will be in compliance with the financial covenants set forth in Section 8.03 as at the date of such Acquisition, such compliance to be based on the most recent Measurement Period reported on pursuant to Section 8.01(1), and at all relevant times during the period of twelve months thereafter (calculated on a Pro Forma Basis and based on the projected performance of such Acquisition for such twelve month period);
(e)the aggregate consideration for all such Acquisitions, including, for the avoidance of doubt, Acquisitions referred to in clause (b)(ii) above, plus the aggregate amount of any Debt owing by any Person that is the subject of such Acquisition at the time of Acquisition, shall not exceed $25,000,000 (or the Equivalent U.S. $ Amount) in the aggregate for all such Acquisitions in any Financial Year and
$75,000,000 (or the Equivalent U.S. $ Amount) in the aggregate for all such Acquisitions from the Effective Date over the term of the Credit Facility;
(f)the Lenders will have an Encumbrance over the Assets to be acquired, subject only to Permitted Encumbrances (and if such Acquisition is an Acquisition of Equity Securities of any Person, also a guarantee and an Encumbrance over the Assets of such Person, subject only to Permitted Encumbrances, in accordance with Section 2.13), or arrangements satisfactory to the Administrative Agent, acting reasonably, shall have been made for the providing of such guarantee and the obtaining of such Encumbrances, as applicable, within a period not to exceed 30 days following the date of such Acquisition; and

~~53661530.1~~53661530.7

(g)the board of directors of such acquired Person or its selling shareholders in existence at the time such purchase or acquisition is commenced shall have approved such Acquisition, provided that, in each case, (1) no Default or Event of Default shall have occurred and be continuing immediately before and after giving effect to any such Acquisition and (2) any Acquisition from a Related Party must comply with the restriction imposed under Section 8.02(6).
“Permitted Debt” means,
(a)Debt hereunder or under any other Credit Document;
(b)Non-Recourse Debt (i) incurred by Parent GP owing to a Person that is not a Loan Party, or (ii) incurred by Parent GP comprised of unsecured loans or advances to Parent GP permitted under Section 8.02(10)(h);
(c)Debt under unsecured subordinated loans advanced to a Borrower in respect of which the holder of such Debt has entered into an intercreditor and subordination agreement with the Administrative Agent on behalf of the Lenders on market terms reasonably acceptable to the Administrative Agent and the Majority Lenders (“Subordinated Debt”);
(d)unsecured Debt among the Loan Parties, which Debt is in each case subject to the security interests granted by the applicable Loan Party to the Administrative Agent under the applicable Security Agreement;
(e)Attributable Debt (including any Refinancing Debt arising therefrom) owing to Unrelated Parties in respect of Capital Lease Obligations and purchase money Debt not to exceed in aggregate at any one time outstanding $15,000,000 (or the Equivalent U.S. $ Amount), in each case, incurred by the Loan Parties to finance
(i) Capital Expenditures, and (ii) the acquisition, construction, repair, replacement or improvement of fixed or capital assets;
(f)(A) Debt of the Loan Parties arising from the honouring by a bank or other financial institution of a cheque, draft or similar instrument drawn against insufficient funds in the ordinary course of business; and (B) contingent indemnification obligations of the Loan Parties to financial institutions, in each case to the extent in the ordinary course of business and on terms and conditions which are within the general parameters customary in the banking industry, entered into to obtain cash management services or deposit account overdraft protection services (in amount similar to those offered for comparable services in the financial industry) or other services in connection with the management or opening of deposit accounts or incurred as a result of endorsement of negotiable instruments for deposit or collection purposes;

~~53661530.1~~53661530.7

(g)guarantees by any Loan Party of any Debt of another Loan Party expressly permitted to be incurred under this Agreement;
(h)Debt of a Subsidiary of a Borrower acquired after the First ARCA Closing Date and Debt assumed in connection with the acquisition of Assets, which Debt in each case exists at the time of such acquisition and is not created in contemplation of such event and where such acquisition is permitted by this Agreement (including any Refinancing Debt arising therefrom); provided, (A) no Default or Event of Default shall have occurred and be continuing or would result therefrom, and (B) immediately after giving effect to such acquisition, the assumption and incurrence of any such Debt and any related transactions, the Borrowers shall be in compliance with the financial covenants set forth in Section 8.03 on a Pro Forma Basis, such compliance to be based on the most recent Measurement Period reported on pursuant to Section 8.01(1);
(i)Hedging Obligations of the Borrowers arising under Hedging Agreements entered into in accordance with Section 8.02(16);
(j)Debt of a Real Estate Development SPV incurred to finance the development of Real Estate Development Assets (including any Refinancing Debt arising therefrom), provided (i) the holder thereof and any other Person that derives rights thereunder has no recourse to recover the payment or collection thereof, except for recourse against (x) the Real Estate Development SPV, (y) Real Estate Development Assets being so developed, and (z) Parent GP on a Non-Recourse Debt basis, and (ii) the aggregate outstanding amount thereof at no time exceeds
$100,000,000 (or the Equivalent U.S. $ Amount);
(k)Debt of a Loan Party which is not otherwise Permitted Debt; provided that the principal amount of such obligations of the Loan Parties (including any Refinancing Debt arising therefrom) do not, in the aggregate at any time, exceed
$20,000,000 (or the Equivalent U.S. $ Amount);
(l)Debt in respect of WAC Membership Deposits in an aggregate principal amount of up to $30,000,000; provided such Debt is by its terms unsecured, non-interest bearing, not subject to any covenants (other than a covenant to repay at maturity), events of default or acceleration provisions, not subject to any repayment or redemption obligation on the part of WAC or its Affiliates prior to the expiry of the 30 year term thereof and is evidenced by a promissory note substantially in the form approved by the Administrative Agent from time to time; and
(m)guarantees by the Borrowers to WAC Members in respect of WAC Membership Deposits; provided that, there shall only be recourse to the Borrowers under such guarantees if the construction of the WAC club facilities is not completed in the manner and on the timeframe specified and such guarantees shall terminate after construction of the WAC club facilities is complete.
“Permitted Dispositions” means

~~53661530.1~~53661530.7

(a)Dispositions of inventory in the ordinary course of business;
(b)any Disposition of Assets from a Loan Party to another Loan Party;
(c)Dispositions of Assets which are obsolete, redundant or of no material economic value;
(d)Dispositions of Assets (which, for the avoidance of doubt, shall include any Equity Securities other than Equity Securities referred to in paragraph (i) of this definition), including in connection with any Sale-Leaseback Transaction, in each Financial Year for fair value resulting in consideration received for such Assets of not more than $25,000,000 (or the Equivalent U.S. $ Amount) in the aggregate for all such Dispositions during such Financial Year, provided that the Net Proceeds thereof are applied in accordance with this Agreement;
(e)Dispositions of Real Estate Development Assets for fair value (i) to a Real Estate Development SPV, subject to compliance with Section 8.02(10)(g), or (ii) to an Unrestricted Subsidiary on terms and conditions no less favourable as could have been obtained from any Unrelated Party under no compulsion to act;
(f)a transaction authorized by Section 8.02(2);
(g)the sale or liquidation of Permitted Investments in the ordinary course of business;
(h)any Disposition for fair value (whether the subject of one transaction or a series of related transactions) the Net Proceeds of which does not exceed $5,000,000 (or the Equivalent U.S. $ Amount);
(i)any Disposition of Assets by Parent GP, except for or in respect of any of the following: (i) Equity Securities in any Loan Party, (ii) any intercompany Debt owing by a Loan Party, (iii) any Assets that are owned by Parent GP in its capacity as general partner of a Borrower or beneficially owned by a Borrower or
(iv) any Assets used in the Business (for greater certainty unless, in the case of
(iii) and (iv), such a Disposition is otherwise permitted under this definition);
(j)Dispositions of Real Estate Development Assets (in whole or in part) to any Unrelated Party in the ordinary and usual course of developing such Assets;
(k)Dispositions of machinery or equipment for fair value simultaneously with the trade-in or replacement of such machinery or equipment used or useful in the ordinary course of business of and owned by such Person, provided that, in each case, (1) any Disposition to a Related Party must comply with the restrictions imposed under Section 8.02(6), (2) no Default or Event of Default shall have occurred and be continuing, immediately before and immediately after giving effect to any such Disposition, (3) in the case of a Disposal of Equity Securities in a Non-

~~53661530.1~~53661530.7

Consolidated Subsidiary or Consolidated Subsidiary, all, but not less than all, the Equity Securities in such Non-Consolidated Subsidiary or Consolidated Subsidiary shall have been disposed of, (4) save for any partial Disposition pursuant to paragraph (j), each Loan Party obliged to pay any Debt secured by the Asset Disposed (other than any amounts outstanding under the Credit Document) is released of such Debt on Disposition, and (5) for any partial Disposition pursuant to paragraph (j), all proceeds of the Disposition (after deducting all applicable expenses of the nature described in clause
(B) of paragraph (a) of the definition of “Net Proceeds” required to be paid in relation thereto) are applied to the payment of any Debt secured by the Asset Disposed.
“Permitted Distributions” mean:
(a)cash distributions made by the Borrowers on their respective Equity Securities (i) on a quarterly basis or (ii) by way of special distributions of amounts referred to in part (b) of the definition of Borrowers’ Distributable Cash Amount, in each case, to Parent GP and the Limited Recourse Guarantors, in their capacity as limited partners of the Borrowers in accordance with the distribution policy of each Borrower and in an amount approved by the board of directors of Parent GP in its capacity as general partner of each Borrower, provided that (x) the aggregate amount of such cash distributions in respect of any Measurement Period does not exceed the Borrowers’ Distributable Cash Amount for such Measurement Period,
(y)no Default or Event of Default is in existence or would result therefrom and
(z)the Borrowers are in compliance with each of the financial covenants set out in Section 8.03 both before and after making such distributions;
(b)cash distributions made by a Non-Consolidated Subsidiary on its Equity Securities by way of special distributions of amounts referred to in part (b) of the definition of Non-Consolidated Subsidiary Distributable Cash Amount to Parent GP, provided that (i) the aggregate amount of such cash distributions in respect of any Measurement Period does not exceed the Non-Consolidated Subsidiary Distributable Cash Amount of such Non-Consolidated Subsidiary for such Measurement Period, (ii) no Default or Event of Default is in existence or would result therefrom and (iii) the Borrowers are in compliance with each of the financial covenants set out in Section 8.03 both before and after making such distributions;
(c)cash distributions by a Consolidated Subsidiary on its Equity Securities to a Borrower or another Consolidated Subsidiary; and
(d)cash distributions by a Subsidiary of a Non-Consolidated Subsidiary to such Non-Consolidated Subsidiary.
“Permitted Encumbrances” means, with respect to any Person, the following:
(a)Encumbrances for Taxes, rates, assessments or other governmental charges or levies or for employment insurance, pension obligations or other social security obligations, workers’ compensation or vacation pay, the payment of which is not

~~53661530.1~~53661530.7

yet due, or for which installments have been paid based on reasonable estimates pending final assessments, or if due, the validity of which is being contested diligently and in good faith by appropriate proceedings by that Person if either, in the case of such items being contested, (i) adequate reserves have been maintained in accordance with GAAP or (ii) the applicable Encumbrances are not in the aggregate materially prejudicial to the value of the Assets of the Borrowers or their Subsidiaries taken as a whole;
(b)undetermined or inchoate Encumbrances, rights of distress and charges incidental to current operations which have not at such time been filed or exercised, or which relate to obligations not due or payable or if due, the validity of which is being contested diligently and in good faith by appropriate proceedings by that Person;
(c)(i) reservations, limitations, provisos and conditions expressed in any original grant from any Governmental Authority or (ii) other grant of real or immovable property, or interests therein, which, in the case of this clause (ii), do not materially and adversely affect the use of the affected land for the purpose for which it is used by that Person;
(d)licences, permits, reservations, legal notations, covenants, servitudes, easements, statutory rights-of-way and rights in the nature of easements (including, without limiting the generality of the foregoing, licenses, easements, rights-of-way and rights in the nature of easements for sidewalks, public ways, sewers, drains, gas, steam and water mains or electric light and power, or telephone and telegraph conduits, poles, wires and cables) and zoning, land use and building restrictions, by-laws, regulations and ordinances of federal, provincial, regional, state, municipal and other governmental authorities that were not incurred in connection with and do not secure Debt and do not materially impair the use of the affected land for the purpose for which it is used by that Person;
(e)title defects, encroachments or irregularities which are of a minor nature and which in the aggregate do not materially impair the use of the affected property for the purpose for which it is used by that Person;
(f)the right reserved to or vested in any Governmental Authority by the terms of any lease, license, franchise, grant or permit acquired by that Person or by any statutory provision to terminate any such lease, license, franchise, grant or permit, or to require annual or other payments as a condition to the continuance thereof;
(g)the Encumbrances resulting from the deposit or pledge of cash or securities in connection with contracts, tenders, bids, leases, government contracts, supply agreements, utilities or expropriation proceedings, or to secure workers’ compensation, unemployment insurance, and other social security obligations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations and performance bonds and other similar obligations incurred in the ordinary course of business;

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(h)the Encumbrances resulting from surety or appeal bonds, costs of litigation when required by Law, liens and claims incidental to current mechanics’, warehousemen’s, carriers’ and other similar liens and public, statutory and other like obligations incurred in the ordinary course of business;
(i)Encumbrances given to a public utility or any Governmental Authority when required by such utility or Governmental Authority in connection with the operations of that Person in the ordinary course of its business;
(j)the Encumbrances created by a judgment of a court of competent jurisdiction, as long as the judgment is being contested diligently and in good faith by appropriate proceedings by that Person and does not result in an Event of Default under Section 9.01(1)(i);
(k)operating leases entered into in the ordinary course of Business;
(l)Encumbrances securing Attributable Debt owing to Unrelated Parties in respect of Capital Lease Obligations permitted hereunder and purchase money Debt permitted hereunder provided, that, (i) such Encumbrances attach concurrently with or within 120 days after the acquisition, construction, repair, replacement or improvement (as applicable) of the Assets subject to such Encumbrances, and (ii) such Encumbrances do not at any time encumber any Assets other than the Assets financed by such Debt, replacements thereof and additions and accessions to such property and the proceeds thereof;
(m)Encumbrances securing Permitted Debt referred to in paragraph (h) of the definition thereof provided that such Encumbrance shall only extend to the Assets of such acquired Subsidiary and shall not extend to or cover any Assets or Equity ~~Interests~~Securities of any other Loan Party;
(n)the Encumbrances created by the Security Documents;
(o)licenses, leases or subleases granted by a Loan Party to another Person for fair value in the ordinary course of business that do not (i) impair the use of the property encumbered thereby by any Loan Party for the purpose for which it is used in the Business or (ii) impair or interfere with the conduct of the Business by any Loan Party, in each case, in any material respect;
(p)Encumbrances solely on any cash earnest money deposit made by that Person in connection with any Permitted Acquisition;
(q)restrictive covenants created under subdivision agreements, site plan control agreements, development agreements, facilities sharing agreements, cost sharing agreements and other similar agreements which do not materially impair the use of the real property subject thereto for the purpose for which it is used by that Person;

~~53661530.1~~53661530.7

(r)unregistered, undetermined or inchoate Encumbrances and charges incidental to construction, maintenance, use or operation, a claim or notice for which shall not at the time have been registered against the applicable Owned Real Properties and of which notice in writing shall not at the time have been given to that Person or the Administrative Agent pursuant to the Builders Lien Act (British Columbia) or the comparable statute in any other province in which such Owned Real Properties are located;
(s)Encumbrances or covenants restricting or prohibiting access to or from lands abutting on controlled access highways or covenants affecting the use to which lands may be put; provided, however, that such Encumbrances or covenants do not materially and adversely affect the use of the lands encumbered thereby for the purpose for which it is used by that Person;
(t)Encumbrances in favour of a financial depositary institution arising (i) as a matter of Law or (ii) to the extent that no funds are subject to a present and enforceable claim thereon, under operation of account or credit cardholder agreements entered into the ordinary course of business, in each case, encumbering deposits (including the right of set-off) and which are within the general parameters of operation of accounts or credit cardholder agreements customary in the banking industry;
(u)the Encumbrances existing on the First ARCA Closing Date and set forth in Schedule K;
(v)Encumbrances created by Parent GP securing Non-Recourse Debt referred to in paragraph (b) of the definition of Permitted Debt;
(w)Encumbrances over Assets of Real Estate Development SPVs securing Permitted Debt referred to in paragraph (j) of the definition thereof incurred by such Real Estate Development SPV, provided such Encumbrances extend only to such Assets;
(x)Encumbrances which are not otherwise Permitted Encumbrances created in favour of Unrelated Parties; provided that (i) the aggregate amount of obligations secured thereby (including Refinancing Debt arising therefrom) does not at any time exceed $20,000,000 (or the Equivalent U.S. $ Amount) and (ii) such Encumbrances only attach to specifically identified Assets and do not attach generally to all or substantially all of the undertaking and Assets of such Person (such as an Encumbrance in the nature of a floating charge on all or substantially all of the undertaking and Assets of a Person);
(y)other Encumbrances expressly consented to in writing by the Majority Lenders; and
(z)the modification, replacement, renewal or extension of any Encumbrance permitted by this definition; provided, that the Encumbrance does not extend to

~~53661530.1~~53661530.7

any additional Assets other than after-acquired Assets that is affixed or incorporated into the Assets covered by such Encumbrance and proceeds thereof.
“Permitted Investments” means investments in:
(a)direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the Government of Canada or of any Canadian province (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the Government of Canada or of such Canadian province), in each case maturing within one year from the date of acquisition thereof;
(b)commercial paper maturing within 365 days from the date of acquisition thereof and rated, at such date of acquisition, at least “Prime 1” (or the then equivalent grade) by Moody’s or “A” (or the then equivalent grade) by S&P or R-1 Low (or the then equivalent grade) by Dominion Bond Rating Service Limited;
(c)certificates of deposit, bankers’ acceptances, commercial paper and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of Canada or of any Canadian province having, at such date of acquisition, a credit rating on its non-credit enhanced long-term unsecured Debt of at least “A-” by S&P;
(d)fully collateralized repurchase agreements with a term of not more than 180 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;
(e)direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the Government of the United States of America or any U.S. State or territory (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the Government of the United States of America), in each case maturing within one year from the date of acquisition thereof;
(f)securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “A” by S&P or “A” by Moody’s; and
(g)money market funds that (i) comply with the criteria set forth in Rule 2a 7 under the Investment Company Act of 1940, (ii) are rated “AAA” by S&P and “Aaa” by Moody’s and (iii) have portfolio assets of at least Cdn. $5,000,000 (or the Equivalent U.S. $ Amount), provided that (y) each such Investment is redeemable in cash without any discount to the principal amount thereof on less than seven (7) days’ notice and (z) no such Investment

~~53661530.1~~53661530.7

constitutes asset-backed commercial paper, collateralized debt obligations or similar such Investments.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“PPSA” means the Personal Property Security Act (British Columbia) and the regulations thereunder, as from time to time in effect, provided, however, if attachment, perfection or priority of the Administrative Agent’s security interests in any Collateral are governed by the personal property security laws of any jurisdiction other than British Columbia, “PPSA” shall mean those personal property security laws in such other jurisdiction for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions.
“Province” has the meaning specified in Section 2.13(1)(b).
“Province Consent” has the meaning specified in Section 2.13(1)(b).

“Pro Forma Adjustment” means, for any Measurement Period during which a Material Permitted Acquisition or a Material Disposition occurs, the pro forma increase or decrease in Consolidated EBITDA of the Loan Parties arising from the reformulation of Consolidated EBITDA as if such Material Permitted Acquisition or Material Disposition, and all other Material Permitted Acquisitions or Material Dispositions that have been consummated during the period, and any Debt or other liabilities incurred or repaid in connection therewith, had been consummated and incurred or repaid at the beginning of such period (and assuming that such Debt to be incurred bears interest during any portion of the applicable Measurement Period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such Debt as at the relevant date of determination).
“Pro Forma Basis” and “Pro Forma Compliance” means, for purposes of calculating compliance with each of the financial covenants set forth in Section 8.03 for each Measurement Period during which a Material Disposition or a Material Permitted Acquisition occurs, that such Material Disposition or Material Permitted Acquisition shall be deemed to have occurred as of the first day of the applicable Measurement Period in such covenant after giving effect to any applicable Pro Forma Adjustments.
“Real Estate Development Assets” means real property or any interest therein (a) held by a Loan Party as of the First ARCA Closing Date, (b) acquired by a Loan Party after the First ARCA Closing Date from an Unrelated Party or in accordance with Section 8.02(6), or (c) acquired by or transferred to a Real Estate Development SPV in accordance with this Agreement, and in each case in respect of which the Loan Party or Real Estate Development SPV receives, or reasonably expects to receive in the course of development or improvement thereof, the relevant Authorizations to permit the development or improvement of such real property for any residential or commercial purposes, or any combination thereof, relating or complimentary to the Business and, in each case including the buildings, fixtures and all improvements thereon or being developed thereon.

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“Real Estate Development SPV” means a Subsidiary of a Borrower created after the First ARCA Closing Date for the purpose of developing real property for commercial or residential purposes (or any combination thereof) relating or complimentary to the Business, and substantially all of the assets of which from time to time consist of Real Estate Development Assets and related personal property.
“Refinancing Debt” means, without duplication, Debt that refunds, refinances, extends or all of the proceeds from which are used to repay (in whole or in part) any Permitted Debt but only to the extent that (a) such Refinancing Debt is subordinated to the Debt hereunder at least to the same extent as the Debt being refunded, refinanced or extended, if at all; (b) the principal amount of such Refinancing Debt has a weighted average life to maturity not less than the weighted average life to maturity of the Debt being refunded, refinanced or extended and is scheduled to mature no earlier than the Debt being refunded, refinanced or extended; (c) such Refinancing Debt is in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (x) the aggregate principal amount (or, if issued with original issue discount, the aggregate accreted value) of the Debt being refunded, refinanced or extended and the amount of any premium reasonably necessary to accomplish such refinancing, (y) the amount of any premiums owed, if any, not in excess of pre-existing prepayment provisions on such Debt being refunded, refinanced or extended, and (z) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Debt; and (d) such Refinancing Debt is incurred by the same Person or (i) if such Debt is of a Consolidated Subsidiary, by a Borrower or another Loan Party or (ii) if such Debt is Non-Recourse Debt of Parent GP and not of a Borrower, by Parent GP or an Unrestricted Subsidiary, (e) any Refinancing Debt of Non-Recourse Debt must constitute Non-Recourse Debt and (f) any Refinancing Debt of Permitted Debt described in paragraph (j) of the definition of Permitted Debt must also be Permitted Debt described in such paragraph (j).
“Register” has the meaning specified in Section 17.01(3).
“Registered Intellectual Property” means Intellectual Property that is issued by, registered or filed with, renewed by or the subject of a pending application before any Governmental Authority or Internet domain name registrar.
“Related Party” means (i) Parent GP, (ii) an Affiliate of Parent GP that is not a Loan Party or (iii) a director, officer or employee of Parent GP or such Affiliate.
“Release” when used as a verb includes release, spill, leak, emit, deposit, discharge, leach, migrate or dispose into the environment and the term “Release” when used as a noun has a correlative meaning.
“Relevant Canadian Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.

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“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“Relevant Persons” has the meaning specified in the definition of Consolidated EBITDA.
“Remedial Work” shall mean any investigation, site monitoring, containment, cleanup, removal, restoration, precautionary actions or other remedial work of any kind or nature with respect to the Release of any Hazardous Substances.
“Repayment Notice” has the meaning specified in Section 2.09(3).
“Responsible Officer” means, with respect to any corporation or other entity, the chairman, the president, any vice president, the chief executive officer, the chief operating officer or the chief financial officer, and, in respect of financial or accounting matters, any Financial Officer of such corporation or other entity; unless otherwise specified, all references herein to a Responsible Officer mean a Responsible Officer of the applicable Borrower.
“Restricted Payment” means any payment by a Loan Party (i) of any dividends on any of its Equity Securities, (ii) on account of, or for the purpose of setting apart any property for a sinking or other analogous fund for, the purchase, redemption, retraction, retirement or other acquisition of any of its Equity Securities, or the making by such Loan Party of any other distribution in respect of any of its Equity Securities, (iii) of any principal of or interest or premium on or of any amount in respect of a sinking or analogous fund or defeasance fund for any Debt of such Loan Party ranking in right of payment subordinate to any liability of such Loan Party under the Credit Documents, or (iv) of any principal of or interest or premium on or of any amount in respect of a sinking or analogous fund or defeasance fund for any Debt of such Loan Party to a shareholder of such Loan Party or to an Affiliate of a holder of Equity Securities in such Loan Party, or (v) of any management, consulting or similar fee or any bonus payment or comparable payment, or by way of gift or other gratuity, or any other payment of any nature or kind, to any Related Party or to any director, officer employee or agent of any Related Party.
“Rollover/Conversion Notice” has the meaning specified in Section 3.03(3).
“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
“Sale-Leaseback Transaction” means any direct or indirect arrangement with any Person or to which any such Person is a party providing for the leasing to any Loan Party of any property, whether owned by the Loan Party as of the Effective Date or later acquired, which has been or is to be sold or transferred by the Loan Party to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such property.

~~53661530.1~~53661530.7

“Schedule I Bank” means an institution listed on Schedule I of the Bank Act (Canada).

“Securities” means:

(a)a document that is (i) issued in bearer, order or registered form, (ii) of a type commonly dealt in upon securities exchanges or markets or commonly recognized in any area in which it is issued or dealt in as a medium for investment, (iii) one of a class or series or by its terms is divisible into a class or series of documents, and (iv) evidence of a share, participation or other interest in property or in any enterprise or is evidence of an obligation of the issuer and includes an uncertificated security; and
(b)a share, participation or other interest in a Person. “Security” has the meaning specified in Section 2.13(1).
“Security Agreement” has the meaning specified in Section 2.13(1)(d).
“Security Documents” means the agreements described in Section 2.13, and any other security granted to the Administrative Agent on behalf of the Lenders, the Hedge Lenders and the Service Lenders, including, without limitation, pursuant to Section 8.01(8) or Section 8.01(11), as security for the obligations of any of the Loan Parties or the Limited Recourse Guarantors under this Agreement and the other Credit Documents.
“Service Lenders” has the meaning specified in the definition of “Other Secured Agreements”.
“SOFR” means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).
“SOFR Advance” means an Advance that bears interest by reference to Adjusted Term SOFR.
“SOFR Non-Standard Interest Period” has the meaning specified in the definition of “Term SOFR”.
“Subordinated Debt” has the meaning specified in the definition of “Permitted Debt”.
“Subsidiary” means, at any time, as to any Person, any corporation, company or other Person, if at such time the first mentioned Person owns, directly or indirectly, Equity Securities or other ownership interests in such corporation, company or other Person having ordinary voting power to elect a majority of the board of directors or persons performing similar functions for such corporation, company or other Person. For the purposes of this Agreement, if the Borrowers together own, directly or indirectly, Equity

~~53661530.1~~53661530.7

Securities or other ownership interests in another corporation, company or other Person having ordinary voting power to elect a majority of the board of directors or persons performing similar functions for such corporation, company or other Person, that other corporation, company or other Person shall be deemed to be a Subsidiary of each of the Borrowers.
“Swing Line” means the swing line facility made available to the Borrowers in accordance with Article 2.
“Swing Line Advance” means an Advance made by the Swing Line Lender for the account of a Borrower.
“Swing Line Commitment” means $20,000,000, as such amount may otherwise be reduced pursuant to the terms hereof; provided, for greater certainty, that the Swing Line Commitment constitutes part of the Aggregate Commitment.
“Swing Line Lender” means The Toronto-Dominion Bank, or any successor Lender that has the Swing Line Commitment.
“Synthetic Debt” means, with respect to any Person, without duplication of any clause within the definition of “Debt”, all (i) obligations of such Person under any lease that is treated as an operating lease for financial accounting purposes and a financing lease for tax purposes (i.e., a “synthetic lease”) and (ii) obligations of such Person in respect of other transactions entered into by such Person that are not otherwise addressed in the definition of “Debt” or in clause (i) above that are intended to function primarily as a borrowing of funds (including, without limitation, any minority interest transactions that function primarily as a borrowing).
“Tax Act” means the Income Tax Act (Canada), as amended, and the Regulations promulgated thereunder.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (together with any interest, additions to tax or penalties applicable thereto), and includes all present or future stamp or documentary taxes or any other excise, intangible, mortgage, recording, or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.
“Term CORRA” means,
(a)for any calculation with respect to a Term CORRA Advance, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first (1st) day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic

~~53661530.1~~53661530.7

Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first (1st) preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day; and
(b)for an Interest Period of any duration other than those specified in clause (a) of this definition of “Term CORRA” and, for certainty, other than an Interest Period of 1 or 3 months (“CORRA Non-Standard Interest Period”), for a CORRA Advance, CORRA Interpolated Rate.
“Term CORRA Adjustment” means, with respect to Term CORRA, for an Interest Period of a duration of (a) one-month, a percentage equal to 0.29547%, and

(b) three-months, a percentage equal to 0.32138%.
“Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator.
“Term CORRA Advance” means an Advance that bears interest at a rate based on Adjusted Term CORRA.
“Term CORRA Reference Rate” means the forward looking term rate based on CORRA.
“Term SOFR” means,
(a)for any calculation with respect to a SOFR Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day, and

~~53661530.1~~53661530.7

(b)for an Interest Period of any duration other than those specified in clause (a) of this definition of “Term SOFR” and, for certainty, other than an Interest Period of 1, 3 or 6 months (“SOFR Non-Standard Interest Period”), for a SOFR Advance, Interpolated Term SOFR.
“Term SOFR Adjustment” means, for any calculation with respect to a SOFR Advance, 0.10% per annum for an Interest Period of one, three or six months duration.
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Determination Day” has the meaning assigned to such term in the definition of Term SOFR.
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.
“Type” has the meaning specified in the definition of “Accommodation” or “Advance”, as the case may be, herein.
“U.S. Base Rate” means the greater of (i) the rate of interest per annum in effect for such day as publicly announced by the Administrative Agent in Canada from time to time as the reference rate of interest for borrowings in U.S. Dollars by its commercial borrowers in Canada, changing effective on the date of said commercial base rate change specified in such announcement, (ii) the Federal Funds Rate plus 0.50% per annum; and Adjusted Term SOFR for a one-month tenor in effect for such day plus 1.00%. The commercial base rate is not necessarily the lowest rate charged by the Lender acting as the Administrative Agent to its customers. For greater certainty, if the rate as so determined is less than the Floor, it shall be deemed to be the Floor.
“U.S. Base Rate Advance” means an Advance that bears interest based on the U.S. Base Rate.
“U.S. Dollars” and “U.S. $” mean lawful money of the United States of America.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday,
(ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unmatured Surviving Obligations” means indemnification obligations under any Credit Document that are contingent in nature and in respect of which no claim for indemnification has been made by the Administrative Agent or any Lender, nor does the Administrative Agent or any Lender have any reasonable expectation that any such claim will be made.

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“Unrelated Party” means a Person that is not a Loan Party or a Related Party, or a director, officer, employee, agent or advisor of a Loan Party or a Related Party.
“Unrestricted Subsidiary” means a Subsidiary of Parent GP that is not a Loan Party (other than a Real Estate Development SPV).
“WAC” means Whistler Alpine Club Inc., a company incorporated pursuant to the laws of the Province of British Columbia, and its successors and permitted assigns.
“WAC Members” means the members of a private club program established and operated by WAC.
“WAC Membership Deposits” means the initial contribution by WAC Members to WAC on account of membership fees evidenced by way of 30-year interest-free unsecured loans, which loans shall only be repayable by way of replacement membership contributions, and the proceeds of which shall be applied to fund construction costs of the club facilities and other start-up expenses of WAC’s private club program, together with any refinancings of such loans provided that the aggregate principal amount thereof is not increased and such loans remain unsecured, non-interest bearing and subordinated to the same extent as the loans refinanced.
“WB GP” means Whistler Blackcomb General Partner Ltd., a corporation incorporated in the Province of British Columbia and its successors and permitted assigns.
“Whistler LP” means Whistler Mountain Resort Limited Partnership, a limited partnership formed under the laws of British Columbia as at the date hereof, or Parent GP, as general partner for Whistler Mountain Resort Limited Partnership, as the context requires, and its successors and permitted assigns.
“Whistler Partnership Agreement” means the amended and restated agreement of limited partnership dated November 12, 2010 as amended on June 27, 2017 with respect to the Whistler LP made between Parent GP, WB GP, Nippon GP, and Nippon Cable Holdings (Canada) Ltd.
Section 1.02 Gender and Number
Any reference in the Credit Documents to gender includes all genders, and words importing the singular number only include the plural and vice versa.
Section 1.03 Interpretation not Affected by Headings, etc.
The provisions of a table of contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

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Section 1.04    Currency
All references in the Credit Documents to dollars or $, unless otherwise specifically indicated, are expressed in Cdn. $.
Section 1.05    Certain Phrases, etc.
In any Credit Document (i) (y) the words “including” and “includes” mean “including (or includes) without limitation” and (z) the phrase “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”, and (ii) in the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word “from” means “from and including” and the words “to” and “until” each mean “to (or until) but excluding”.
Section 1.06    Accounting Terms
All accounting terms not specifically defined in this Agreement shall be interpreted in accordance with GAAP.
Section 1.07    Non-Business Days
Whenever any payment is stated to be due on a day which is not a Business Day, such payment shall be made (except as herein otherwise expressly provided in respect of any CORRA Advance or SOFR Advance) on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or Fees, as the case may be.
Section 1.08    Rateable Portion of Accommodations
References in this Agreement to a Lender’s rateable portion of Advances, ~~Drawings, Drafts and Bankers’ Acceptances~~ or rateable share of payments of principal, interest, Fees or any other amount, shall mean and refer to a rateable portion or share as nearly as may be rateable in the circumstances, as determined in good faith by the Administrative Agent. Each such determination by the Administrative Agent shall be prima facie evidence of such rateable share.
Section 1.09    Incorporation of Schedules
The schedules attached to this Agreement shall, for all purposes of this Agreement, form an integral part of it.
Section 1.10    Control of Equity Securities
Any reference to “control” when used in the Credit Documents in reference to Equity Securities constituting Collateral shall be interpreted by reference to the Securities Transfer Act (British Columbia) or other relevant Law in effect in the jurisdiction governing the perfection of a security interest in such Collateral.

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Section 1.11    Acquisition or Disposition of Equity Securities
Wherever in this Agreement a limitation is placed upon the fair value of Assets acquired or Disposed by a Loan Party, an Acquisition or Disposal of Assets that are comprised of Equity Securities in a Loan Party shall be regarded for the purposes of complying with such limitation as the sum of (a) the consideration paid or received for the Equity Securities so acquired or Disposed and (b) the aggregate amount of the Debt of the Loan Party whose Equity Securities are so acquired or Disposed upon completion of such Acquisition or Disposition.
Section 1.12    Acknowledgement and Consent to Bail-In of Affected Financial Institutions
Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(1)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(2)the effects of any Bail-In Action on any such liability, including, if applicable:
(a)a reduction in full or in part or cancellation of any such liability;

(b)a conversion of all, or a portion of, such liability into shares or other instruments of own-ership in such Affected Financial Institution, its parent undertaking, or a bridge insti-tution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(c)the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
For the purposes hereof:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

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“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing Law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other Law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation administration or other insolvency proceedings).
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member

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Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

ARTICLE 2
CREDIT FACILITY
Section 2.01    Availability
(1)Each Lender individually and not jointly and severally agrees, on the terms and conditions of this Agreement, to make Accommodations rateably to the Borrowers in accordance with such Lender’s Commitment. The Swing Line Lender agrees, on the terms and conditions of this Agreement, to make Swing Line Advances to the Borrowers and to issue Documentary Credits for the account of the Borrowers in accordance with the Swing Line Commitment.
(2)Accommodations under (i) the Credit Facility, in the case of Advances denominated in Canadian dollars, shall be made available as Canadian Prime Rate Advances or ~~Drawings of BA Instruments~~CORRA Advances on the terms set forth herein and, in the case of Advances denominated in U.S. Dollars, shall be available as U.S. Base Rate Advances or SOFR Advances on the terms set forth herein, (ii) the Swing Line Commitment shall be made available, in the case of Swing Line Advances denominated in Canadian Dollars, as Canadian Prime Rate Advances and, in the case of Swing Line Advances denominated in U.S. Dollars,
U.S. Base Rate Advances, on the terms set forth herein and as Documentary Credits denominated in Canadian Dollars or U.S. Dollars on the terms set forth herein.
(3)The failure of any Lender to make an Accommodation shall not relieve any other Lender of its obligation, if any, in connection with any such Accommodation, but no Lender is responsible for any other Lender’s failure in respect of such Accommodation.
Section 2.02    Commitments and Facility Limits
(1)The Accommodations Outstanding:

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(a)owing to (i) all Lenders shall not, at any time, exceed the Aggregate Commitment, (ii) each Lender, shall not at any time exceed such Lender’s Commitment;
(b)owing to the Swing Line Lender shall not, at any time, exceed the Swing Line Commitment; and
(c)owing to all Lenders and the Swing Line Lender in the aggregate shall not, at any time, exceed the Aggregate Commitment.
(2)The Credit Facility shall revolve and, except as otherwise provided herein, no payment under the Credit Facility shall reduce the Commitments. Swing Line Advances shall be available on a revolving basis and, except as otherwise provided herein, no payment of Swing Line Advances or other repayment of Accommodations under the Swing Line Commitment shall reduce the Swing Line Commitment.
(3)A conversion from one Type of Accommodation to another Type of Accommodation shall not constitute a repayment, prepayment, novation or new indebtedness.
Section 2.03    Use of Proceeds
(1)The Borrowers shall use the proceeds of Accommodations to finance general corporate purposes of the Borrowers and the other Loan Parties.
Section 2.04    Mandatory Repayments and Reductions of Commitments
(1)The Borrowers shall repay (subject to Section 9.01) the Accommodations Outstanding under the Credit Facility together with all interest, fees and other amounts owing in connection therewith in full on the Maturity Date.
(2)The Borrowers shall repay (subject to Section 9.01), each Swing Line Advance in accordance with Section 3.06 and on the Maturity Date, and all Accommodations Outstanding in respect of Documentary Credits, together with all interest, fees and other amounts owing in connection therewith, in full on the Maturity Date.
Section 2.05    Mandatory Repayments
(1)If at any time by reason of exchange rate fluctuations, the Accommodations Outstanding under the Credit Facility exceed 103% of the Aggregate Commitment, the Borrowers shall, on the third Business Day following such day, repay any Advances in the manner set forth in Section 2.06(1) (but without regard to the minimum amounts specified therein), such that the Accommodations Outstanding under the Credit Facility, after giving effect thereto, do not exceed the Aggregate Commitment at such time.

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(2)Each Loan Party shall be required to prepay any Accommodations Outstanding in an amount equal to the Net Proceeds from any Disposition of Assets (other than Permitted Dispositions, except as provided in clause (d) of the definition thereof) by any Loan Party or its Subsidiaries, which amount shall be applied within 5 days of receipt thereof to the repayment of Accommodations outstanding under the Credit Facility in accordance with Section 2.08 hereof; provided that such repayment shall not result in any permanent reduction of the Commitments and Accommodations under the Credit Facility shall thereafter continue to be available, subject to satisfaction of the conditions to Accommodation in Article 6.
(3)Subject to compliance with the terms of the Development Agreements, an amount equal to the Net Proceeds of any property insurance required to be maintained pursuant to Article 8 (which, for certainty, shall not include general liability insurance, business liability insurance or business interruption insurance) received by any Loan Party or any of its Subsidiaries on account of each separate loss, damage or injury to any part of the Collateral in excess of $2,500,000 (or the Equivalent U.S. $ Amount, shall be applied (or to the extent the Administrative Agent or the Lenders are loss payees under any insurance policy, the Administrative Agent is hereby irrevocably directed to apply such Net Proceeds)) to the repayment of Accommodations Outstanding under the Credit Facility in accordance with Section 2.08 hereof; provided that such repayment shall not result in any permanent reduction of the Commitment and Accommodations under the Credit Facility shall thereafter continue to be available, subject to satisfaction of the conditions to Accommodations in Article 6.
(4)If, at any time, the aggregate amount of Accommodations Outstanding by way of Swing Line Advances or Documentary Credits exceeds the Swing Line Commitment, the Borrowers shall promptly repay or cause to be promptly repaid Accommodations outstanding under the Swing Line (by way of repayment of Swing Line Advances, cash collateralizing outstanding Documentary Credits or otherwise) in an aggregate amount equal to the amount by which the aggregate Accommodations Outstanding by way of Swing Line Advances or Documentary Credits exceeds the Swing Line Commitment at such time.
Section 2.06    Optional Prepayments and Reductions of Commitments
(1)The Borrowers may, subject to the provisions of this Agreement, (i) repay without penalty or bonus any Accommodations Outstanding under the Credit Facility; or (ii) reduce the unutilized portion of the Lenders’ Commitments under the Credit Facility, in each case, in whole or, subject to the following sentence, in part, upon the number of days’ notice to the Administrative Agent specified in Schedule 6 by a notice stating the proposed date and aggregate principal amount of the prepayment or reduction. In such case, the Borrowers shall pay to the applicable Lenders in accordance with such notice, the amount of such repayment or the amount by which the Accommodations Outstanding under the Credit Facility exceed the proposed reduced Commitment, as the case may be. Each partial repayment or reduction shall be in a minimum aggregate principal amount

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of U.S. 1,000,000 or Cdn. $1,000,000 and in an integral multiple of U.S. $100,000 or Cdn. $100,000. The amount of any Commitment reduction made by the Borrowers pursuant to clause (ii) above shall be permanent and irrevocable and shall permanently reduce the amount of the Credit Facility by such amount and each Lender’s Commitment under the Credit Facility shall be rateably reduced. If a Daily Compounded CORRA Advance is repaid or partially repaid before the last day of the Interest Period, the principal and accrued interest will be paid on the date of the repayment.
~~(2) The Borrowers may, pursuant to this Section 2.06, prepay the amount of any Drawing under the Credit Facility by depositing with the Administrative Agent the Face Amount of such Drawing to be held by the Administrative Agent in an interest bearing account in the name of the applicable Lenders and irrevocably authorizing and directing the Administrative Agent to apply such amount on the maturity date for the relevant Drawing to the repayment of the relevant BA Instrument. Title to the funds held in such account shall pass to the Administrative Agent (for and on behalf of the applicable Lenders) on the date of deposit of such funds with the Administrative Agent and the Borrowers hereby acknowledge and agree that they shall have no legal or beneficial interest in such funds after the date of deposit of such funds in such account. Interest on amounts held on deposit by the Administrative Agent (at such rate as determined by the Administrative Agent, acting reasonably) shall be paid to the Borrowers on the maturity date for the relevant Drawing.~~
Section 2.07    Fees
(1)The Borrowers shall pay to the Administrative Agent, for the rateable benefit of the Lenders, a commitment fee (the “Commitment Fee”), from the Effective Date, in the case of an initial Lender on the Effective Date, and otherwise from the effective date specified in the Assignment and Assumption pursuant to which any Eligible Assignee became a Lender, until the Maturity Date, at the rate specified in Schedule 7 (based on the Consolidated Total Leverage Ratio in effect from time to time) on the average daily amount of the unutilized Commitment of such Lender during such quarter. The Commitment Fee will be payable in arrears on the fifth Business Day of each of April, July, October and January and upon any termination of any Lender’s Commitment, in each case for the actual number of days elapsed over a 365 day or 366 day year, as applicable.
(2)The Borrowers shall pay an annual administrative fee and other fees to the Administrative Agent in accordance with the Fee Letters.
Section 2.08    Payments and Accommodations under this Agreement
(1)Unless otherwise expressly provided in this Agreement, each Borrower shall make any payment required to be made by it to the Administrative Agent or any Lender by depositing the amount of the payment to the relevant Administrative Agent’s Account for Payments not later than 1:00 p.m. (Toronto time) on the date the payment is due. The Borrower shall make each such payment (i) in

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Canadian Dollars, if the Accommodation was originally made in Canadian Dollars and (ii) in U.S. Dollars, if the Accommodation was originally made in U.S. Dollars. Any repayment of a SOFR Advance or a CORRA Advance not made on the last day of the relevant Interest Period shall be accompanied by payment by the applicable Borrower of any applicable Breakage Costs. The Administrative Agent shall distribute to each applicable Lender, promptly on the date of receipt by the Administrative Agent of any payment, an amount equal to the amount then due each such Lender, and if such distribution is not made on that date, the Administrative Agent shall pay interest on the amount for each day, from the date the amount is received by the Administrative Agent until the date of distribution, at the prevailing interbank rate for late payments.
(2)Unless otherwise expressly provided in this Agreement, the Administrative Agent shall make Accommodations under the Credit Facility and other payments to the Borrowers under this Agreement by crediting the relevant Borrowers’ Account (or causing the relevant Borrowers’ Account to be credited) with the amount of the payment ~~not later than 3:00 p.m. (Toronto time)~~ on the date the payment is to be made.
(3)The Swing Line Lender shall make Swing Line Advances to the Borrowers by crediting the relevant Borrowers’ Account with the amount of such Swing Line Advance ~~not later than 2:00 p.m. (Toronto time)~~ on the date such Swing Line Advance is to be made.
(4)The Borrowers hereby authorize each Lender, if and to the extent any payment owed to such Lender by the Borrowers is not made to the Administrative Agent when due, to charge from time to time any amount due against any or all of the relevant Borrowers’ Accounts with such Lender upon notice to the Borrowers.
Section 2.09    Application of Payments and Prepayments
(1)Except as provided in Section 2.09(2) below, all amounts received by the Administrative Agent from or on behalf of the Borrowers and not previously applied under and pursuant to this Agreement shall be applied by the Administrative Agent as follows: (i) first, in reduction of the Borrowers’ obligation to pay any unpaid interest and any Fees which are due and owing under the Credit Documents; (ii) second, in reduction of the Borrowers’ obligation to pay any expenses, claims or losses referred to in Section 16.01; (iii) third, in reduction of the Borrowers’ obligation to pay any amounts due and owing on account of any unpaid principal amount of Advances which are due and owing; (iv) fourth, in reduction of the Borrowers’ obligation to pay any other unpaid Accommodations Outstanding which are due and owing; (v) fifth, in reduction of any other obligation of the Borrowers under this Agreement and the other Credit Documents; and (vi) sixth, to the Borrowers or such other Persons as may lawfully be entitled to or directed by the Borrowers to receive the remainder.

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(2)The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Administrative Agent of its remedies, and any other funds realized by Administrative Agent during the continuance of an Event of Default, shall be applied, subject to applicable Law, in full or in part, together with any other sums then held by the Administrative Agent pursuant to this Agreement, promptly by the Administrative Agent as follows:
(a)First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities, professional fees, advances made or incurred by the Administrative Agent in connection therewith and all amounts for which the Administrative Agent is entitled to indemnification pursuant to the provisions of any Credit Document, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;
(b)Second, without duplication of amounts applied pursuant to clause (a) above, to the payment in full in cash of (i) all accrued and unpaid interest under this Agreement and the outstanding principal amount of all Advances and Accommodations Outstanding, (ii) all obligations owing under the Eligible Hedging ~~Arrangements~~Agreements with Hedge Lenders and Other Secured Agreements, and (iii) all other obligations under the Credit Documents, in each case equally and rateably in accordance with the respective amounts thereof then due and owing; and
(c)Third, the balance, if any, to the person lawfully entitled thereto (including the applicable Loan Party or its successors or assigns) or as a court of competent jurisdiction may direct.
(3)The Borrowers shall give to the Administrative Agent notice in writing of any mandatory repayment required to be made under the Credit Facility pursuant to Section 2.05 at least five (5) Business Days prior to the date of such repayment and any voluntary repayment to be made under the Credit Facility pursuant to Section 2.06 at least three (3) Business Days prior to the date of such repayment. Each such notice (a “Repayment Notice”) shall be substantially in the form of Schedule 5, shall be irrevocable and binding upon the Borrowers once given by the applicable Borrower to the Administrative Agent and shall specify the date of such repayment and (if applicable) provide a reasonably detailed calculation of the amount of such repayment. The Administrative Agent will promptly notify each Lender of the contents of the applicable Borrower’s repayment notice and of such Lender’s pro rata share of the repayment.

Section 2.10    Computations of Interest and Fees

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(1)All computations of interest shall be made by the Administrative Agent taking into account the actual number of days occurring in the period for which such interest is payable pursuant to Section 3.05, and (i) if based on the Canadian Prime Rate~~,~~ or the U.S. Base Rate, a year of 365 days or 366 days, as the case may be; ~~or~~ (ii) if based on Daily Compounded CORRA or Term CORRA, a year of 365 days; or (iii) if based on Term SOFR, on the basis of a year of 360 days.
(2)All computations of Fees shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, taking into account the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable.
(3)For purposes of the Interest Act (Canada), (i) whenever any interest or Fee under this Agreement is calculated using a rate based on a number of days less than a full year, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by the number of days comprising such calculation basis; (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.
(4)If any provision of this Agreement or of any of the other Credit Documents would obligate a Loan Party to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by such Lender of interest at a criminal rate (as such terms are construed under the Criminal Code (Canada)) then, notwithstanding such provisions, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or so result in a receipt by such Lender of interest at a criminal rate, such adjustment to be effected, to the extent necessary, as follows: (1) firstly, by reducing the amount or rate of interest required to be paid to such Lender under the applicable Credit Document, and (2) thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Lender which would constitute “interest” for purposes of Section 347 of the Criminal Code (Canada). Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if a Lender shall have received an amount in excess of the maximum permitted by that section of the Criminal Code (Canada), the Loan Party paying the amount shall be entitled, by notice in writing to such Lender, to obtain reimbursement from such Lender in an amount equal to such excess and, pending such reimbursement, such amount shall be deemed to be an amount payable by such Lender to the Loan Party. Any amount or rate of interest referred to in this Section 2.10(4) shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest

~~53661530.1~~53661530.7

over the term that the applicable Accommodations Outstanding remain outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the date of this Agreement to the Maturity Date and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by the Administrative Agent shall be conclusive for the purposes of such determination.
(5)The ~~interest rate on an Accommodation may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event or Canadian Benchmark Transition Event, as applicable, Section 3.07 and Section 3.08, respectively, provides a mechanism for determining an alternative rate of interest. The~~ Administrative Agent does not warrant or accept ~~any~~ responsibility for, and shall not have any liability with respect to~~,~~  (a) the continuation of, ~~the~~ administration of, submission of, calculation of~~, performance of~~  or any other matter related to ~~any interest rate used in this Agreement (including, without limitation,~~ the U.S. Base Rate, ~~Canadian Prime Rate, Daily Simple SOFR, SOFR,~~ the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, ~~or CDOR)~~Canadian Prime Rate, Term CORRA, Daily Compounded CORRA, Adjusted Daily Compounded CORRA or Adjusted Term CORRA, or any component definition thereof or rates referred to in the definition thereof, or ~~with respect to~~ any alternative ~~or~~, successor ~~rate thereto,~~ or replacement rate ~~thereof~~thereto (including any Benchmark Replacement or Canadian Benchmark Replacement), including ~~without limitation,~~ whether the composition or characteristics of any such alternative, successor or replacement ~~reference~~ rate (including any Benchmark Replacement or Canadian Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same ~~value or economic equivalence of as the existing interest rate (or any component thereof) being replaced or have the same~~ volume or liquidity as ~~did any existing interest rate (or any component thereof)~~, Canadian Prime Rate, Term CORRA, Daily Compounded CORRA, Adjusted Daily Compounded CORRA, Adjusted Term CORRA or any other Canadian Benchmark or Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes or Canadian Benchmark Replacement Conforming Changes. The Administrative Agent and its ~~affiliates and/~~Affiliates or other related entities may engage in transactions that affect the calculation of ~~any interest rate (or component thereof) used in this Agreement~~U.S. Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, the Canadian Benchmark, Canadian Prime Rate, Term CORRA, Daily Compounded CORRA, Adjusted Term CORRA, Adjusted Daily Compounded CORRA or any alternative, successor or replacement rate (including any ~~Benchmark Replacement or~~ Canadian Benchmark Replacement or Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the ~~Borrowers~~Borrower. The Administrative Agent

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may select information sources or services in its reasonable discretion to ascertain ~~any interest rate used in this Agreement, any component thereof, or rates referred to in the definition thereof~~the U.S. Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, Canadian Prime Rate, Term CORRA, Daily Compounded CORRA, Adjusted Daily Compounded CORRA, Adjusted Term CORRA or any other Benchmark or Canadian Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the ~~Borrowers,~~Borrower, any Lender or any other ~~Person~~person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
Section 2.11    Extension of the Credit Facility
At any time between 60 and 90 days prior to any anniversary of the Effective Date, provided no Default or Event of Default has occurred and is continuing, the Borrowers may, by written notice to the Administrative Agent, request that the Maturity Date be extended for a further period from the then applicable Maturity Date. The Administrative Agent shall forthwith notify each Lender of such request. Each Lender may, in its sole discretion, approve or decline such request. If a Lender fails to respond within 30 days of such notice from the Administrative Agent, it shall be deemed to have declined the extension. If the Majority Lenders confirm to the Administrative Agent in writing, not less than 30 days prior to the applicable anniversary date, that such extension is acceptable to them, then the Maturity Date shall be so extended in respect only of the Lenders who have approved the request for extension and the Administrative Agent shall so advise the Borrowers. If a Lender (the “Declining Lender”) indicates in writing to the Administrative Agent that the proposed extension is unacceptable (or is deemed to have declined the extension), the Administrative Agent shall so advise the Borrowers and the Borrowers shall be entitled, for a period up to, and including, the date which is 90 days prior to the Maturity Date as in effect in respect of such Lender, to propose one or more banks (collectively, the “Replacement Lender”) which, if not a Lender, shall be acceptable to the Administrative Agent (which acceptance shall not be unreasonably withheld), which Replacement Lender would be prepared to accept an assignment of the Accommodations Outstanding and Commitment under the Credit Facility of the Declining Lender in accordance with Section 17.01(2) hereof and to agree to the extension of the Maturity Date. If, within that time period, the Borrowers are able to propose such Replacement Lender and, if applicable, the Replacement Lender is so acceptable to the Administrative Agent, the Declining Lender shall no later than 30 days prior to the Maturity Date as in effect in respect of such Lender, assign its rights and obligations hereunder to the Replacement Lender in accordance with Section 17.01(2) hereof for a price equal to the principal amount of the Accommodations Outstanding under the Credit Facility of that Declining Lender then outstanding plus accrued interest on the principal amount of and all other amounts payable in respect of all Accommodations Outstanding of, and all fees and all other amounts payable hereunder under the Credit Facility to, that Declining Lender to the date of such assignment (or such lesser amount as the Declining Lender and the Replacement Lender may agree), payable in cash against receipt of such assignment. Upon the assignment of the Accommodations of a Declining Lender to a Replacement Lender having

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occurred in accordance with this Section 2.11, the Maturity Date of the Credit Facility shall be deemed to have been extended in respect of such Replacement Lender in the manner which would have occurred had such Declining Lender originally confirmed the acceptability of the extension. If no assignment of the Accommodations of a Declining Lender occurs in accordance with this Section 2.11, then the Maturity Date of the Credit Facility in respect the Accommodations of such Declining Lender under the Credit Facility shall not be extended and the Accommodations Outstanding to such Declining Lender under the Credit Facility shall be due and payable in accordance with the provisions of this Agreement on such date and, upon such payment, each such Declining Lender shall cease to be a Lender hereunder and such Lender’s Commitment shall be terminated and the Aggregate Commitment reduced accordingly. If the Majority Lenders do not approve the extension request or if no request for an extension of the Maturity Date is received from the Borrowers, the applicable Maturity Date shall not be extended and all amounts then outstanding under the Credit Facility shall be due and payable to the Administrative Agent for the account of the applicable Lenders on the such date.
Section 2.12    Incremental Commitments
(1)The Borrowers may at any time or from time to time after the Effective Date, by notice to the Administrative Agent (an “Incremental Commitment Request”), request one or more increases in the amount of the Aggregate Commitment (a “Commitment Increase”) under the Credit Facility (any such new Commitments, the “Incremental Commitments”), whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders.
(2)On any Incremental Facility Closing Date on which any Incremental Commitments are effected through the establishment of any Commitment Increase, subject to the satisfaction of the terms and conditions in this Section 2.12, (i) each Incremental Lender shall make its new Commitment available rateably to the Borrowers in an amount equal to its Incremental Commitment and (ii) each Incremental Lender shall become a Lender hereunder with respect to the Incremental Commitment and the Accommodations made pursuant thereto.
(3)Each Incremental ~~Loan~~Commitment Request from the Borrowers pursuant to this Section 2.12 shall set forth the requested amount of the relevant Incremental Commitments. Incremental Commitments may be provided by any existing Lender (but no existing Lender will have an obligation to make any Incremental Commitment), or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”, and each such existing Lender or Additional Lender, the “Incremental Lenders”); provided that the Administrative Agent and the Swing Line Lender shall have consented (such consent not to be unreasonably withheld or delayed) to such Lender or Additional Lender providing such Commitment Increases to the extent such consent, if any, would be required under Section 17.01(2) for an assignment of Commitments or Accommodations Outstanding, as applicable, to such Lender or Additional Lender.

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(4)The terms of such Incremental Commitments shall be identical to the Commitments. The effectiveness of any Incremental Amendment, and the Incremental Commitments thereunder, shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions:
(a)no Event of Default shall have occurred and be continuing or would exist after giving effect to such Incremental Commitments;
(b)each Incremental Commitment shall be in an aggregate principal amount that is not less than Cdn. $5,000,000 or U.S. $5,000,000, as applicable, and shall be in an increment of Cdn. $1,000,000 or U.S. $1,000,000, as applicable (provided that such amount may be less than Cdn. $5,000,000 or U.S. $5,000,000, as applicable, if such amount represents all remaining availability under the limit set forth in clause (c) of this Section 2.12(4));
(c)the aggregate amount of the Incremental Commitments shall not exceed Cdn. $75,000,000;
(d)to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (A) customary legal opinions, board resolutions and officers’ certificates substantially consistent with those delivered on the First ARCA Closing Date and (B) reaffirmation agreements and/or such amendments to the Credit Documents as may be reasonably requested by the Administrative Agent in order to ensure that such incremental Debt is provided with the benefit of the applicable Credit Documents; and
(e)such other conditions as the Borrowers, each Incremental Lender providing such Incremental Commitments and the Administrative Agent shall agree.
(5)Incremental Commitments shall become Commitments (or in the case of an Incremental Commitment to be provided by an existing Lender, an increase in such Lender’s applicable Commitment) under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Credit Documents, executed by the Borrowers, the other Loan Parties, each Incremental Lender providing such Commitments and the Administrative Agent. The Incremental Amendment may effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effect the provisions of this Section 2.12(5), without the consent of any Lender or any other Loan Party.
(6)Upon any Incremental Facility Closing Date on which Incremental Commitments are effected, (a) each of the existing Lenders shall assign to each of the Incremental Lenders, and each of the Incremental Lenders shall purchase from each of the existing Lenders, at the principal amount thereof, such interests in the

~~53661530.1~~53661530.7

Accommodations Outstanding on such Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Accommodations will be held by existing Lenders and Incremental Lenders ratably in accordance with their Commitments after giving effect to the addition of such Incremental Commitments, (b) each Incremental Commitment shall be deemed for all purposes a Commitment and each Accommodation made thereunder shall be deemed, for all purposes, an Accommodation and (c) each Incremental Lender shall become a Lender with respect to the Incremental Commitments and all matters relating thereto. The parties hereto hereby agree that the minimum borrowing and repayment requirements in Article 3 of this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
Section 2.13    Security
(1)The Borrowers shall provide or cause to be provided by the Guarantors or the Limited Recourse Guarantors, as applicable, to the Administrative Agent, for and on behalf of the Lenders and the Hedge Lenders and Service Lenders, as continuing collateral security for the present and future indebtedness and liability of the Borrowers, the Guarantors and the Limited Recourse Guarantors hereunder and under the other Credit Documents to which they respectively are a party to the Administrative Agent and the Lenders, the following security (the “Security”), in form and substance satisfactory to the Administrative Agent, together with any relevant required power of attorney, registrations, filings and other supporting documentation deemed necessary by the Administrative Agent or its counsel to perfect the same or otherwise in respect thereof:
(a)in the case of each Guarantor, a Guarantee, dated as of the First ARCA Closing Date;
(b)for each Loan Party, one or more security agreements, dated as of the First ARCA Closing Date, constituting a security interest in all personal property and assets of the Loan Parties (including all contract rights, inventory, accounts, general intangibles, Equity Securities, deposit accounts, Intellectual Property, equipment and proceeds of the foregoing) (each being a “Security Agreement”) which charge shall be a first priority Encumbrance (subject, if and to the extent applicable, to Permitted Encumbrances), or a confirmation of any such existing security agreement in form and substance satisfactory to the Administrative Agent, together with all consents and authorizations required in connection with the grant of Security including, for greater certainty, the consent of Her Majesty the Queen in Right of the Province of British Columbia, represented by the minister responsible for the Land Act (the “Province”) as required by the Development Agreements (the “Province Consent”);

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(c)in the case of each of the Limited Recourse Guarantors, a limited recourse guarantee in form satisfactory to the Administrative Agent (each being a “Limited Recourse Guarantee”), together with a securities pledge agreement in form and substance satisfactory to the Administrative Agent pursuant to which it pledges to the Administrative Agent and the Lenders its respective Equity Securities in the Borrowers, which pledge shall create a first priority Encumbrance (subject, if and to the extent applicable, to Permitted Encumbrances), or in each such case a confirmation of any such existing limited recourse guarantee and securities pledge agreement in form and substance satisfactory to the Administrative Agent;
(d)with respect to all Material Owned Real Properties, Material Crown Tenures and Material Leases, in each case, as of the First ARCA Closing Date, and within (i) 10 days following the acquisition of any Material Owned Real Property or Material Leases or (ii) 21 days following the acquisition of any Material Crown Tenures (or in the case of (i) or (ii) above such later date as the Administrative Agent may agree in its reasonable discretion, but which shall be no later than 90 days from the date of the acquisition of such Material Owned Real Property, Material Crown Tenures or Material Leases), debentures, mortgages, deeds of trust or deeds to secure Debt in form and substance satisfactory to the Administrative Agent, constituting a charge on such real property interest of the Loan Parties, which charge shall be a first priority Encumbrance (subject, if and to the extent applicable, to any Permitted Encumbrances) on such Material Owned Real Property, Material Crown Tenures or Material Leases and a floating charge on all other Crown Tenures, Leases and Owned Real Property and other real property Assets of the Loan Parties, or in each case, a confirmation and amendment agreement in respect of any existing debenture (each being a “Debenture”); together with:
(i)all consents and authorizations required in connection with the grant of such Security and evidence that counterparts of the Debentures have been duly executed, acknowledged and delivered and are in form suitable for filing, registration or recording in all filing or recording offices that the Administrative Agent may deem necessary in order to create a valid first priority Encumbrance (subject, if and to the extent applicable, to Permitted Encumbrances) on the property described therein in favour of the Administrative Agent for the benefit of the Lenders and that all filing, recording and similar taxes and fees have been paid;
(ii)where required by the Administrative Agent, an opinion from counsel to the Borrowers in form and substance satisfactory to the Administrative Agent, acting reasonably, with respect to the fee simple title of the relevant Loan Parties to the Material Owned

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Real Property and the registered leasehold title of the relevant Loan Parties to the Material Leased Real Property, in each case, against which the Debentures are to be registered in the British Columbia Land Title Office, and the registration in such Land Title Office, upon such registered fee simple and leasehold titles, of the Form B mortgages in respect of the Debentures and any related fixture filings as a first priority mortgage and charge, subject only to Permitted Encumbrances;
(iii)opinions of local counsel for the Loan Parties in the jurisdiction in which the secured properties are located, with respect to customary matters including the enforceability of the Security Agreement and the Debentures and the validity, creation and perfection of the Encumbrances created thereby, which opinions shall be in form and substance satisfactory to the Administrative Agent; and
(iv)evidence of the insurance required by the terms of this Agreement.
(2)The Borrowers will from time to time at their expense duly authorize, execute and deliver (or cause the applicable Loan Party or Limited Recourse Guarantor to authorize, execute and deliver) to the Administrative Agent such further instruments, control agreements and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits granted or intended to be granted to the Administrative Agent by the Credit Documents and of the rights and remedies therein granted to the Administrative Agent, including the filing of financing statements or other documents under any Law with respect to the Encumbrances created thereby. The Loan Parties acknowledge that the Credit Documents have been prepared on the basis of Law in effect on the First ARCA Closing Date (other than the Credit Agreement and the Guarantee and Security Confirmation which were prepared on the basis of Law in effect on the Effective Date), and that changes to Law may require the execution and delivery of different forms of documentation, and accordingly the Administrative Agent shall have the right (acting reasonably) to require that the Credit Documents be amended, supplemented or replaced (and the Borrowers shall, or shall cause the applicable Loan Party or Limited Recourse Guarantor to duly authorize, execute and deliver to the Administrative Agent any such amendment, supplement or replacement reasonably requested by the Administrative Agent with respect to any of the Credit Documents) within 30 days of written request therefor (i) to reflect any Change in Law, whether arising as a result of statutory amendments, court decisions or otherwise; (ii) to facilitate the creation and registration of appropriate forms of security in applicable jurisdictions; or (iii) to confer upon the Administrative Agent Encumbrances similar to the Encumbrances created or intended to be created by the Credit Documents.

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ARTICLE 3
CREDIT FACILITY ADVANCES
Section 3.01    The Advances
(1)Each Lender individually, and not jointly and severally (or solidarily) agrees, on the terms and conditions of this Agreement, and from time to time prior to the Maturity Date, to make Advances to the Borrowers on any Business Day.
(2)The Swing Line Lender agrees, on the terms and conditions of this Agreement from time to time until the Maturity Date to make Advances to the Borrowers on any Business Day. Upon the making of any Swing Line Advance by the Swing Line Lender, each Lender hereby irrevocably agrees to purchase from the Swing Line Lender a risk participation in such Swing Line Advance in an amount equal to the product of such Lender’s Applicable Percentage of the Credit Facility times the principal amount of such Swing Line Advance upon notice from the Swing Line Lender.
(3)The Administrative Agent shall give each applicable Lender prompt notice of any Borrowing Notice received from a Borrower and of each applicable Lender’s rateable portion of any Advance.
(4)Each Borrowing shall consist of the same Types of Advances made to a Borrower on the same day rateably by the relevant Lenders.
Section 3.02    Procedure for Borrowing.
(1)Except as provided in Section 3.06 and Section 5.06(2), each Borrowing under the Credit Facility shall be in a minimum amount of (i) Cdn. $1,000,000 and in an integral multiple of Cdn. $100,000 in the case of CORRA Advances and Canadian Prime Rate Advances and (ii) U.S. $1,000,000 and in an integral multiple of U.S. $100,000 in the case of Borrowings by way of SOFR Advances or U.S. Base Rate Advances. Each such Borrowing shall be made on the number of days prior notice specified in Schedule 6, given not later than 1:00 p.m. (Toronto time), in each case by the applicable Borrower to the Administrative Agent. Each notice of a Borrowing (a “Borrowing Notice”) shall be in substantially the form of Schedule 1, shall be irrevocable and binding on the Borrowers once given by the applicable Borrower to the Administrative Agent, and shall specify (i) the requested date of the Borrowing; (ii) the aggregate amount and currency of the Borrowing; (iii) the Type of Advances comprising the Borrowing; and (iv) in the case of a SOFR Advance or a CORRA Advance, the initial Interest Period applicable to such Advance. Upon receipt by the Administrative Agent of funds from the Lenders and fulfilment of the applicable conditions set forth in Article 6, the Administrative Agent will make such funds available to the Borrowers in accordance with Article 2.

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Section 3.03    Conversions and Rollovers Regarding Advances
(1)Each Advance shall initially be the Type of Advance specified in the applicable Borrowing Notice and shall bear interest at the rate applicable to such Type of Advance (determined as provided in Section 3.05) until (i) in the case of a SOFR Advance or CORRA Advance, the end of the initial Interest Period applicable thereto as specified in the applicable Borrowing Notice, (ii) in the case of a Canadian Prime Rate Advance or U.S. Base Rate Advance, the date on which the relevant Type of Advance is repaid in full or is converted to another Type of Advance pursuant to and to the extent permitted by Section 3.03(2).
(2)The Borrowers may elect to (i) convert any Advance (other than a Swing Line Advance) outstanding thereunder to another Type of Accommodation denominated in the same currency available thereunder in accordance with Section 3.03(3) ~~or Section 4.05, as applicable~~, (x) in the case of a Canadian Prime Rate Advance or U.S. Base Rate Advance, as of any Business Day or (y) in the case of a SOFR Advance or CORRA Advance, as of the last day of the Interest Period applicable to such SOFR Advance or CORRA Advance; or (ii) continue any SOFR Advance or CORRA Advance for a further Interest Period, beginning on the last day of the then current Interest Period, in accordance with Section 3.03(3).
(3)Each election to convert from one Type of Advance to another Type of Accommodation or to continue a SOFR Advance or CORRA Advance for a further Interest Period shall be made on the number of days prior notice specified in Schedule 6 given, in each case, not later than 1:00 p.m. (Toronto time) by the applicable Borrower to the Administrative Agent. Each such election shall be made by giving a notice (a “Rollover/Conversion Notice”) substantially in the form of Schedule 2 and shall be irrevocable and binding upon the Borrowers. If a Borrower fails to deliver a Rollover/Conversion Notice to the Administrative Agent for any SOFR Advance or CORRA Advance as provided in this Section 3.03(3), such SOFR Advance shall be converted (as of the last day of the applicable Interest Period) to and thereafter shall be outstanding as a U.S. Base Rate Advance and such CORRA Advance shall be converted (as of the last day of the applicable Interest Period) to and thereafter shall be outstanding as a Canadian Prime Rate Advance. The Borrower shall not select an Interest Period which conflicts with the definition of Interest Period in Section 1.01 or ends after the Maturity Date.
(4)Upon the occurrence of, and during the continuance of, an Event of Default, the Borrowers shall not have the right to convert Advances into, or to continue SOFR Advances, and each SOFR Advance shall convert to a U.S. Base Rate Advance at the end of the applicable Interest Period or (ii) ~~BA Instruments~~CORRA Advances, and each ~~Accommodation outstanding by way of BA Instruments~~CORRA Advance shall convert to a Canadian Prime Rate

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Advance ~~on~~at the ~~maturity date for the BA Instrument~~end of the applicable Interest Period.
Section 3.04    ~~Circumstances Requiring Floating Rate Pricing~~Inability to Determine CORRA or SOFR Rates
Subject to Sections 3.07 and 3.08, if, on or prior to the first day of any Interest Period for any CORRA Advance or SOFR Advance, the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR”, “Daily Compounded CORRA” or “Term CORRA”, as applicable, cannot be determined pursuant to the definition thereof for reasons other than a Benchmark Transition Event or a Canadian Benchmark Transition Event, then the Administrative Agent will promptly so notify the Borrowers and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make or continue the affected Advances shall be suspended (to the extent of the affected Advances and the affected Interest Periods) until the Administrative Agent revokes such notice.
Upon receipt of such notice, (x) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of affected Advances (to the extent of the affected Advances and the affected Interest Periods), (y) if the affected Advance is a Term CORRA Advance, the Borrower may elect to convert any such request into a request for a borrowing of or a conversion to Daily Compounded CORRA Advances (if Daily Compounded CORRA Advances is not affected by this Section 3.04), or, failing such revocation or election, (z) the Borrower will be deemed to have converted any such request into a request for an Advance of or conversion to Canadian Prime Rate Advances (in the case of CORRA Advances) or U.S. Base Rate Advances (in the case of SOFR Advances) in the amount specified therein. If the affected Advance is a Term CORRA Advance, the Borrower may elect to convert any outstanding affected Term CORRA Advances at the end of the applicable Interest Period, into Daily Compounded CORRA Advances (if Daily Compounded CORRA Advances is not affected by this Section 3.04, and otherwise, or failing such election, any outstanding affected Advances will be deemed to have been converted into U.S. Base Rate Advances (in the case of SOFR Advances) or Canadian Prime Rate Advances (in the case of CORRA Advances) at the end of the applicable Interest Period). Upon any such conversion, the Borrower shall also pay any additional amounts required herein.
~~(1) If a Lender determines acting reasonably in good faith and notifies the Borrower and the Administrative Agent in writing that (i) by reason of circumstances affecting financial markets inside or outside Canada, deposits of U.S. Dollars are unavailable to such Lender; (ii) adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided in the definition of Adjusted Term SOFR; (iii) the making or continuation of any SOFR Advances has been made impracticable (x) by the occurrence of a contingency (other than a mere increase in rates payable by such Lender to fund the Advances or a decrease in the creditworthiness of such Lender) which adversely affects the funding of the Credit Facility at any interest rate computed on the basis of Adjusted Term SOFR, or (y) by reason of a change since the date of this~~

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~~Agreement in any Law or in the interpretation thereof by any Governmental Authority which affects such Lender or any relevant financial market and which results in Adjusted Term SOFR no longer representing the effective cost to such Lender of deposits in such market; or (iv) any change to any Law or in the interpretation or application thereof by any Governmental Authority, has made it unlawful for such Lender to make or maintain or to give effect to its obligations in respect of SOFR Advances as contemplated hereby, then,~~
~~(a) the right of the Borrower to select SOFR Advances, as the case may be, from such Lender shall be suspended until such Lender determines acting reasonably in good faith that the circumstances causing the suspension no longer exist and such Lender so notifies the Administrative Agent;~~
~~(b)if any affected SOFR Advance is not yet outstanding, any applicable Borrowing Notice shall be suspended until such Lender determines acting reasonably in good faith that the circumstances causing such suspension no longer exist and such Lender so notifies the Administrative Agent; and~~
~~(c)if any SOFR Advance is already outstanding at any time when the right of the Borrower to select SOFR Advances is suspended, it and all other SOFR Advances in the same Borrowing with respect to such Lender shall (subject to the Borrower having the right to select the relevant Type of Advance at such time) become a U.S. Base Rate Advance on the last day of the then current Interest Period or applicable thereto (or on such earlier date as may be required to comply with any Law).~~
~~(2) The Administrative Agent shall promptly notify the Borrower of the suspension of its right to request a SOFR Advance from such Lender and of the termination of any such suspension. Upon notice from the Administrative Agent of the suspension of the right to request a SOFR Advance from such Lender, the Borrower may (i) either replace such Lender with a substitute Lender or Lenders, in which event such Lender shall execute and deliver an Assignment and Assumption in favour of such substitute Lender or Lenders pursuant to Section 17.01(2)(f) in respect of the whole of its Commitments; or (ii) prepay all Accommodations Outstanding of such affected Lender and thereupon reduce such affected Lender’s Commitments to nil, all without affecting the Commitments of any other Lenders.~~
Section 3.05    Interest on Advances
The Borrowers shall pay interest on the unpaid principal amount of each Advance made to it, from the date of such Advance until such principal amount is repaid in full, at the following rates per annum:
(1)Canadian Prime Rate Advances. If and so long as such Advance is a Canadian Prime Rate Advance and subject to clause (~~2~~6) below, at a rate per annum equal at all times to the Canadian Prime Rate in effect from time to time plus the Applicable Margin, calculated daily and payable in arrears (i) ~~quarterly~~monthly,

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on the fifth Business Day of ~~each of April, July, October and January~~the following month; and (ii) when such Canadian Prime Rate Advance becomes due and payable in full pursuant to the provisions hereof.
(2)U.S. Base Rate Advances. If and so long as such Advance is a U.S. Base Rate Advance and subject to clause (~~4~~6) below, at a rate per annum equal at all times to the U.S. Base Rate in effect from time to time plus the Applicable Margin, calculated daily and payable in arrears (i) ~~quarterly~~monthly, on the fifth Business Day of ~~each of April, July, October and January~~the following month; and (ii) when such U.S. Base Rate Advance becomes due and payable in full pursuant to the provisions hereof.
(3)SOFR Advances. If and so long as such Advance is a SOFR Advance and subject to clause (~~4~~6) below, at a rate per annum equal, at all times during each Interest Period for such SOFR Advance, to the sum of Adjusted Term SOFR for such Interest Period plus the Applicable Margin, payable in arrears on the earliest of (i) on the last day of such Interest Period (provided that in the case of an Interest Period of a SOFR Advance of a duration longer than three months, accrued interest on such SOFR Advance shall be paid no less frequently than every three months from the first day of such Interest Period or during the term of such Interest Period); and (ii) when such SOFR Advance becomes due and payable in full pursuant to the provisions hereof.
(4)Term CORRA Advances. If and so long as such Advance is a Term CORRA Advance and subject to clause (6) below, at a rate per annum equal, at all times during each Interest Period for such CORRA Advance, to the sum of Adjusted Term CORRA for such Interest Period plus the Applicable Margin, payable in arrears on the earliest of (i) on the last day of such Interest Period; and (ii) when such CORRA Advance becomes due and payable in full pursuant to the provisions hereof.
(5)Daily Compounded CORRA Advances. If and so long as such Advance is a Daily Compounded CORRA Advance and subject to clause (6) below, at a rate per annum equal, at all times during each Interest Period for such CORRA Advance, to the sum of Adjusted Daily Compounded CORRA for such Interest Period plus the Applicable Margin, payable in arrears on the earliest of (i) on the last day of such Interest Period; and (ii) when such CORRA Advance becomes due and payable in full pursuant to the provisions hereof.
(6)~~(4)~~ Default Interest. Upon the occurrence and during the continuance of an Event of Default, under Section 9.01(1)(a) or (b) or Section 9.01(1)(j) subject to Law, the Borrowers shall pay interest on its obligations in respect of the Credit Facility (“Default Interest”) on (i) the unpaid principal amount of each Accommodation Outstanding to each Lender, and the amount of any interest not paid when due, payable in arrears on the dates referred to in clause (1), (2) ~~or~~, (3), (4) or (5) above, as applicable, and on demand, at a rate per annum equal at

~~53661530.1~~53661530.7

all times to 2% per annum above the rate per annum required to be paid on such Accommodation Outstanding pursuant to clause (1), (2) ~~or~~, (3), (4) or (5) above, as applicable, above (or the rate of such overdue interest, as applicable), and (ii) the amount of any fee or other amount payable under this Agreement or any other Credit Document to the Administrative Agent or any Lender that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Canadian Prime Rate Advances pursuant to clause (1) above or U.S. Base Rate Advances pursuant to clause (2) above, as applicable.
Section 3.06    Swing Line Advances
(1)Subject to payment of the customary fees and charges of the Swing Line Lender for operation of the applicable accounts, the Swing Line Lender shall provide the Borrowers with a Canadian Dollar and a U.S. Dollar account at the main branch in Vancouver, British Columbia of the Swing Line Lender. At any time after the Effective Date that the Borrowers would be entitled to obtain Advances under the Credit Facility, the Borrowers shall be entitled to draw cheques or make other debit transactions in Canadian Dollars and US Dollars on its accounts with the Swing Line Lender. The amount of any overdraft in the accounts of the Borrowers at the end of each Business Day, subject to appropriate adjustments, shall be deemed to be a Canadian Prime Rate Advance or a U.S. Base Rate Advance, as applicable to the Borrowers. The credit balance in such accounts at the end of each Business Day, subject to appropriate adjustments, shall be applied by the Swing Line Lender as a repayment of outstanding Swing Line Advances and such accounts shall be reduced accordingly. Except as otherwise specified, Swing Line Advances shall be subject to all the provisions of this Agreement applicable to Canadian Prime Rate Advances or U.S. Base Rate Advances under the Credit Facility.
(2)The aggregate outstanding amount of all Swing Line Advances at any time, together with all Accommodations Outstanding by way of Documentary Credits, shall not exceed the Swing Line Commitment of the Swing Line Lender. No Swing Line Advance or Issue of a Documentary Credit shall be made by the Swing Line Lender if it has received notice that an Event of Default has occurred and is continuing.
(3)Notwithstanding any other provision of this Agreement, the minimum notice requirements and minimum amounts and required multiples for Advances and repayments hereunder shall not apply to Swing Line Advances.
(4)The Administrative Agent shall on the last Business Day of each week, and the Swing Line Lender may, at any time in its sole and absolute discretion, request on behalf of the Borrowers (and the Borrowers hereby irrevocably authorize the Swing Line Lender to so request on its behalf), upon notice to the Administrative

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Agent by the Swing Line Lender no later than 10:00 a.m. (Toronto time) on the applicable date, in either case, that each Lender make a Canadian Prime Rate Advance or U.S. Base Rate Advance, as applicable, in an amount equal to such Lender’s pro rata share of the amount of Swing Line Advances made by the Swing Line Lender then outstanding. Such request shall be deemed to be a Borrowing Notice for purposes hereof and shall be made in accordance with the provisions of Section 3.02(1) without regard solely to the minimum amounts specified therein but subject to the satisfaction of the conditions set forth in Section 6.04 (except that the Borrowers shall not be deemed to have made any representations and warranties), and the Administrative Agent shall apply the proceeds of any such Advances in repayment of the Swing Line Advances then outstanding.
(5)If for any reason any Swing Line Advance cannot be refinanced by a Borrowing as contemplated by Section 3.06(4), the request for Canadian Prime Rate Advances or U.S. Base Rate Advances submitted by the Swing Line Lender as set forth in Section 3.06(4) shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Advance and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 3.06(4) shall be deemed payment in respect of such participation.
(6)If and to the extent that any Lender shall not have made the amount of its pro rata share of such Swing Line Advance available to the Administrative Agent in accordance with the provisions of Section 3.06(4), such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of the applicable Borrowing Notice delivered by the Swing Line Lender until the date such amount is paid to the Administrative Agent, for the account of the Swing Line Lender in accordance with prevailing banking industry practice for interbank compensation.
Each Lender’s obligation to make Canadian Prime Rate Advances or U.S. Base Rate Advances, or to purchase and fund risk participations in a Swing Line Advance pursuant to this Section 3.06, shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or Event of Default, (iii) whether any of the conditions specified in Article 6 are then satisfied; or (iv) any other occurrence, event or condition, whether or not similar to any of the foregoing. No funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Advances, together with interest as provided herein.

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Section 3.07    Canadian Benchmark Replacement Setting.
~~Notwithstanding anything to the contrary herein or in any other Credit Document (and Eligible Hedging Agreements shall be deemed not to be a “Credit Document” for purposes of this Section 3.07):~~
~~(1)Replacing CDOR. On May 16, 2022 Refinitiv Benchmark Services (UK) Limited (“RBSL”), the administrator of CDOR, announced in a public statement that the calculation and publication of all tenors of CDOR will permanently cease immediately following a final publication on Friday, June 28, 2024. On the date that all Canadian Available Tenors of CDOR have either permanently or indefinitely ceased to be provided by RBSL (the “CDOR Cessation Date”), if~~ Benchmark Replacement Notwithstanding anything to the contrary herein or in any other Credit Document, if a Canadian Benchmark Transition Event and its related Canadian Benchmark Replacement Date have occurred prior any setting of the then-current Canadian Benchmark ~~is CDOR, the~~, then (x) if a Canadian Benchmark Replacement is determined in accordance with clause (a) of the definition of “Canadian Benchmark Replacement” for such Canadian Benchmark Replacement Date, such Canadian Benchmark Replacement will replace such Canadian Benchmark for all purposes hereunder and under any Credit Document in respect of ~~any setting of~~ such Canadian Benchmark ~~on such day and all~~setting and subsequent Canadian Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document~~. If the~~ and (y) if a Canadian Benchmark Replacement is ~~Daily Compounded CORRA, all interest payments will be payable on a quarterly basis.~~
~~(2)~~determined in accordance with clause (b) of ~~Replacing Future Canadian Benchmarks. Upon the occurrence of a Canadian Benchmark Transition Event, the~~ the definition of “Canadian Benchmark Replacement” for such Canadian Benchmark Replacement Date, such Canadian Benchmark Replacement will replace ~~the then-current~~such Canadian Benchmark for all purposes hereunder and under any Credit Document in respect of any ~~Canadian~~ Benchmark setting at or after ~~5:00 p.m~~5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date notice of such Canadian Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Canadian Benchmark Replacement from Lenders comprising the Majority Lenders. ~~At any time that the administrator of the then-current Canadian Benchmark has permanently or indefinitely ceased to provide such Canadian Benchmark or such Canadian Benchmark has been announced by the administrator or the regulatory supervisor for the administrator of such Canadian Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Canadian Benchmark is intended to measure and that representativeness will not be restored, the applicable Borrower may revoke any request for a borrowing of,~~

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~~conversion to or continuation of Accommodations to be made, converted or continued that would bear interest by reference to such Canadian Benchmark until the Borrowers’ receipt of notice from the Administrative Agent that a Canadian Benchmark Replacement has replaced such Canadian Benchmark, and, failing that, the applicable Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to a Canadian Prime Rate Advance. During the period referenced in the foregoing sentence, the component of Canadian Prime Rate based upon the Canadian Benchmark will not be used in any determination of Canadian Prime Rate.~~If the Canadian Benchmark Replacement is Adjusted Daily Compounded CORRA, all interest payments will be payable on the last day of each Interest Period.

No Hedging Agreement shall be deemed to be a “Credit Document” for purposes of this Section 3.07.
(2)~~(3)~~ Canadian Benchmark Replacement Conforming Changes~~.~~ In connection with the ~~implementation and~~use, administration, adoption or implementation of a Canadian Benchmark Replacement, the Administrative Agent will have the right to make Canadian Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Canadian Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.
(3)~~(4)~~ Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the ~~Borrowers~~Borrower and the Lenders of (i) ~~of~~ the implementation of any Canadian Benchmark Replacement, and (ii) ~~of any occurrence of a Term CORRA Transition Event, (iii) of~~ the effectiveness of any Canadian Benchmark Replacement Conforming Changes~~, and (iv) by delivering a BA Cessation Notice~~ in connection with the use, administration, adoption or implementation of a Canadian Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Canadian Benchmark pursuant to Section 3.07(~~7), of its intention to terminate the obligation of the Lenders to make or maintain Bankers’ Acceptances~~2) and (y) the commencement of any Canadian Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.07~~,~~ including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party ~~hereto~~to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 3.07.

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(4)~~(5)~~ Unavailability of Tenor of Canadian Benchmark~~. At~~  Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Canadian Benchmark Replacement), (i) if the then-current Canadian Benchmark is a term rate (including Term CORRA ~~or CDOR), then (i)~~ ) and either (A) any tenor for such Canadian Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent ~~may remove any tenor~~in it reasonable discretion or(B) the regulatory supervisor for the administrator of such Canadian Benchmark ~~that is~~has provided a public statement or publication of information announcing that any tenor for such Canadian Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Canadian Benchmark settings at or after such time to remove such unavailable or non-representative ~~of the~~tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Canadian Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Canadian Benchmark (including ~~the Canadian~~a Benchmark Replacement) ~~settings and (ii)~~, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Canadian Benchmark settings at or after such time to reinstate ~~any~~ such previously removed tenor ~~for the Canadian Benchmark (including the Canadian Benchmark Replacement) settings~~.
(5)Canadian Benchmark Unavailability Period Upon the Borrower’s receipt of notice of the commencement of a Canadian Benchmark Unavailability Period, the Borrower may revoke any pending request for an Advance of, conversion to or continuation of Advances, which are of the type that have a rate of interest determined by reference to the then-current Canadian Benchmark, to be made, converted or continued during any Canadian Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for an Advance of or conversion to, (i) for a Canadian Benchmark Unavailability Period in respect of Term CORRA, Daily Compounded CORRA Advances, and (ii) for a Canadian Benchmark Unavailability Period in respect of a Canadian Benchmark other than Term CORRA, Canadian Prime Rate Advances.
~~(6) Secondary Term CORRA Conversion. Notwithstanding anything to the contrary herein or in any Credit Document and subject to the proviso below in this clause, if a Term CORRA Transition Event and its related Term CORRA Transition Date have occurred, then on and after such Term CORRA Transition Date (i) the Canadian Benchmark Replacement described in clause (1)(a) of such definition will replace the then-current Canadian Benchmark for all purposes hereunder or under any Credit Document in respect of any setting of such Canadian Benchmark on such day and all subsequent settings, without any~~

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~~amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document; and (ii) each Accommodation outstanding on the Term CORRA Transition Date bearing interest based on the then-current Canadian Benchmark shall convert, on the first day of the next interest payment period, into a an Accommodation bearing interest at the Canadian Benchmark Replacement described in clause (1)(a) of such definition for the respective Canadian Available Tenor as selected by the Borrowers as is available for the then-current Canadian Benchmark; provided that, this clause (f) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrowers a Term CORRA Notice, and so long as the Administrative Agent has not received, by 5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date of the Term CORRA Notice, written notice of objection to such conversion to Term CORRA from Lenders comprising the Majority Lenders or the Borrower.~~
~~(7) Bankers’ Acceptances. The Administrative Agent shall have the option to, effective as of the date set out in the BA Cessation Notice, which shall be a date on or after the CDOR Cessation Date (the “BA Cessation Effective Date”), terminate the obligation of the Lenders to make or maintain Bankers’ Acceptances, provided that the Administrative Agent shall give notice to the Borrowers and the Lenders at least thirty (30) Business Days prior to the BA Cessation Effective Date (“BA Cessation Notice”). If the BA Cessation Notice is provided, then as of the BA Cessation Effective Date, so long as the Administrative Agent has not received, by 5:00 p.m. Toronto time on the fifth (5th) Business Day after the date of the BA Cessation Notice, written notice of objection to the termination of the obligation to make or maintain Bankers’ Acceptances from Lenders comprising the Majority Lenders, (i) any Drawing Notice that requests the conversion of any Accommodation to, or rollover of any Accommodation as, a Bankers’ Acceptance shall be ineffective, and (ii) if any Drawing Notice requests a Bankers’ Acceptance, such Accommodation shall be made as an Accommodation of the same tenor bearing interest calculated with reference to the Canadian Benchmark Replacement. For the avoidance of doubt, any outstanding Bankers’ Acceptance shall remain in effect following the CDOR Cessation Date until such Bankers’ Acceptance’s stated maturity.~~
~~(8) Definitions.~~
~~“Canadian Available Tenor” means, as of any date of determination and with respect to the then-current Canadian Benchmark, as applicable, (x) if the then-current Canadian Benchmark is a term rate, any tenor for such Canadian Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Canadian Benchmark, as applicable, pursuant to this Agreement as of such date.~~
~~“Canadian Benchmark” means, initially, CDOR; provided that if a replacement of the Canadian Benchmark has occurred pursuant to this Section 3.07, then “Canadian Benchmark” means the applicable Canadian Benchmark Replacement to the extent that~~

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~~such Canadian Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Canadian Benchmark” shall include, as applicable, the published component used in the calculation thereof.~~
~~“Canadian Benchmark Replacement”, means, for any Canadian Available Tenor:~~
~~(a)For purposes of Section 3.07(1), the first alternative set forth below that can be determined by the Administrative Agent:~~

~~(i) the sum of: (i) Term CORRA and (ii) 0.29547% (29.547 basis points) for a Canadian Available Tenor of one-month’s duration, and 0.32138% (32.138 basis points) for a Canadian Available Tenor of three-months’ duration, or~~
~~(ii) the sum of: (i) Daily Compounded CORRA and (ii) 0.29547% (29.547 basis points) for a Canadian Available Tenor of one-month’s duration, and 0.32138% (32.138 basis points) for a Canadian Available Tenor of three-months’ duration;~~
~~(b)For purposes of Section 3.07(2), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrowers as the replacement for such Canadian Available Tenor of such Canadian Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Canadian Governmental Body, for Canadian Dollar-denominated syndicated credit facilities at such time;~~
~~provided that, if the Canadian Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Canadian Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.~~
~~“Canadian Benchmark Replacement Conforming Changes” means, with respect to any Canadian Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Canadian Prime Rate,” the definition of “Business Day”, the definition of “Bankers Acceptance”), the timing and frequency of determining rates and making payments of interest, interest periods, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters, including with respect to the obligation of the Administrative Agent and the Lenders to create, maintain or issue Bankers’ Acceptances) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Canadian Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Canadian Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents). Without limiting the foregoing, Canadian Benchmark Replacement Conforming Changes made in connection with the replacement of~~

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~~CDOR with a Canadian Benchmark Replacement may include the implementation of mechanics for borrowing loans that bear interest by reference to the Canadian Benchmark Replacement, to replace the creation or purchase of drafts or Bankers’ Acceptances.~~
~~“Canadian Benchmark Transition Event” means, with respect to any then-current Canadian Benchmark other than CDOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Canadian Benchmark, the regulatory supervisor for the administrator of such Canadian Benchmark, the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Canadian Benchmark, a resolution authority with jurisdiction over the administrator for such Canadian Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Canadian Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Canadian Available Tenors of such Canadian Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Canadian Available Tenor of such Canadian Benchmark or (b) all Canadian Available Tenors of such Canadian Benchmark are or will no longer be representative of the underlying market and economic reality that such Canadian Benchmark is intended to measure and that representativeness will not be restored.~~
~~“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).~~
~~“Daily Compounded CORRA” means, for any Business Day in an interest payment period, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback) being established by the Administrative Agent in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Canadian Governmental Body for determining compounded CORRA for business loans; provided that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Canadian Benchmark Transition Event with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA.~~
~~“Relevant Canadian Governmental Body” means the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.~~
~~“Term CORRA” means, for the applicable corresponding tenor, the forward-looking term rate based on CORRA that has been selected or recommended by the Relevant Canadian Governmental Body, and that is published by an authorized benchmark administrator and is displayed on a screen or other information service, as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of an interest period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice.~~

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~~“Term CORRA Notice” means the notification by the Administrative Agent to the Lenders and the Borrowers of the occurrence of a Term CORRA Transition Event.~~
~~“Term CORRA Transition Date” means, in the case of a Term CORRA Transition Event, the date that is set forth in the Term CORRA Notice provided to the Lenders and the Borrowers, for the replacement of the then-current Canadian Benchmark with the Canadian Benchmark Replacement described in clause 1(a) of such definition, which date shall be at least thirty (30) Business Days from the date of the Term CORRA Notice.~~
~~“Term CORRA Transition Event” means the determination by the Administrative Agent that (a) Term CORRA has been recommended for use by the Relevant Canadian Governmental Body, and is determinable for any Canadian Available Tenor, (b) the administration of Term CORRA is administratively feasible for the Administrative Agent and (c) a Canadian Benchmark Replacement, other than Term CORRA, has replaced CDOR in accordance with Section 3.07(1).~~
Section 3.08 Benchmark Replacement Setting
Notwithstanding anything to the contrary herein or in any other Credit Document (and Eligible Hedging Agreements shall be deemed not to be a “Credit Document” for purposes of this Section 3.08):
(1)Benchmark Replacement.
(a)If a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Credit Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting at or after 5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public

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statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the applicable Borrower may revoke any request for a borrowing of, conversion to or continuation of Advances to be made, converted or continued that would bear interest by reference to such Benchmark until such Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, such Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to U.S. Base Rate Advances. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.
(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrowers and the Lenders of (a) the implementation of any Benchmark Replacement and (b) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrowers of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.08 and
(y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.08, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 3.08.

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(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove any tenor of such Benchmark that is unavailable or non-representative and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate any such previously removed tenor for such Benchmark (including Benchmark Replacement) settings.
(e)Benchmark Unavailability Period. Upon the Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrowers may revoke any pending request for an Advance of a SOFR Advance, conversion to or continuation of SOFR Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any request for a SOFR Advance or conversion to or continuation of a SOFR Advance into a request for an Advance of or conversion to U.S. Base Rate Advances. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of U.S. Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the U.S. Base Rate. During a Benchmark Unavailability Period, or at any time that a tenor of the then-current Benchmark is not an Available Tenor, the component of the U.S. Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the U.S. Base Rate.

ARTICLE 4
~~BANKERS’ ACCEPTANCES~~[INTENTIONALLY DELETED]
~~Section 4.01 Acceptances and Drafts~~

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~~(1) Each Lender, individually and not jointly and severally (or solidarily), agrees, on the terms and conditions of this Agreement and from time to time on any Business Day prior to the Maturity Date (i) in the case of a Lender which is willing and able to accept Drafts in the form of acceptances (“Bankers’ Acceptances”), to accept Drafts and to purchase such Bankers’ Acceptances in accordance with Section 4.03(2); and (ii) in the case of a Lender which is unwilling or unable to accept Drafts, to purchase completed Drafts (which have not and will not be accepted by the Lender or any other Lender) in accordance with Section 4.03(2).~~
~~(2) Each Drawing shall be in a minimum amount of $1,000,000 and in an integral multiple of $100,000 and shall consist of the acceptance and purchase of Bankers’ Acceptances or the purchase of Drafts on the same day, in each case for the Drawing Price, effected or arranged by the applicable Lenders in accordance with Section 4.03 and their respective Lender’s Commitment.~~
~~(3) If the Administrative Agent determines that the Bankers’ Acceptances to be accepted and purchased or Drafts to be purchased on any Drawing (upon a conversion or otherwise) will not be accepted and purchased rateably by the applicable Lenders (or any of their respective Participants) in accordance with Section 4.01(2) and Section 4.03, then the requested Face Amount of Bankers’ Acceptances and Drafts shall be increased or reduced to the nearest whole multiple of $1,000 as the Administrative Agent in its sole discretion determines will permit rateable sharing and, if reduced, the amount by which the requested Face Amount shall have been so reduced shall be converted or continued, as the case may be, as a Canadian Prime Rate Advance under the Credit Facility to be made contemporaneously with the Drawing.~~
~~Section 4.02 Form of Drafts~~
~~Each Draft presented by a Borrower shall (i) be in a minimum amount of $1,000,000 and in an integral multiple of $100,000; (ii) be dated the date of the Drawing, and (iii) mature and be payable by the applicable Borrower (in common with all other Drafts presented in connection with such Drawing) on a Business Day which occurs, at the election of such Borrower, approximately one, two, or three months after the Drawing Date and on or prior to the Maturity Date.~~
~~Section 4.03 Procedure for Drawing~~
~~(1)Each Drawing shall be made on notice (a “Drawing Notice”) given by a Borrower to the Administrative Agent not later than 1:00 p.m. (Toronto time) on the number of days’ notice specified in Schedule 6. Each Drawing Notice shall be in substantially the form of Schedule 3, shall be irrevocable and binding on the Borrowers once given by the applicable Borrower to the Administrative Agent and shall specify (i) the requested Drawing Date; (ii) the aggregate Face Amount of Drafts to be accepted and purchased (or purchased, as the case may be); and (iii) the contract maturity date for the Drafts.~~

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~~(2)Not later than 2:00 p.m. (Toronto time) on an applicable Drawing Date, each Lender shall complete one or more Drafts in accordance with the Drawing Notice and either (i) accept the Drafts and purchase the Bankers’ Acceptances thereby created for the Drawing Price; or (ii) purchase such Drafts for the Drawing Price, and, in each case, pay to the Administrative Agent the Drawing Proceeds in respect of such Bankers’ Acceptance or Draft, as the case may be. Upon receipt of the Drawing Proceeds and upon fulfilment of the applicable conditions set forth in Article 6, the Administrative Agent shall make funds available to the applicable Borrower in accordance with Article 2.~~
~~(3)Each Borrower shall, at the request of any Lender which has purchased a Draft in accordance with Section 4.01(1)(ii), issue one or more non-interest bearing promissory notes (in form and substance acceptable to the applicable Borrower and such Lender) (each a “BA Equivalent Note”) dated as of the same date, payable on the same date and in the same Face Amount as, and in exchange for, such Draft.~~
~~(4)Bankers’ Acceptances purchased by a Lender or Participant may be held by it for its own account until the contract maturity date or sold by it at any time prior to that date in any relevant Canadian market in such Person’s sole discretion.~~
~~Section 4.04 Presigned Draft Forms~~
~~(1) Subject to paragraph (2) of this Section 4.04, in order to enable the Lenders to accept and purchase Bankers’ Acceptances or complete Drafts in the manner specified in this Article 4, each Borrower shall deliver to each Lender or the Administrative Agent such number of Drafts as it may reasonably request, duly signed on behalf of such Borrower. Each Lender hereby indemnifies each Borrower against any loss or improper use thereof by such Lender or its agents, will exercise and cause its agents to exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it and will, upon request by the Borrowers, promptly advise the Borrowers of the number and designations, if any, of uncompleted Drafts held by it as agent for the Borrowers. The signature of any Responsible Officer of a Borrower on a Draft may be mechanically reproduced and any BA Instrument bearing a facsimile signature shall be binding upon such Borrower as if it had been manually signed. Even if the individuals whose manual or facsimile signature appears on any BA Instrument no longer hold office at the date of its acceptance by the applicable Lender or at any time after such date, any BA Instrument so signed shall be valid and binding upon such Borrower. No Lender shall be liable for its failure to accept a Draft as required hereby if the cause of such failure is, in whole or in part, due to the failure of the applicable Borrower to provide Drafts to such Lender on a timely basis.~~
~~(2)Each Borrower hereby irrevocably appoints each applicable Lender as its attorney to sign and endorse on its behalf, manually or by facsimile or mechanical signature, any BA Instrument necessary to enable each such Lender~~

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~~to make Drawings in the manner specified in this Article 4. All BA Instruments signed or endorsed on a Borrower’s behalf by a Lender and any rounding by the Administrative Agent pursuant to Section 4.01(3) shall be binding on such Borrower, all as if duly signed or endorsed by such Borrower. Each Lender shall (i) maintain a record with respect to any BA Instrument completed in accordance with this Section 4.04(2), voided by it for any reason, accepted and purchased or purchased or, in the case of a BA Instrument, exchanged for another BA Instrument by it pursuant to this Section 4.04, and cancelled at its respective maturity; and (ii) retain such records in the manner and for the statutory periods provided by Laws which apply to such Lender and make such records available to the Borrowers acting reasonably. On request by a Borrower, the applicable Lender shall cancel and return to the possession of such Borrower all BA Instruments which have been pre-signed or pre-endorsed on behalf of such Borrower and which are held by such Lender and are not required to make Drawings in accordance with this Article 4.~~
~~Section 4.05 Payment, Conversion or Rollover of BA Instruments~~
~~(1)Upon the maturity of a BA Instrument, the applicable Borrower may:~~
~~(i) elect to issue a replacement BA Instrument or elect to have all or a portion of the Face Amount of the BA Instrument converted to a Canadian Prime Rate Advance, in each case by giving a Rollover/Conversion Notice in accordance with Section 3.03. Each such election shall be made on the number of days’ prior notice specified in Schedule 6 given, in each case, not later than 1:00 p.m. (Toronto time) by the applicable Borrower to the Administrative Agent; or~~
~~(ii) pay, on or before 1:00 p.m. (Toronto time) on the maturity date for the BA Instrument, an amount in Canadian Dollars equal to the Face Amount of the BA Instrument (notwithstanding that a Lender may be the holder of it at maturity). Any such payment shall satisfy the applicable Borrower’s obligations under the BA Instrument to which it relates and (in the case of any Draft accepted by any Lender or Participant) such relevant Lender or Participant shall then be solely responsible for the payment of the BA Instrument.~~
~~(2)If the applicable Borrower fails to pay any BA Instrument when due or issue a replacement in the Face Amount of such BA Instrument pursuant to Section 4.05(1), the unpaid amount due and payable shall be converted to a Canadian Prime Rate Advance made by the Lenders rateably and shall bear interest calculated and payable as provided in Article 3. This conversion shall occur as of the due date and without any necessity for the applicable Borrower to give a Borrowing Notice.~~

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~~(3)If, by reason of circumstances affecting the money market generally, determined in good faith by the Administrative Agent acting reasonably and in respect of which the Administrative Agent shall have given notice to the Borrowers of the occurrence and particulars thereof, there is no market for Bankers’ Acceptances,~~
~~(i) the right to request a Drawing shall be suspended until the circumstances causing a suspension no longer exist; and (ii) any Drawing Notice which is outstanding shall be deemed to be a Borrowing Notice requesting a Borrowing comprised of Advances.~~
~~(4)The Administrative Agent shall promptly notify the Borrowers of the suspension of the right to request a Drawing and of the termination of any such suspension.~~
ARTICLE 5
DOCUMENTARY CREDITS
Section 5.01    Documentary Credits
The Swing Line Lender agrees, on the terms and subject to the conditions of this Agreement, to issue Documentary Credits under the Swing Line for the account of each Borrower from time to time on any Business Day prior to the Maturity Date. Upon the issuance of any Documentary Credit by the Swing Line Lender, each Lender hereby irrevocably agrees to purchase from the Swing Line Lender a risk participation in such Documentary Credits in an amount equal to the product of such Lender’s Applicable Percentage of the Credit Facility times the principal amount of such Documentary Credits upon notice from the Swing Line Lender.
Section 5.02    Issue Notice
Each Issue shall be made on notice (an “Issue Notice”) given by a Borrower to the Administrative Agent and the Swing Line Lender not later than 1:00 p.m. (Toronto time) on the number of days’ notice specified in Schedule 6. The Issue Notice shall be in substantially the form of Schedule 4, shall be irrevocable and binding on the Borrowers once given by the applicable Borrower to the Administrative Agent and the Swing Line Lender, and shall specify
(i) the requested date of Issue (the “Issue Date”); (ii) the type of Documentary Credit; (iii) the Face Amount and currency of the Documentary Credit; (iv) the expiration date of the Documentary Credit; and (v) the name and address of the Beneficiary.
Section 5.03    Form of Documentary Credits
Each Documentary Credit shall (i) be dated the Issue Date; (ii) have an expiration date on a Business Day which occurs not later than the earlier of (x) twelve months, from the Issue Date, and (y) the fifth Business Day prior to the Maturity Date; provided that any such Documentary Credit may provide for automatic renewal thereof for any stated period or periods of up to twelve months in duration in the absence of a timely notice of termination by the issuer of such Documentary Credit, but in any event not later than the Maturity Date unless cash collateralized in the manner set out in Section 5.08(1); (iii) comply with the definition of Documentary Credit; and (iv) be on the standard documentary forms required by the Swing Line Lender.

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Section 5.04    Documentary Credit Reports
The Swing Line Lender shall, on the date of each issuance, amendment and drawing of a Documentary Credit by it, give the Administrative Agent and the Borrowers written notice of the issuance, amendment or drawing, as applicable, of such Documentary Credit, accompanied by a copy of the Documentary Credit or Documentary Credits issued, amended or drawn.
Section 5.05    Procedure for Issuance of Documentary Credits
(1)Not later than 12:00 p.m. (local time at the place of Issue) on an applicable Issue Date, the Swing Line Lender will complete and issue an appropriate type of Documentary Credit (i) dated the Issue Date; (ii) in favour of the Beneficiary; (iii) in a Face Amount and currency equal to the amount referred to in Section 5.02; and (iv) with the maturity date as specified by the applicable Borrower in its Issue Notice.
(2)No Documentary Credit shall require payment against a conforming draft to be made thereunder on the same Business Day upon which such draft is presented, if such presentation is made after 1:00 p.m. (local time at the place of presentation) on such Business Day.
(3)Prior to the Issue Date, the applicable Borrower shall specify a precise description of the documents and the verbatim text of any certificates or the form of any documents to be presented by the Beneficiary which, if presented by the Beneficiary, would require the Swing Line Lender to make payment under the Documentary Credit. The Swing Line Lender may, before the issue of the Documentary Credit and in consultation with the applicable Borrower, require changes in any such document or certificate.
Section 5.06    Payments of Amounts Drawn
(1)Within one Business Day following the date of any drawing under a Documentary Credit, the applicable Borrower shall pay to the Swing Line Lender an amount in same day funds equal to the amount so drawn in the currency in which the Documentary Credit is payable.
(2)If the applicable Borrower fails to pay to the Swing Line Lender an amount, in same day funds, equal to the amount of such drawing, then the Swing Line Lender shall be deemed to have made a Swing Line Advance to the applicable Borrower (in Canadian Dollars, in the case of a Documentary Credit denominated in Canadian Dollars, and in US Dollars, in the case of a Documentary Credit denominated in U.S. Dollars) in an amount equal to the amount of such drawing.
(3)With respect to Swing Line Advances deemed to be made pursuant to Section 5.06(2), the applicable interest rate and Applicable Margin for such advances shall be applied until such advances are repaid in full.

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(4)All Swing Line Advances deemed made pursuant to Section 5.06(2) shall be refinanced, with other Swing Line Advances, by a Borrowing in accordance with Section 3.06(4). If for any reason any such deemed Swing Line Advance cannot be refinanced by a Borrowing as contemplated by Section 3.06(4), the provisions of Section 3.06(5) regarding participation by each Lender in such Swing Line Advance shall be applicable thereto.
(5)Each Lender shall be required to make the Advances referred to in Section 5.06(4) notwithstanding (i) the amount of the Advance may not comply with the minimum amount required for Borrowings hereunder; (ii) whether any conditions specified in Article 6 are then satisfied; (iii) whether a Default or Event of Default has occurred and is continuing; (iv) the date of such Advance; (v) any reduction in the Aggregate Commitment; and (vi) whether the Aggregate Commitment has been, or, after the making of such Advance, will be, exceeded.
Section 5.07    Risk of Documentary Credits
(1)In determining whether to pay under a Documentary Credit, the Swing Line Lender shall be responsible only to determine that the documents and certificates required to be delivered under the Documentary Credit have been delivered and that they comply on their face with the requirements of the Documentary Credit.
(2)The reimbursement obligation of the applicable Borrower under any Documentary Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including
(i) any lack of validity or enforceability of a Documentary Credit; (ii) the existence of any claim, set off, defence or other right which any Person may have at any time against a Beneficiary, the Swing Line Lender or any other Person, whether in connection with the Credit Documents and the transactions contemplated therein or any other transaction (including any underlying transaction between the applicable Borrower and a Beneficiary); (iii) any certificate or other document presented with a Documentary Credit proving to be forged, fraudulent or invalid or any statement in it being untrue or inaccurate; (iv) the existence of any act or omission or any misuse of, a Documentary Credit or misapplication of proceeds by the applicable Beneficiary, including any fraud in any certificate or other document presented with a Documentary Credit unless, with respect to the foregoing provisions of this Section 5.07(2), before payment of a Documentary Credit, (x) the applicable Borrower has delivered to the Swing Line Lender a written notice of the fraud together with a written request that it refuse to honour such drawing, (y) the fraud by the Beneficiary has been established to the knowledge of the Swing Line Lender so as to make the fraud clear or obvious to the Swing Line Lender, and (z) in the case of fraud in the underlying transaction between the applicable Borrower and the Beneficiary, the fraud is of such character as to make the demand for payment by the Beneficiary under the Documentary Credit a fraudulent one; or (v) the existence of a Default or Event of Default.

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(3)The Swing Line Lender shall not be responsible for (i) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Documentary Credit or the rights or benefits under it or proceeds of it, in whole or in part, which may prove to be invalid or ineffective for any reason; (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, telecopy or otherwise; (iii) errors in interpretation of technical terms; (iv) any loss or delay in the transmission of any document required in order to make a drawing; and (v) any consequences arising from causes beyond the control of the Swing Line Lender, including the acts or omissions, whether rightful or wrongful, of any Governmental Authority. None of the above shall affect, impair, or prevent the vesting of any of the Swing Line Lenders’ rights or powers under this Agreement. Any action taken or omitted by the Swing Line Lender under or in connection with any Documentary Credit or the related certificates, if taken or omitted in good faith, shall not put the Swing Line Lender under any resulting liability to the applicable Borrower, provided that the Swing Line Lender acts in accordance with the standards of reasonable care specified in the Uniform Customs and Practice for Documentary Credits (2007 Revision), ICC Publication 600 (or any replacement publication) or the International Standby Practices ISP98 (ICC Publication No. 590 or later version), as applicable.
Section 5.08    Repayments
(1)If the Borrowers are required to repay the Accommodations Outstanding pursuant to Article 9, then the applicable Borrower shall pay to the Administrative Agent an amount equal to the Swing Line Lender’s contingent liability in respect of (i) any outstanding Documentary Credit; and (ii) any Documentary Credit which is the subject matter of any order, judgment, injunction or other such determination (a “Judicial Order”) restricting payment under and in accordance with such Documentary Credit or extending the Swing Line Lender’s liability under such Documentary Credit beyond its stated expiration date.
(2)The Swing Line Lender shall, with respect to any Documentary Credit, upon the later of:
(a)the date on which any final and non-appealable order, judgment or other such determination has been rendered or issued either terminating the applicable Judicial Order or permanently enjoining the Swing Line Lender from paying under such Documentary Credit; and
(b)the earlier of (i) the date on which either (x) the original counterpart of the Documentary Credit is returned to the Swing Line Lender for cancellation, or (y) the Swing Line Lender is released by the Beneficiary from any further obligations, and (ii) the expiry (to the extent permitted by any Law) of the Documentary Credit, pay to the applicable Borrower an amount equal to the amount by which the amount paid to the

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Administrative Agent pursuant to Section 5.08(1) exceeds the amounts paid by the Swing Line Lender under the Documentary Credit.
Section 5.09    Fees
(1)The Borrowers shall pay to the Swing Line Lender its (i) set-up fees, cable charges and other customary miscellaneous charges (as agreed to by the applicable Borrower and the Swing Line Lender in advance) in respect of the issue of Documentary Credits by it and upon the amendment or transfer of each Documentary Credit and each drawing made thereunder; and (ii) documentary and administrative charges for amending, transferring or drawing under, as the case may be, Documentary Credits of a similar amount, term and risk (as agreed to by the applicable Borrower and the Swing Line Lender in advance).
(2)Commencing on the date hereof to the Maturity Date, the Borrowers shall pay to the Administrative Agent for the account of the Swing Line Lender, a Documentary Credit Participation Fee on the daily average of the undrawn Face Amount of each Documentary Credit outstanding under the Swing Line as set forth in Schedule 6. All Documentary Credit Fees will be payable quarterly in arrears on the fifth Business Day of each of April, July, October and January, and upon any termination of any Commitment under the Credit Facility, in each case for the actual number of days elapsed over a year of 365 or 366 days, as applicable. Fees shall be payable in the currency in which such Documentary Credit is issued.
ARTICLE 6
CONDITIONS OF LENDING
Section 6.01    Conditions Precedent to the Initial Accommodation on the First ARCA Closing Date
The obligation of each Lender to make its initial Accommodation under Tranche 1 (as defined in the First ARCA) of the Credit Facility on or after the First ARCA Closing Date was subject to, in addition to the conditions precedent in Section 6.04, the condition that the Administrative Agent and each Lender shall be satisfied with, or the Borrowers shall have delivered to the Administrative Agent, as the case may be, on or before the day of such initial Accommodation, the following in form, substance and dated as of a date satisfactory to the Administrative Agent and its counsel and in such number of copies as may be reasonably requested by the Administrative Agent:
(1)a certified copy of (i) partnership agreements, other charter documents and by-laws (or equivalent governing documents) of each Loan Party and Limited Recourse Guarantor (together with all amendments thereto); (ii) the resolutions of the board of directors (or any duly authorized committee or other governing body thereof) or of the shareholders, as the case may be, of the general partners of the Borrowers and of each other Loan Party and Limited Recourse Guarantor approving the borrowing and other matters provided for in this Agreement and approving the entering into of all other Credit Documents to which they are a

~~53661530.1~~53661530.7

party and the completion of all transactions contemplated thereunder (including, where required, the pledge of Equity Securities thereunder); (iii) all other instruments evidencing necessary corporate, company or partnership action of each Loan Party and Limited Recourse Guarantor and of any required Authorization with respect to such matters; and (iv) the names and true signatures of its officers authorized to sign this Agreement and the other Credit Documents manually or by mechanical means;
(2)a certificate of status, compliance, good standing or like certificate with respect to each Loan Party and Limited Recourse Guarantor issued by the appropriate ~~Government~~Governmental Authority in the jurisdiction of its formation;
(3)execution and delivery of this Agreement by each of the parties hereto, including for greater certainty each of (i) the Borrowers, (ii) the Guarantors and (iii) the Lenders, and execution and delivery of all other Credit Documents required to be delivered on the First ARCA Closing Date pursuant to Section 2.13;
(4)the Lenders shall be reasonably satisfied (i) that there have been no amendments to the terms and conditions of the Second Lien Documents (as defined in the First ARCA) not disclosed to them, and (ii) that no Default or Event of Default (as therein defined) has occurred under the Second Lien Documents or will occur as a result of the entering into of this Agreement and the other Credit Documents or the making of such Advance, in each case as confirmed by an officer’s certificate of a Responsible Officer of the Borrowers;
(5)if the date of the initial Accommodation under Tranche 1 is a date prior to the Second Lien Repayment Date (as defined in the First ARCA), execution and delivery by the Borrowers and by CPPIB Credit Investments Inc., as agent on behalf of the holders of the Second Lien Senior Notes (as defined in the First ARCA), of a consent in respect of the Second Lien Intercreditor Agreement (as defined the First ARCA) in form and substance satisfactory to the Administrative Agent;
(6)evidence of registration, or amendments to existing registration, in the necessary jurisdictions of the Encumbrances or notice thereof in favour of the Administrative Agent on behalf of the Lenders, the Hedge Lenders and the Service Lenders, as required under Law, created by the Security Documents in order to preserve or protect such Encumbrances or other arrangements for effecting such registrations acceptable to the Administrative Agent, together with all searches necessary in connection herewith (which searches shall disclose no Encumbrances on the assets of the Loan Parties or Limited Recourse Guarantors other than Permitted Encumbrances and Encumbrances being discharged as of the First ARCA Closing Date (or within a mutually agreed upon time after the First ARCA Closing Date));

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(7)upon presentation of an invoice, all Fees and expenses (including the reasonable legal fees and disbursements of Torys LLP and Lawson Lundell LLP, subject to any written agreement between the Lead Arranger and the Borrowers limiting such expenses) then due and payable under the Credit Documents shall have been paid in full (or shall be paid from the proceeds of the initial Accommodation under the Credit Facility) in the applicable currency;
(8)favourable opinions of counsel to the Loan Parties and the Limited Recourse Guarantors in the jurisdiction of formation of such Loan Party or Limited Recourse Guarantors and in each jurisdiction specified by the Administrative Agent as is relevant to confirm, inter alia, corporate existence, good standing, due authorization, execution and enforceability of all Credit Documents, and the validity, creation and perfection of the Encumbrances created by the applicable Credit Documents (including, in respect of title matters and issued share capital matters opined upon in connection with the Existing Credit Facilities, an acknowledgment as to the ability of the Administrative Agent and the Lenders to rely thereon satisfactory in form and substance to the Administrative Agent);
(9)satisfactory evidence that the Administrative Agent (on behalf of the Lenders) shall have a valid and perfected first priority (subject to Permitted Encumbrances) Encumbrances in the Collateral, in each case to the extent required by the terms of the Security Documents (including, where acceptable to the Administrative Agent, pursuant to an assignment of any Security Documents securing the Existing Credit Facilities); provided however, that Assets shall not be required to constitute Collateral if the Administrative Agent shall determine in its reasonable discretion that the costs of obtaining or granting of such Encumbrance or the perfection of such Encumbrance at Law are excessive in relation to the value of the security to be afforded thereby;
(10)(i) audited combined consolidated financial statements of the Borrowers and their Subsidiaries and (to the extent available) unaudited unit financial statements of each Non-Consolidated Subsidiary for the three Financial Years ended on or prior to September 30, 2012, prepared in accordance with GAAP, (ii) unaudited combined consolidated financial statements of the Borrowers and their Subsidiaries and (to the extent available) unaudited unit financial statements of each Non-Consolidated Subsidiary for the nine month period ending June 30, 2013, and (iii) financial forecasts prepared by management of the Borrowers in form reasonably satisfactory to the Administrative Agent;
(11)all documentation and other information required by them under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act (referred to in the definition of Anti-Terrorism Laws);
(12)the Lenders shall be satisfied as to the Borrower’s compliance with the financial covenants set out in Section 8.03, determined as of the most recently completed

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Measurement Period on a pro forma basis after giving effect to the Refinancing (as defined in the First ARCA);
(13)all required governmental and third party approvals and consents in connection with the Credit Facility, the Security and the Refinancing shall have been obtained (without the imposition of any conditions, other than those in favour of the Loan Parties, that are not reasonably acceptable to the Lenders) and shall remain in effect (which, for greater certainty, shall include the consent of the minister of the Province of British Columbia responsible for the Land Act with respect to the grant of Security by the Borrowers to the Administrative Agent on behalf of the Lenders, the Hedge Lenders and Service Lenders, on terms and conditions substantially the same as disclosed to the Lead Arranger prior to the First ARCA Closing Date) and all applicable waiting periods shall have expired without any adverse action being taken by any competent authority;
(14)the Lenders shall be reasonably satisfied that the amount, types and terms and conditions of all insurance maintained by the Parent GP, the Borrowers and the Guarantors satisfy the requirements of Section 8.01(7), and the Lenders shall have received endorsements naming the Administrative Agent for the Lenders, on behalf of the Lenders, as an additional insured or loss payee, as applicable, under all such insurance policies in accordance with that Section;
(15)satisfactory evidence that all amounts owing under the Existing Credit Facilities (other than the Existing Documentary Credits (as defined in the First ARCA)) shall be repaid contemporaneously with the initial Accommodation under Tranche 1 under the Credit Facility, and that all Encumbrances granted in connection therewith shall be released in connection therewith to the extent not assigned to the Administrative Agent, and that after giving effect to the initial Accommodation under Tranche 1, neither the Parent GP, the Borrowers nor any Guarantor shall have any outstanding Debt or preferred stock other than Permitted Debt;
(16)a copy of the existing phase 1 environmental site assessment update of Blackcomb Whistler Mountain dated June 2010 prepared by Environ International Corporation, together with a reliance letter addressed to the Administrative Agent on behalf of the Lenders;
(17)certified true copies of the Development Agreements and all other Material Agreements;

(18)the Parent GP shall be a general partner of each of the Borrowers and shall own limited partnership units representing not less than 74.8% of the partnership interests in each of the Borrowers, in each case free and clear of any Encumbrance except Permitted Encumbrances. All capital stock of the Guarantors (other than Parent GP) shall be owned by a Borrower or one or more of the Guarantors, in each case free and clear of any Encumbrance except Permitted Encumbrances;

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(19)there shall exist no action, suit, investigation or other proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that could reasonably be expected to restrain or materially adversely affect the Refinancing; and
(20)since the audited financial statements of the Borrower dated September 30, 2012 no Material Adverse Effect shall have occurred.
Section 6.02    Conditions Precedent to Tranche 2 Accommodation prior to November 20, 2013
The obligation of each Lender to make its initial Accommodation under Tranche 2 (as defined in the First ARCA) of the Credit Facility was subject to, in addition to the conditions precedent in Section 6.01 and Section 6.04, the condition that the Administrative Agent and each Lender was satisfied with, or the Borrowers had delivered to the Administrative Agent, as the case may be, on or before the day of such initial Accommodation, the following:
(1)such initial Accommodation shall be made after November 8, 2013 and prior to November 30, 2013; and
(2)the Lenders shall be satisfied (pursuant to a payout and release letter from the agent under the Senior Lien Senior Note Purchase Agreement (as defined in the First ARCA)) that (i) the Second Lien Senior Notes can be repaid in full subject only to the prepayment premium specified in Section 3.04 of the Second Lien Senior Note Purchase Agreement (as defined in the First ARCA), and (ii) proceeds of the initial Accommodation under Tranche 2 will be applied to repay in full all obligations under or in respect of, the Second Lien Senior Notes and that all security therefor shall be contemporaneously released.
Section 6.03    Conditions Precedent to the Effectiveness of this Agreement
This Agreement shall become effective and the obligation of each Lender to make available Advances hereunder is subject to, in addition to the conditions precedent in Section 6.04, the condition that the Administrative Agent and each Lender shall be satisfied with, or the Borrowers shall have delivered to the Administrative Agent, as the case may be, the following in form, substance and dated as of a date satisfactory to the Administrative Agent and its counsel and in such number of copies as may be reasonably requested by the Administrative Agent:
(1)a certified copy of (i) partnership agreements, other charter documents and by-laws (or equivalent governing documents) of each Loan Party and Limited Recourse Guarantor (together with all amendments thereto); (ii) the resolutions of the board of directors (or any duly authorized committee or other governing body thereof) or of the shareholders, as the case may be, of the general partners of the Borrowers and of each other Loan Party and Limited Recourse Guarantor approving the borrowing and other matters provided for in this Agreement, the Guarantee and Security Confirmation, and approving the entering into of all other Credit Documents to which they are a party and the completion of all transactions

~~53661530.1~~53661530.7

contemplated thereunder (including, where required, the pledge of Equity Securities thereunder); (iii) all other instruments evidencing necessary corporate, company or partnership action of each Loan Party and Limited Recourse Guarantor and of any required Authorization with respect to such matters; and (iv) the names and true signatures of its officers authorized to sign this Agreement, the Guarantee and Security Confirmation and the other Credit Documents manually or by mechanical means;
(2)a certificate of status, compliance, good standing or like certificate with respect to each Loan Party and Limited Recourse Guarantor issued by the appropriate ~~Government~~Governmental Authority in the jurisdiction of its formation;
(3)execution and delivery of this Agreement by each of the parties hereto, including for greater certainty each of (i) the Borrowers, (ii) the Guarantors and (iii) the Lenders;
(4)execution and delivery of an acknowledgement and confirmation of guarantee and security by each of the Loan Parties and the Limited Recourse Guarantors (the “Guarantee and Security Confirmation”);
(5)evidence of amendments to existing registration, in the necessary jurisdictions of the Encumbrances or notice thereof in favour of the Administrative Agent on behalf of the Lenders, the Hedge Lenders and the Service Lenders, as required under Law, created by the Security Documents in order to preserve or protect such Encumbrances or other arrangements for effecting such registrations acceptable to the Administrative Agent, together with all searches necessary in connection herewith;
(6)all Fees and expenses (including the reasonable legal fees and disbursements of Torys LLP~~,~~) then due and payable under the Credit Documents shall have been paid in full in the applicable currency, or in the case of the legal fees, the Administrative Agent, in its sole discretion, shall be satisfied with arrangements for the payment of such Fees and expenses;
(7)favourable opinions of counsel to the Loan Parties and the Limited Recourse Guarantors in the jurisdiction of formation of such Loan Party or Limited Recourse Guarantors and in each jurisdiction specified by the Administrative Agent as is relevant to confirm, inter alia, corporate existence, good standing, due authorization, execution and enforceability of the Credit Documents entered into on the Effective Date, and the validity, creation and perfection (or continuance thereof) of the Encumbrances created by the applicable Credit Documents;
(8)the representations and warranties set out in Article 7 shall be true and correct on the Effective Date;
(9)no Default or Event of Default shall have occurred and be continuing; and

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(10)all documentation and other information required by them under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act (referred to in the definition of Anti-Terrorism Laws).
Section 6.04    Conditions Precedent to All Accommodations
(1)The obligation of each Lender to make Accommodations or otherwise give effect to any Accommodation Notice hereunder shall in each case be subject to the conditions precedent that on the date of such Accommodation Notice and Accommodation, and immediately after giving effect thereto, (x) the representations and warranties contained in Article 7 are true and correct in all material respects on and as of such date, all as though made on and as of such date except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to Section 18.01 and any representation and warranty which is stated to be made only as of a certain date (and then as of such date); and (y) no event or condition has occurred and is continuing, or would result from such Accommodation or giving effect to such Accommodation Notice, which constitutes a Default or an Event of Default.
(2)Each of the giving of any Accommodation Notice by a Borrower and the acceptance by a Borrower of any Accommodation shall be deemed to constitute a representation and warranty by the Borrowers that, on the date of such Accommodation Notice or Accommodation, as the case may be, and after giving effect thereto, the statements set forth in Section 6.04(1) are true and correct.
(3)For the avoidance of doubt, this Section 6.04 shall not apply to conversions or elections in respect of Accommodations under Section 3.03 ~~or Section 4.05~~.
Section 6.05    No Waiver
The making of an Accommodation or otherwise giving effect to any Accommodation Notice hereunder, without the fulfilment of one or more conditions set forth in Section 6.02, Section 6.03 or Section 6.04, as applicable, shall not constitute a waiver of any such condition, and the Administrative Agent and the Lenders reserve the right to require fulfilment of such condition in connection with any subsequent Accommodation Notice or Accommodation.
ARTICLE 7
REPRESENTATIONS AND WARRANTIES
Section 7.01    Representations and Warranties
Parent GP and the Loan Parties represent and warrant to each Lender and to the Administrative Agent, on the Effective Date and on each other date required by Section 6.04, acknowledging and confirming that each Lender is relying thereon without independent inquiry in entering into this Agreement and providing Accommodations hereunder, that:

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(1)Incorporation and Qualification. Parent GP and each Loan Party is duly incorporated or formed, continued or amalgamated as the case may be, and validly existing under the laws of the jurisdiction of its organization (which, as of the Effective Date, is set forth in Schedule A), and each is duly qualified, licensed or registered to carry on business under (i) the Laws of the Province of British Columbia and of Canada applicable therein and (ii) all other Laws applicable to it in all jurisdictions in which the nature of its Assets or its business makes such qualification necessary and where failure to be so qualified, licensed, registered in such other jurisdictions could have a Material Adverse Effect.
(2)Corporate and Partnership Power. Parent GP and each Loan Party has all requisite corporate, partnership or other power and authority to (i) own and operate its properties and Assets and to carry on the Business carried on by it and any other business as now being conducted by it; and (ii) has all requisite corporate or other power and authority to enter into and perform its obligations under this Agreement and the other Credit Documents to which it is a party.
(3)Conflict with Other Instruments. The execution and delivery of the Credit Documents by each of Parent GP and the Loan Parties which is a party thereto and the performance by each of them of its respective obligations thereunder and compliance with the terms, conditions and provisions thereof will not (i) conflict with or result in a breach of any of the material terms, conditions or provisions of
(t) its partnership agreement or other constating documents, as applicable, or by-laws, (u) any Law, (v) any Material Agreement or Material Permit, or (w) any judgment, injunction, determination or award which is binding on it; or (ii) result in, require or permit (x) the imposition of any Encumbrance in, on or with respect to the Assets now owned or hereafter acquired by it (other than pursuant to the Security Documents or which is a Permitted Encumbrance), (y) the acceleration of the maturity of any material Debt binding on or affecting it, or (z) any third party to terminate or acquire any rights materially adverse to Parent GP or the applicable Loan Party under any Material Agreement.
(4)Authorization, Governmental Approvals, etc. The execution and delivery of each of the Credit Documents by each of Parent GP and the Loan Parties which is a party thereto and the performance by each of them of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate, partnership or analogous action and no Authorization, under any Law, with any Governmental Authority, is or was necessary therefor or to perfect the same, except as are in full force and effect, unamended.
(5)Execution and Binding Obligation. This Agreement and the other Credit Documents have been duly executed and delivered by each of Parent GP and the Loan Parties which is a party thereto and constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally;

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and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

(6)Financial Condition; No Material Adverse Effect. The Borrowers have furnished on or prior to the date required by Section 8.01(1)(a) the combined consolidated financial statements of the Borrowers and their Subsidiaries, ~~the consolidated financial statements of Parent GP,~~ and the unit financial statements for each of the required Non-Consolidated Subsidiaries, as of and for the dates and periods specified therein, in each case consisting of balance sheets, income statements and cash flow statements and certified by a Responsible Officer. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrowers and their Subsidiaries, on a combined ~~consolidated basis, of Parent GP on a~~ consolidated basis, or of such Non-Consolidated Subsidiaries, as applicable, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the quarterly statements. As of the Effective Date, there has been no event, development or circumstance of which any Loan Party is aware that has had or could reasonably be expected to have a Material Adverse Effect. All information (including that disclosed in all financial statements) pertaining to Parent GP and the Loan Parties other than projections (the “Information”) that has been or will be made available to the Lenders or the Administrative Agent by the Borrowers is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made. The projections that have been or will be made available to the Lenders or the Administrative Agent by the Borrowers have been or will be prepared in good faith based upon reasonable assumptions.
(7)Litigation. As of the Effective Date, except as disclosed in Schedule B or Schedule J, there are no actions, suits or proceedings (including any Tax-related matter) by or before any arbitrator or Governmental Authority or by any other Person pending against or, to the knowledge of Parent GP or any Loan Party, threatened against or affecting Parent GP or any Loan Party or any of their Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (ii) that involve this Agreement or any other Credit Document and that is not being contested by Parent GP or the Loan Parties in good faith by appropriate proceedings. Except with respect to the Disclosed Matter(s) and except any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Parent GP and the Loan Parties or their respective Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any Environmental Permit, (ii) to the knowledge of Parent GP or such Loan Party has become subject to any

~~53661530.1~~53661530.7

Environmental Liability or (iii) has received written notice of any claim with respect to any Environmental Liability.
(8)Location of Business. As of the Effective Date, the only jurisdictions (or registration districts within such jurisdictions) in which Parent GP or any Loan Party has any place of business is as set forth in Schedule C.
(9)Material Permits. As of the Effective Date, none of Parent GP and the Loan Parties possesses or is required to possess any Material Permits except as set out in Schedule D and, except as set forth in Schedule D, each of Parent GP and the Loan Parties possesses all Material Permits as may be necessary to properly conduct its respective business. Except as set forth in Schedule D, all Material Permits are (i) in full force and effect, (ii) not subject to any dispute, and (iii) not in default.
(10)Material Agreements. As of the Effective Date, none of Parent GP and the Loan Parties is a party or otherwise subject to or bound or affected by any Material Agreement, except as set out in Schedule E. Except as set forth in Schedule E or as otherwise notified to the Administrative Agent in accordance with Section 8.01(1)(c), (i) all Material Agreements are in full force and effect, unamended, (ii) none of Parent GP and the Loan Parties, or to Parent GP’s or any Loan Party’s knowledge, any other party to any such agreement is in default of any material term or condition thereof of any Material Agreement and (iii) neither Parent GP nor any Loan Party has received any notice from the Province of any intention to terminate any Development Agreement.
(11)Title to Property. Parent GP and each Loan Party owns its Assets and, with respect to all Material Owned Real Properties, with good and marketable title thereto, free and clear of all Encumbrances, except for Permitted Encumbrances. The Assets owned or leased by each of the Loan Parties are sufficient in order for the Business to be carried on as currently conducted. No Loan Party is aware of any claim, event, occurrence or right granted to any other Person, of any kind whatsoever, that has resulted in or would reasonably be expected to result in loss of all or any part of the interest of such Loan Party in any part of their respective property, other than a loss that would not have or would not reasonably be expected to have a Material Adverse Effect.
(12)Real Property.
(a)None of Parent GP or the Loan Parties leases any real property or has or possesses any tenures, licenses, rights-of-way or other similar agreements for or with respect to the occupancy or use of any real property which, in each case, is material to the Business, other than the Material Leases, the Development Agreements and the Material Crown Tenures.
(b)None of Parent GP or the Loan Parties owns, directly or indirectly, any immovable or real property other than the Owned Real Property and Buildings and Fixtures placed on the Crown Tenures in accordance with

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the terms of the Development Agreements (in this Section 7.01(12), the “Owned Tenant Improvements”).
(c)As of the Effective Date, there is no Owned Real Property except for the Material Owned Real Property.
(d)The Development Agreements, and the Material Crown Tenures, grant the Borrowers sufficient rights in and to all Crown lands which are necessary to carry on the Business as presently conducted.
(e)To the knowledge of the Borrower, all of the Crown Tenures are described in Schedule F hereto.
(f)No Person, other than a Loan Party, has any right to purchase, option to purchase, right of first refusal or other purchase rights with respect to any of the Material Owned Real Properties, Owned Tenant Improvements, Material Leases and Material Crown Tenures that is material to the Business, except as provided for in the Development Agreements or as disclosed in Schedule K.
(g)Each lease, tenure, license or right-of-way or similar agreement for or with respect to real property that is material to the Business to which Parent GP or any of the Loan Parties is a party, including the Material Crown Tenures and the Material Leases, is in good standing in all material respects and all material amounts due and payable thereunder have been paid by Parent GP or the applicable Loan Party except for any such amount, which has been disclosed to the Administrative Agent in writing, the payment obligation in respect of which is in bona fide dispute. There are no Leases which are material to the Business except for the Material Leases and the Material Crown Tenures.
(h)Except as set out in Schedule G, (i) no Loan Party leases, licences or is party to any agreement in respect of occupancy of any material part of any Material Owned Real Properties, Owned Tenant Improvements, Material Leased Real Properties or Material Crown Real Properties, by any other Person except for a Loan Party, in each case, other than Permitted Encumbrances described in paragraph (o) of the definition thereof and (ii) no Person, other than the applicable Loan Party, is using or has any right to use, or is in possession or occupancy of, any material part of any Material Owned Real Property, Owned Tenant Improvements, Material Leased Real Property or Material Crown Real Property, in each case, other than pursuant to a Permitted Encumbrance described in paragraph (o) of the definition thereof.
(i)All material Buildings and Fixtures are in good condition, repair and proper working order as reasonably required for the Business, having regard to their use and age, such material Buildings and Fixtures have been properly and regularly maintained in all material respects and, to the

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knowledge of the Loan Parties, all such material Buildings and Fixtures are free of structural or inherent defects which could reasonably be expected to materially interfere with or materially impair the use and occupancy of the related Material Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties, in each case, as used in the Business.
(j)Neither the Parent GP nor any Loan Party has received any notification of or has knowledge of any outstanding or incomplete work orders, deficiency notices or other current non-compliance with ~~Applicable~~ Laws relating to any Material Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties, which, in each case, could reasonably be expected to materially interfere with or materially impair the use and occupancy of such Material Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties, as used in the Business.
(k)The current material uses of the Owned Real Properties, Material Leased Real Properties and Material Crown Real Properties are permitted under applicable Laws. No Loan Party has any knowledge of any proposed or pending changes to any zoning, official plan or other similar applicable Laws affecting any Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties which, in each case, would materially interfere with or materially impair the use and occupancy of such Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties, as used in the Business.
(l)No Loan Party has any knowledge of any Buildings and Fixtures that materially encroach on real property not forming part of any of the Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties, and no buildings, structures or other improvements on adjoining lands materially encroach upon any of the Owned Real Properties, Material Leased Real Properties or Material Crown Real Properties.
(m)No Loan Party has any knowledge of any expropriation or condemnation or similar proceeding existing, pending or threatened in writing against any Material Owned Real Property or any part thereof which, in each case, would materially interfere with or materially impair the use and occupancy of any applicable Material Owned Real Properties, as used in the Business.
(n)No Loan Party has received any notice of any defaults, and to the knowledge of the Loan Parties, there are no material outstanding defaults (or events which would constitute a material default with the passage of time or giving of notice or both), under any Permitted Encumbrance affecting any Owned Real Property which, in each case, would materially

~~53661530.1~~53661530.7

interfere with or materially impair the use and occupancy of such Owned Real Property, as used and occupied in connection with the Business.
(o)All of the Material Owned Real Properties, Material Leased Real Properties and Material Crown Real Properties have ingress thereto and egress therefrom in compliance in all respects with applicable Law, and such ingress and egress is sufficient and adequate for the operation of the Business. No Loan Party has received notice or is aware of any change or threatened change which would affect the ingress to and egress from any of the Material Owned Real Properties, Material Leased Real Properties and Material Crown Real Properties which, in each case, would materially interfere with or materially impair the use and occupancy of such Material Owned Real Property, Material Leased Real Property and Material Crown Real Property, as applicable, as used and occupied in connection with the Business.
(p)The Loan Parties have all necessary rights, in respect of all the buildings and other improvements located on or at any of the Material Owned Real Properties, Material Leased Real Properties, Material Crown Real Properties and in respect of the Day Skier Lots, for adequate parking for the operation of the Business, and all parking operations located at such real property are conducted in compliance in all material respects with applicable Law.
(13)Insurance. All of the Assets of the Loan Parties and all of the Assets of Parent GP other than Assets that are not required to be pledged or otherwise encumbered in favour of the Administrative Agent and the Lenders under the Credit Document are insured against loss of damage to the extent, and in the manner, described in Section 8.01(7).
(14)Compliance with Laws. Parent GP and each Loan Party is in compliance in all material respects with all applicable Laws.
(15)No Default. No Default or Event of Default has occurred and is continuing or could result from any Accommodation under this Agreement or from the application of the proceeds therefrom. None of the Loan Parties is in default of any material term or condition of any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Debt of any Loan Party, which is outstanding in an aggregate principal amount exceeding $25,000,000 or under any material term or condition of any other Material Agreement (other than the Development Agreements) and no Loan Party has received any notice from the Province of any intention to terminate any Development Agreement.
(16)Structure, etc. Parent GP is a general partner and each of WB GP and Nippon GP is an additional general partner of each of the Borrowers; provided that each of WB GP and Nippon GP is an inactive additional general partner and does not perform any general partner duties with respect to either of the Borrowers. As of

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the Effective Date, (i) Parent GP and the Limited Recourse Guarantors are the direct beneficial owners of all of the issued and outstanding Equity Securities of the Borrowers in the proportions set out in Schedule H; and (ii) no Person (other than a Loan Party) has any right or option to purchase or otherwise acquire any of the issued and outstanding Equity Securities of any Loan Party. As of the Effective Date, (i) the Borrowers and the Non-Consolidated Subsidiaries have no Subsidiaries other than as identified on Schedule H, and (ii) the direct beneficial owners of all of the Equity Securities of all such Subsidiaries are as set out in Schedule H.
(17)Labour Matters. None of the Loan Parties is a party, either directly, voluntarily or by operation of law, to any collective agreement, letter of understanding, letter of intent or other written communication with any bargaining agent, trade union or association which may qualify as a trade union, which would apply to any employees of any Loan Party, except to the extent the same has not had and would not reasonably be expected to have a Material Adverse Effect. There are no outstanding or, to the knowledge of any Loan Party, threatened unfair labour practices, complaints or applications of any kind, including any proceedings which could result in certification of a trade union as bargaining agent for employees of any Loan Party, and there have not been any such proceedings within the last five years, in each case, except to the extent the same has not had and would not reasonably be expected to have a Material Adverse Effect. There are no threatened or apparent union organizing activities involving any of the Loan Parties, except to the extent the same would not reasonably be expected to have a Material Adverse Effect. None of Parent GP or any of the Loan Parties has any labour problems that might affect the value of any of the Loan Parties or lead to an interruption of any of their operations at any location, except to the extent the same would not reasonably be expected to have a Material Adverse Effect.
(18)Canadian Benefit Plans. Neither Parent GP nor any Loan Party maintains or contributes to any Canadian Pension Plan. All Canadian Benefit Plans are, and have been, established, registered, administered and funded, where applicable, in all material respects in accordance with the terms of such Canadian Benefit Plans, including the terms of the material documents that support such Canadian Benefit Plans and all applicable Law. To the knowledge of any Loan Party, no event has occurred respecting any Canadian Benefit Plan which would result in the revocation of the registration, if applicable, of such Canadian Benefit Plan. As of the Effective Date, there are no outstanding disputes concerning the assets of any of the Canadian Benefit Plans which could reasonably be expected to have a Material Adverse Effect. No promises of benefit improvements under any of the Canadian Benefit Plans have been made except where such improvement could not reasonably be expected to have a Material Adverse Effect. All employer and employee payments, contributions or premiums required to be made or paid by Parent GP or each Loan Party to the Canadian Benefit Plans have been made on a timely basis in accordance with the terms of such plans and all Laws.

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(19)Trademarks, Patents, etc.
(a)Other than Intellectual Property permitted to be used by Parent GP or the Loan Parties from third parties (the “~~Licenced~~Licensed Intellectual Property”), and except as set forth in Schedule I, Parent GP and each Loan Party is the beneficial owner of, with good and marketable title, free of all Encumbrances other than Permitted Encumbrances, all Intellectual Property that is used in and material to the Business (the “Owned Intellectual Property”), without any material conflict with the rights of any other Person.
(b)Parent GP and each Loan Party is the registered owner of the Owned Intellectual Property that is Registered Intellectual Property, and such Registered Intellectual Property is (i) currently in compliance in all material respects with any and all formal legal requirements necessary to record and perfect Parent GP’s and the Loan Parties’ interest therein and the chain of title thereof, and (ii) to the knowledge of Parent GP and the Loan Parties, valid and enforceable.
(c)Parent GP and each Loan Party owns or otherwise has a right to use all Intellectual Property used in and material to the operation of the Business, and there are no other items of Intellectual Property that are material to or necessary for the operation of the Business.
(d)All Owned Intellectual Property that is Registered Intellectual Property as of the Effective Date is identified in Schedule I.
(e)To the knowledge of Parent GP and the Loan Parties, no material claim has been asserted and remains pending by any Person with respect to the use by Parent GP or any Loan Party of any Owned Intellectual Property or challenging the validity or enforceability of any Owned Intellectual Property.
(f)To the knowledge of Parent GP and the Loan Parties, as of the Effective Date there has been no material violation by Parent GP or a Loan Party of the terms and conditions governing such Parent GP’s or such Loan Party’s use of the Licensed Intellectual Property.
(g)To the knowledge of Parent GP and the Loan Parties no Person is engaging in any activity that infringes, misappropriates or otherwise violates any Owned Intellectual Property in any material respect.
(h)Except as disclosed in Schedule I, to the knowledge of Parent GP and the Loan Parties, the conduct of each Loan Party’s business does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any other Person in any material respect.

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(20)Books and Records. All books and records of Parent GP and each Loan Party and each of its Subsidiaries have been fully, properly and accurately kept and completed in accordance with GAAP (to the extent applicable) in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein that could, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(21)Tax Liability. Parent GP and each Loan Party has timely filed or caused to be filed all returns in respect of Taxes and has paid or caused to be paid all Taxes required to have been paid by it (including all installments with respect to the current period) and has made adequate provision for Taxes for the current period (other than Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party has, if required, set aside on its books adequate reserves in accordance with GAAP, or as to which waivers or extensions have been granted by the applicable Governmental Authority) and no tax liens have been filed and, to the knowledge of Parent GP and each Loan Party, no claims are being asserted in writing with respect to any such Taxes, except to the extent that (a) any failure to so file or to make such payment could not reasonably be expected to have a Material Adverse Effect or (b) in the case of any such tax liens or claims, such liens or the assertion of such claims do not materially impair the value, validity or the priority of the security interests of the Lenders in the Collateral.
(22)Environmental Matters. Except as disclosed to the Lenders in Schedule J, (i) all property and facilities thereon owned, leased, used or operated by Parent GP or any Loan Party have been, and continue to be, owned, leased, used or operated in compliance in all material respects with all Environmental Laws; (ii) there are no pending or threatened claims, complaints, notices or requests for information with respect to any alleged material violation of any Environmental Law by Parent GP or a Loan Party or potential liability hereunder; (iii) there has been no Release of Hazardous Substances at, on, under or from any property now or previously owned, leased, used or operated by Parent GP or any Loan Party that could reasonably be expected to have a Material Adverse Effect; (iv) the Borrowers have been issued and are in compliance in all material respects with all Environmental Permits; (v) no conditions, facts or circumstances exist at, on or under any property now or previously owned, leased, used or operated by Parent GP or any Loan Party which, with the passage of time, or the giving of notice or both, which could reasonably be expected to give rise to a material Environmental Liability; (vi) neither Parent GP nor any Loan Party is being investigated or prosecuted for alleged non-compliance, or has in the last five years been convicted of material non-compliance with Environmental Laws or Environmental Permits or otherwise settled an investigation or prosecution with respect to the same short of conviction; and (vii) the Borrowers have in effect a management structure and policies and procedures designed to avoid Environmental Liability, maintain compliance with Environmental Laws and their Environmental Permits, and respond in a timely and effective manner in the event of non-compliance therewith or a Release of Hazardous Substances.

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(23)Anti-Terrorism Laws. None of Parent GP, the Loan Parties or any Affiliate of any Loan Party is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibition set forth in any Anti-Terrorism Law.
(24)Executive Offices & Collateral Locations. As of the Effective Date, the current location of (i) each chief executive office and principal place of business of Parent GP and each Loan Party, and (ii) the warehouses and premises at which any Assets or Collateral of Parent GP and the Loan Parties is located, are as set forth on Schedule A.
(25)Debt. None of Parent GP, the Loan Parties or the Real Estate Development SPVs have any Debt outstanding other than Permitted Debt.
(26)Securities and Instruments.
(a)Schedule L sets forth a complete list of Intercompany Securities and Intercompany Instruments, as at the Effective Date.
(b)All Intercompany Securities and Intercompany Instruments owned by the Loan Parties have been, where applicable, duly and validly issued and acquired and, in the case of the Intercompany Securities and to the knowledge of the applicable Loan Parties, (i) are fully paid and non-assessable in the case of Intercompany Securities issued by a Loan Party and (ii) all contributions required to be contributed by the limited partners of the Borrowers to the Borrowers entitling them to their respective limited partnership interests in the Borrowers have been contributed. Schedule H sets out, for each class of such Securities listed in the schedule, the percentage amount that such Securities represent of all issued and outstanding Securities of that class, as at the Effective Date.
(c)Except for the applicable issuer’s constating documents (or as contained therein) or as disclosed in Schedule L, (i) no transfer restrictions apply to any Intercompany Securities or Intercompany Instruments listed in Schedule L, and (ii) no shareholder agreements, trust agreements or similar agreements are applicable to any issuer of such Securities and Instruments.
(27)Perfection of Security Interests. All filings and other actions necessary to perfect and protect the Encumbrances in the Collateral created under the Security Documents have been duly made or taken and are in full force and effect, and the Security Documents create in favour of the Administrative Agent for the benefit of the Lenders, the Hedge Lenders and the Service Lenders a valid and, together with such filings and other actions, perfected first priority Encumbrance in the Collateral (subject only to Permitted Encumbrances), securing the payment of the obligations secured thereby, and all filings and other actions necessary or desirable to perfect and protect such Encumbrance have been duly taken (other

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than amendments required to any such registrations in respect of Intellectual Property to reflect the change of administrative agent hereunder).
(28)Status of Facilities as Senior Indebtedness. The obligations under the Credit Facility constitute senior unsubordinated obligations of Parent GP, the Borrowers and the other Loan Parties.
(29)Use of Proceeds. The Borrowers will use the proceeds of the Credit Facility, and the Swing Line ~~Loans~~, and will request the issuance of Documentary Credits, solely for the purposes set out in Section 2.03.
(30)Accuracy of Disclosure. As of the Effective Date, Parent GP and the Loan Parties have, to the best of their knowledge, disclosed or made available to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which they are subject, and all other matters known to them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other written information furnished by or on behalf of Parent GP or any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Credit Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 7.02    Survival of Representations and Warranties
The representations and warranties herein set forth or contained in any certificates or notices delivered to the Administrative Agent and the Lenders pursuant hereto shall not merge in or be prejudiced by and shall survive any Accommodation hereunder and shall continue in full force and effect (as of the date when made or deemed to be made) so long as any amounts are owing by the Borrowers to the Lenders hereunder.

ARTICLE 8
COVENANTS OF THE LOAN PARTIES
Section 8.01    Affirmative Covenants
So long as any amount owing hereunder remains unpaid or any Lender has any obligation under this Agreement (in each case other than Unmatured Surviving Obligations), and unless consent or waiver is given in accordance with Section 18.01 hereof, the Parent GP and each Loan Party shall:

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(1)Reporting Requirements. During the term of this Agreement, prepare (where applicable, in accordance with GAAP) and deliver to the Administrative Agent on behalf of the Lenders:
(a)Financial Reporting
(i)as soon as practicable and in any event within 45 days of the end of each Financial Quarter of the Borrowers (excluding the fourth Financial Quarter), (A) the interim unaudited combined consolidated financial statements of the Borrowers and their Subsidiaries, and (B) the interim unaudited unit financial statements of each Non-Consolidated Subsidiary which accounts for a positive or negative contribution of at least $500,000 to Consolidated EBITDA for the relevant period, in each case, as at the end of such Financial Quarter prepared in accordance with GAAP including, without limitation, a balance sheet, income statement and statement of cash flows, in each case as at the end of and for such Financial Quarter and the then elapsed portion of the Financial Year which includes such Financial Quarter, in each case subject to year-end adjustments and the absence of footnotes;
(ii)as soon as practicable and in any event within 90 days of the end of each Financial Year of the Borrowers, (A) the annual audited combined consolidated financial statements of the Borrowers and their Subsidiaries, together with, in comparative form the figures for the previous Financial Year, (B) the annual ~~audited~~unaudited consolidated financial statements of Parent GP, and (C) the annual unaudited unit financial statements of each Non-Consolidated Subsidiary which accounts for a positive or negative contribution of at least $500,000 to Consolidated EBITDA for the relevant period, in each case, prepared in accordance with GAAP including, without limitation, a balance sheet, income statement and statement of cash flows as at the end of and for such Financial Year (which financial statements of the Borrowers and their Subsidiaries ~~and of Parent GP~~ shall be audited by a nationally recognized accounting firm);
(iii)(a) concurrently with the delivery of the financial statements contemplated in Section 8.01(1)(a)(i) and Section 8.01(1)(a)(ii) above, ~~(1)~~ a Compliance Certificate in respect of such Financial Quarter or Financial Year, as applicable, in the form attached hereto as Schedule 8, (including a reconciliation, in such detail as the Administrative Agent shall reasonably request, of the financial statements of the Borrowers and Parent GP for such Financial Quarter or Financial Year to the calculation of the financial covenants under Section 8.03 reported on pursuant to such Compliance Certificate) ~~and (2) if requested by the Administrative~~

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~~Agent, acting reasonably, a reconciliation of the publicly disclosed financial statements of Parent GP for such Financial Quarter to the financial statements of the Borrowers for such Financial Quarter~~; (provided that if such request is made less than 15 days prior to the date delivery of such reconciliation would otherwise be required hereunder, such reconciliation will be delivered not more than 15 days after such request) and (b) in the case of clause (ii) above, any accountants’ letters provided to the Borrowers in connection with the auditing of such financial statements, promptly after receipt of any such letter; and
(iv)as soon as available and in any event within 90 days of the end of each Financial Year of the Borrowers, an Annual Business Plan.
(b)Environmental Reporting. Promptly, and in any event within 15 days after becoming aware of its existence, notify the Administrative Agent, and any Governmental Authority where required by ~~Applicable~~ Law, of any fact, circumstance, condition or occurrence that results in a violation of Environmental Law, the Borrower’s Environmental Permits or any Release of Hazardous Substances, which in each case could reasonably be expected to result in material Environmental Liability.
(c)Additional Reporting Requirements. Deliver to the Administrative Agent (with sufficient copies for each of the Lenders) (i) as soon as possible, and in any event within five Business Days after Parent GP and any Loan Party becomes aware of the occurrence of each Default or Event of Default, a statement of a Responsible Officer of Parent GP and such Loan Party or any other officer acceptable to the Administrative Agent setting forth the details of such Default or Event of Default and the action which Parent GP and such Loan Party proposes to take or has taken with respect thereto; (ii) together with each Compliance Certificate delivered pursuant to Section 8.01(1)(a)(iii), written notice of any previously undisclosed (a) Subsidiaries of the Loan Parties, (b) Material Agreements and Material Permits of any Loan Party or any material amendment to, termination of (except at full maturity in accordance with its terms) or material default under any previously disclosed Material Agreement or Material Permit, (c) Material Owned Real Properties, Material Leases, Material Crown Tenures or any material amendment to, termination of (except at full maturity in accordance with its terms and without replacement) or material default under any previously disclosed Material Crown Tenure or Material Lease other than, with respect to termination and material defaults, the Development Agreements, which for greater certainty are subject to disclosure pursuant to Section 8.01(1)(c)(vi), (d) material Owned Intellectual Property, (e) new locations of any material amount of tangible personal property to the extent located in a jurisdiction as to which no effective PPSA financing statement has been filed in favour of the Administrative Agent over the Assets of Parent

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GP or the applicable Loan Party, and (f) the aggregate amount of Hedging Obligations of the Borrowers owing to Hedge Lenders as at the date of the applicable Compliance Certificate and (g) Investments (whether made in cash or in the form of the transfer of Real Estate Development Assets or other assets) in, acquisitions of Real Estate Development Assets by, and Debt incurred by, any Real Estate Development SPV (with reasonable particulars thereof); (iii) any notice received by Parent GP or any Loan Party of the suspension or cancellation, or the impending suspension or cancellation, of a Material Permit or Material Agreement; (iv) together with each Compliance Certificate delivered pursuant to Section 8.01(1)(a)(iii), an amended Schedule L which shall reflect any Intercompany Securities not listed on Schedule L; (v) as soon as possible (and in any event within five Business Days after Parent GP or any Loan Party becomes aware of the same), any agreements, instruments and corporate or other restrictions to which any of Parent GP and the Loan Parties is subject, and all other matters known to Parent GP and the Loan Parties, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect; (vi) as soon as possible, and in any event within five Business Days after Parent GP or any Loan Party becomes aware of the same, written notice of any termination of or default under any Development Agreement; (vii) as soon as possible, and in any event within five Business Days after Parent GP or any Loan Party becomes aware of the same, written notice of any actions, suits or proceedings (including any Tax-related matter) by or before any arbitrator or Governmental Authority or by any other Person pending against or threatened against or affecting any Loan Party or any of their Subsidiaries that could reasonably be expected to result in a Material Adverse Effect; and (viii) such other information respecting the condition or operations, of the business of any of the Loan Parties as the Administrative Agent, on behalf of the Lenders, may from time to time reasonably request.
(2)Existence; Conduct of Business. Do and cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence (subject only to Section 8.02(2)) and, except to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect, obtain, preserve, renew and keep in full force and effect any and all Material Permits necessary to properly conduct their respective businesses.
(3)Payment Obligations. Pay all Tax liabilities as they become due and payable, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and (b) Parent GP or such Loan Party, as applicable, has, if required, set aside on its books adequate reserves with respect thereto in accordance with GAAP.
(4)Maintenance of Properties. Keep and maintain, and cause each Loan Party to keep and maintain, all real and personal property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted,

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except to the extent that the failure to do so, individually or in the aggregate, could not be expected to have a Material Adverse Effect.
(5)Books and Records; Inspection Rights. Keep, and cause each Loan Party to keep, proper books of record and account in accordance with GAAP including particulars of Intercompany Instruments; and permit any representatives designated by the Administrative Agent on behalf of one or more Lenders, (which, prior to an Event of Default shall be only once per Financial Year) upon reasonable prior notice and during normal business hours, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants; provided, that a representative of the applicable Borrower shall be given the opportunity to be present.
(6)Compliance with Laws. Comply in all material respects with (i) all Laws, (ii) all orders of any Governmental Authority applicable to it or its property and (iii) all Material Permits and Material Agreements.
(7)Insurance. Maintain, with financially sound and reputable insurers, insurance with respect to the respective properties and business of the Loan Parties and Parent GP, except in the case of Parent GP, properties that are not required to be pledged or otherwise encumbered in favour of the Administrative Agent and the Lenders under the Credit Document against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance) and amounts as is prudent and customary in the case of Persons engaged in the same or similar businesses and similarly situated and in accordance with any requirement of any Governmental Authority, including as required by the Development Agreements. In the case of any fire, accident or other casualty causing loss or damage to any properties of any Loan Party or Parent GP used in generating cash flow or required by Law, except in the case of Parent GP, properties that are not required to be pledged or otherwise encumbered in favour of the Administrative Agent and the Lenders under the Credit Document, all proceeds of such policies shall be used promptly (a) to repair or replace any such damaged properties, and otherwise shall be used to prepay the Accommodation Outstanding in accordance with Section 2.05(3) if no Event of Default has occurred and is continuing or (b) as directed by the Administrative Agent if an Event of Default has occurred and is continuing. Subject to the Development Agreements, Parent GP and each Loan Party will obtain endorsements to its property insurance policies pertaining to all physical properties in which the Administrative Agent or the Lenders shall have an Encumbrance under the Credit Documents, showing loss payable to the Administrative Agent, as first loss payee, and evidencing that such policies are subject to the standard mortgage clause approved by the Insurance Bureau of Canada (as applicable), and containing provisions that such policies will not be cancelled or materially amended without 30 days prior written notice having been given by the insurance company to the Administrative Agent. The Borrowers shall also cause the

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Administrative Agent and the Lenders to be shown as additional insured on applicable liability policies of the Loan Parties.
(8)Additional Loan Parties/Security. If, at any time after the Effective Date, any Loan Party creates or acquires a new Subsidiary or in some other manner becomes the holder of any Equity Securities of a new Subsidiary, or the Borrowers wish to designate any newly created or newly acquired Non-Consolidated Subsidiary as a Guarantor hereunder:
(a)the applicable Loan Party (or Parent GP, as applicable) will within 30 days of creation or acquisition of a new Subsidiary or designation of a Subsidiary execute and deliver to the Administrative Agent a securities pledge agreement, in form and substance satisfactory to the Administrative Agent, granting a security interest in 100% of the Equity Securities of such new or newly designated Subsidiary owned by such Loan Party;
(b)other than in the case of a Real Estate Development SPV, the applicable Loan Party (or Parent GP, as applicable) will cause such new or newly designated Subsidiary to promptly execute and deliver to the Administrative Agent a Guarantee and security of the nature contemplated by Section 2.13, all in form and substance satisfactory to the Administrative Agent; and
(c)in connection with the execution and delivery of any guarantee, pledge agreement, mortgage, security agreement or analogous document pursuant to this Section, the applicable Loan Party (or Parent GP, as applicable) will, or will cause the applicable Subsidiary to, deliver to the Administrative Agent such corporate resolutions, certificates, legal opinions and such other related documents, including, in respect of Material Owned Real Properties and Material Leased Real Properties, all items set forth in Section 2.13(1)(d) hereof, mutatis mutandis, including, but not limited to satisfactory title insurance or a satisfactory title opinion and satisfactory environmental assessment reports and surveys, if available, in each case as shall be reasonably requested by the Administrative Agent, taking into account the overall costs and benefits thereof and the material interests of the Lenders, and consistent with the relevant forms and types thereof delivered on the First ARCA Closing Date or as shall be otherwise acceptable to the Administrative Agent. Each guarantee, pledge agreement, mortgage, security agreement and any other analogous document delivered pursuant to this Section shall be deemed to be a Security Document from and after the date of execution thereof.
(9)Further Assurances. At the cost and expense of the Borrowers, promptly upon reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error in the execution,

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acknowledgment, filing or recordation of any Credit Document, and (b) duly execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as the Administrative Agent, on behalf of the Lenders, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Credit Documents, (ii) subject Parent GP’s or any Loan Party’s or any of their Subsidiaries’ properties, assets, rights or interests now or hereafter intended to be covered by any of the Security Documents to the Encumbrances of the Security Documents and (iii) perfect and maintain the validity, effectiveness, perfection and priority of any of the Security Documents and any of the Encumbrances intended to be created thereunder.
(10)Canadian Benefit Plans.
(a)For each existing, or hereafter adopted, Canadian Benefit Plan, each Loan Party shall in a timely fashion comply with and perform in all material respects all of its obligations under and in respect of such Canadian Benefit Plan, including under any material documents that support such Canadian Benefit Plan and all applicable Laws; provided that all employer or employee payments, contributions or premiums required to be remitted, paid to or in respect of each Canadian Benefit Plan shall be paid or remitted by each applicable Loan Party in a timely fashion in accordance with the terms thereof, any funding agreements and all Laws.
(b)The Borrowers shall deliver to Administrative Agent: (i) if requested by Administrative Agent, acting reasonably, copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan as filed with any applicable Governmental Authority; (ii) promptly after receipt thereof, a copy of any material direction, order, notice, ruling or opinion that any Loan Party may receive from any applicable Governmental Authority with respect to any Canadian Pension Plan; (iii) notification within thirty (30) days of any changes in benefits provided under any existing Canadian Benefit Plan, or the establishment of any new Canadian Benefit Plan, or the commencement of contributions to any such plan to which the Loan Parties were not previously contributing where such change, establishment or commencement increases the cost to the Loan Parties by an amount in excess of $1,000,000 per annum; and (iv) if any increase in liabilities or decrease in the value of assets under any Canadian Benefit Plan increases the funding obligations of the Loan Parties by an amount in excess of $1,000,000 per annum, notification within thirty (30) days of such increase in funding obligations.
(11)Securities and Instruments.
(a)If any Intercompany Securities owned by Parent GP or a Loan Party are now or at any time become evidenced, in whole or in part, by

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uncertificated securities registered or recorded in records maintained by or on behalf of the issuer thereof in the name of a clearing agency or a custodian or of a nominee of either, Parent GP or the applicable Loan Party will notify the Administrative Agent in writing of such Securities and, at the request and option of the Administrative Agent, (i) to the extent applicable under Law, cause an appropriate entry to be made in the records of the clearing agency or custodian (if there is such an agency or Person) or the applicable securities register, as applicable, to record the interest of the Administrative Agent or its nominee (if the Administrative Agent or such nominee is a member of such clearing agency) or otherwise as the Administrative Agent may reasonably direct in such Securities created pursuant to the Security Documents or (ii) cause the Administrative Agent to have control over such Securities.
(b)During the continuance of an Event of Default, if any Securities (other than Intercompany Securities) owned by Parent GP or a Loan Party are evidenced, in whole or in part, by uncertificated securities registered or recorded in records maintained by or on behalf of the issuer thereof in the name of a clearing agency or a custodian or of a nominee of either, Parent GP or the applicable Loan Party will notify the Administrative Agent in writing of such Securities (unless such notice previously has been given) and, at the request and option of the Administrative Agent, (i) cause an appropriate entry to be made in the records of the clearing agency or custodian, as applicable, to record the interest of the Administrative Agent or its nominee (if the Administrative Agent or such nominee is a member of such clearing agency) or otherwise as the Administrative Agent may reasonably direct in such Securities created pursuant to the Security Documents or (ii) cause the Administrative Agent to have control over such Securities.
(c)If Parent GP or any Loan Party acquires ownership of any Intercompany Securities, Parent GP or such Loan Party will notify the Administrative Agent in writing within 15 days after such acquisition and provide the Administrative Agent with a revised Schedule L recording the acquisition and particulars of such Securities in accordance with Section 8.01(1)(c)(f)(iv). Upon request by the Administrative Agent, Parent GP or such Loan Party will promptly deliver to and deposit with the Administrative Agent, or cause the Administrative Agent to have control over, all such Securities as security for the obligations of Parent GP or the applicable Loan Party pursuant to this Agreement and the other Credit Documents to which Parent GP or such Loan Party is party.
(12)Compliance with Environmental Laws. (i) Comply and cause all lessees and other Persons operating or occupying its properties to comply with, and use and operate all of its facilities and properties in compliance with, all applicable Environmental Laws and Environmental Permits in all material respects; (ii) obtain and renew all Environmental Permits necessary for its operations and

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properties to comply with all applicable Environmental Laws and Environmental Permits and remain in compliance thereof; (iii) handle all Hazardous Substances in compliance with all applicable Environmental Laws in all material respects, and (iv) if any Remedial Work is required pursuant to any Environmental Laws, including through an order or direction of a Governmental Authority, as a result of, or in connection with, any Release, suspected Release, or threatened Release, the Borrowers shall commence at their sole expense the performance of, or cause to be commenced, and thereafter diligently prosecute to completion, the performance of all such Remedial Work. All Remedial Work shall be performed under the supervision of a consulting engineer approved in advance in writing by the Administrative Agent, which approval shall not be unreasonably withheld.
(13)Performance of Material Agreements. Perform and observe in all material respects all terms and provisions of each Material Agreement to be performed or observed by it and maintain each such Material Agreement in full force and effect.
(14)Cash Management Arrangements. Maintain its bank accounts solely with the Administrative Agent.
Section 8.02    Negative Covenants
So long as any amount owing hereunder remains unpaid or any Lender has any obligation under this Agreement (in each case other than Unmatured Surviving Obligations), and unless consent or waiver is given in accordance with Section 18.01(1) hereof, neither the Parent GP nor any Loan Party shall:
(1)Debt. Create, incur, assume or suffer to exist any Debt other than Permitted Debt or permit any Real Estate Development SPV to create, incur, assume or suffer to exist any Debt other than Permitted Debt.
(2)Encumbrances. Create, incur, assume or suffer to exist any Encumbrance on any of its Assets, other than Permitted Encumbrances, or permit any Real Estate Development SPV to create, incur, assume or suffer to exist any Encumbrance on any of its Assets, other than Permitted Encumbrances.
(3)Fundamental Changes. Except as otherwise expressly permitted pursuant to this Agreement, (i) merge into or amalgamate or consolidate with any other Person, or permit any other Person to merge into or amalgamate or consolidate with it or (ii) sell (other than in respect of a Permitted Disposition), transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its Assets, or all or any of the Equity Securities of any of the Loan Parties (in each case, whether now owned or hereafter acquired), or (iii) liquidate, dissolve or be wound up (any Person surviving from any transaction referred to in clause (i), any Person to whom Assets or Equity ~~Interests~~Securities are transferred in any transaction referred to in clause (ii) and any Person into whom a Loan Party is liquidated, dissolved or wound up in any transaction referred to in clause (iii), herein referred to as a “Successor” and any transaction

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referred to in any of clauses (i), (ii) and (iii), herein referred to as a “Consolidation”, and “Consolidate” shall have a correlative meaning); provided that, if at the time of any such Consolidation and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing and the validity, enforceability, effect, perfection and ranking of the Security is not adversely affected thereby (taking into account the requirements of subclauses (a)(i), (ii) and (vii) and the final provision of this Section 8.02(3)):
(a)Parent GP may merge into, or amalgamate or consolidate with another Person (including an Unrestricted Subsidiary) that is not a Loan Party, so long as prior to or contemporaneously with the consummation of such merger, amalgamation or consolidation:
(i)the Successor will be bound by or have expressly assumed all of the covenants and obligations of Parent GP under the Credit Documents to which it is a party;
(ii)such Credit Documents will be valid and binding obligations of the Successor, enforceable against the Successor and entitling the Administrative Agent and the Lenders, as against the Successor, to exercise all of their rights under the Credit Documents;
(iii)the Successor will not be bound by any Debt other than Permitted Debt;
(iv)written notice of such merger, amalgamation or consolidation has been given to the Administrative Agent at least 30 days prior thereto;
(v)the Successor shall own all or substantially all of the business and Assets of the Parent GP upon the occurrence of such merger, amalgamation or consolidation;
(vi)the Successor is a corporation with limited liability or a limited partnership, in each case, governed (as to corporate or partnership matters) by the federal laws of Canada or the laws in force in a province of Canada;
(vii)such merger, amalgamation or consolidation shall be on such terms and shall be carried out in such manner as to preserve and not to impair any of (A) the validity, enforceability, effect, perfection and ranking of the Security to which the Parent GP is a party or (B) the rights and powers of the Administrative Agent and the Lenders under any Credit Documents, in each case as determined by the Administrative Agent, acting reasonably, and having regard to the rights of the Administrative Agent and the Lenders afforded by this Section 8.02(3)(a), including the right to

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request and receive documents from and legal opinions with respect to the Successor, as set forth above; and
(viii)such merger, amalgamation or consolidation shall not result in the Assets of the Successor being subject to any Encumbrances other than Permitted Encumbrances;
(b)any Loan Party may Consolidate with or into any other Loan Party; provided that the Successor is a Borrower or a Loan Party; and
(c)any wholly-owned Subsidiary of any Loan Party, other than a Real Estate Development SPV, may Consolidate with or into such Loan Party so long as the Successor is that Loan Party;
provided further that (i) any Successor of any Loan Party (other than a Loan Party acquired after the First ARCA Closing Date governed by the laws of the United States (or any State thereof)) is a corporation with limited liability or a limited partnership, in each case, governed (as to corporate or partnership matters) by the federal laws of Canada or the laws in force in a province of Canada; and (ii) each Successor referred to in this Section 8.02(3) shall also execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents (including legal opinions of counsel to the Successor), if any, as the Administrative Agent may reasonably request.
(4)Carry on Business. Engage in any business other than (i) with respect to each Loan Party, the Business and businesses reasonably ancillary and related thereto and (ii) with respect to the Parent GP only, (A) the business of acting as general partner of the Borrowers in accordance with the terms of the Partnership Agreements and this Agreement, (B) the business of providing goods and services and the lease of real property to the Borrowers and the other Loan Parties required to carry on the Business and (C) other businesses similar to the Business and businesses reasonably related thereto. Neither WB GP nor Nippon GP shall carry on any business except to act as additional general partner of the Borrowers in accordance with the terms of the Partnership Agreements. A Loan Party and a Real Estate Development SPV may engage in the real estate development business, subject to the Investment limitations imposed by Section 8.02(10)(g), the Debt limitations imposed by Section 8.02(1) and the Encumbrance limitation imposed by Section 8.02(2).
(5)Disposal of Assets. Dispose of any Assets to any Person, other than Permitted Dispositions.
(6)Transactions with Related Parties. Except for Parent GP, dispose of any Assets to, or purchase, lease or otherwise acquire any Assets from, or enter into any agreement with, or make any payment to or engage in any other transaction or arrangement with, any Related Party except:

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(a)Restricted Payments permitted under Section 8.02(8);
(b)Dispositions of Assets referred to in subparagraphs (a), (c), (d), (g), (h) and (k) of the definition of Permitted Dispositions; provided that (i) each of the conditions set out in the proviso at the end of such definition is complied with, (ii) such Dispositions are made for fair value paid in cash and otherwise on terms and conditions at least as favourable to the Loan Parties as could have been obtained from any Unrelated Party under no compulsion to act, (iii) the aggregate consideration for all such Dispositions mad over the entire term of the Credit Facility may not exceed $15,000,000, and (iv) if any such Disposition (whether in a single transaction or a series of related transactions) is of Assets the fair value of which is in excess of $5,000,000, such Disposition has been approved by the board of directors of Parent GP (or any duly authorized committee or other governing body thereof);
(c)Permitted Acquisitions of (x) Assets comprising Collateral before such acquisition from Parent GP (other than Equity Securities in a Borrower) the aggregate consideration to be paid for which, for all such Acquisitions made from the Effective Date over the entire term of the Credit Facility, does not exceed $10,000,000 or (y) Assets not constituting Collateral before such acquisition; provided in any case that (i) the terms and conditions upon which such Assets are acquired, including the aggregate consideration to be paid therefor, are at least as favourable to each of the Loan Parties party to such Acquisition as could have been obtained from any Unrelated Party under no compulsion to act and (ii) the aggregate consideration for which, does not exceed $10,000,000 in the aggregate for all such Acquisitions in any Financial Year and $30,000,000 for all such Acquisitions from the Effective Date over the term of the Credit Facility;
(d)Permitted Dispositions of Real Estate Development Assets pursuant to paragraph (e) of the definition of Permitted Dispositions;
(e)any acquisition, agreement or other transaction or arrangement, other than a Disposition, Acquisition or Restricted Payment (except for fair value consideration to be paid in connection with such agreement, transaction or arrangement), which would not otherwise be prohibited by the terms of this Agreement if entered into with any Unrelated Party, for fair value and otherwise on terms and conditions at least as favourable to the Loan Parties as could have been obtained from any Unrelated Party under no compulsion to act; provided that if the aggregate fair value of the consideration to be paid by or the services to be provided by any Loan Party in connection with any such agreement, transaction or arrangement (whether in a single transaction or a series of related transactions) exceeds$5,000,000, such agreement, transaction or arrangement has been approved by the board of directors of Parent GP (or any duly authorized committee or other governing body thereof).

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(7)Restrictive Agreements. Directly or indirectly enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or Parent GP to create, incur or permit to exist any Encumbrance upon any of its Assets, except, in the case of Parent GP, upon Assets that are not required to be pledged or otherwise encumbered in favour of the Administrative Agent and the Lenders under the Credit Documents and Assets that are not used in the Business, (b) the ability of such Loan Party to (i) pay dividends or other distributions with respect to any Equity Securities or with respect to, or measured by, its profits, (ii) to make or repay loans or advances to any Loan Party or (iii) to provide a guarantee of any Debt of any Loan Party, (c) the ability of any Loan Party to make any loan or advance to the other Loan Parties, or (d) the ability of any Loan Party to sell, lease or transfer any of its property to any other Loan Party; provided that the foregoing shall not apply to (i) restrictions and conditions existing on the First ARCA Closing Date identified on Schedule K (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (ii) customary restrictions and conditions contained in agreements relating to the sale of a Loan Party pending such sale, provided such restrictions and conditions apply only to the Loan Party that is to be sold and such sale is permitted hereunder; (iii) any agreement in effect at the time such Loan Party becomes a Loan Party, so long as such agreement was not entered into in contemplation of such Person becoming a Loan Party; (iv) any Encumbrances or restrictions imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the agreements or other arrangements referred to in clauses (i) through (iii) above; provided that such Encumbrances or restrictions are no more restrictive than those contained in such agreements and arrangements prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; and (v) restrictions, conditions and Encumbrances required or imposed by the Province or affected first nations groups in any amendment, modification, renewal, restatement or replacement of the Development Agreements, provided the same, individually or in the aggregate, (a) would not reasonably be expected to be materially adverse to the interests of the Lenders hereunder or under any of the other Credit Documents, (b) shall not impair (A) the validity, enforceability, effect, perfection and ranking of the Security to which any Loan Party is a party or (B) in any material respect the rights of the Administrative Agent and the Lenders under the Province Consent with respect to each Development Agreement.
(8)Restricted Payments. Except for Parent GP, declare, make or pay or agree to declare, make or pay, directly or indirectly, any Restricted Payment, except:
(a)Permitted Distributions;

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(b)the declaration and payment of dividends with respect to the Equity Securities of a Borrower payable solely in additional Equity Securities to current holders of those Equity Securities;
(c)payment of fees (including directors’ fees and other fees for services), reimbursement of expenses, indemnity payments, insurance premiums, salaries, wages, bonuses and other amounts to directors, officers and employees of any Loan Party that are not directors, employees or offices of any Related Party in the ordinary course of business in a commercially reasonable amount;
(d)Restricted Payments by any Loan Party to another Loan Party; and
(e)payment of fees (including directors’ fees and other fees for services), reimbursement of expenses, indemnity payments, insurance premiums, salaries and wages, bonuses and other amounts to directors, officers and employees of Parent GP or any Related Party, which do not exceed
$5,000,000 in the aggregate per annum.
(9)Permitted Debt Payments. Pay any amount on account of Permitted Debt except so long as no Default or Event of Default is then in existence or would otherwise arise therefrom, regularly scheduled payments in respect of other Permitted Debt (subject, in the case of any Subordinated Debt, to the subordination terms thereof).
(10)Investments. Except for Parent GP, purchase, hold or acquire (including pursuant to any amalgamation with any Person that was not a wholly-owned Subsidiary prior to such amalgamation), any Equity Securities, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any Investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any Assets of any other Person, except:
(a)Investments (i) by a Borrower or Consolidated Subsidiary in the Equity Securities of any Consolidated Subsidiary or (ii) a Non-Consolidated Subsidiary in the Equity Securities of a Subsidiary of such Non-Consolidated Subsidiary which is a Loan Party;
(b)unsecured loans or advances made by a Loan Party to another Loan Party, provided such loans or advances are subject to the security interests granted by the applicable Loan Party to the Administrative Agent under the applicable Security Agreement;
(c)Investments acquired pursuant to a Permitted Acquisition under Section 8.02(11), to the extent that such Investments were in existence on the date of such Permitted Acquisition and were not acquired in contemplation thereof;

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(d)Investments in joint ventures (whether made in cash or in kind) the initial value or amount of such Investments which, when aggregate with the initial value or amount of all other such Investments made pursuant to this paragraph (d) and all Permitted Acquisitions made pursuant to clause (b)(ii) of the definition of Permitted Acquisitions does not exceed
$20,000,000 in any Financial Year and $40,000,000 for all such Investments and Acquisitions from the Effective Date over the term of the Credit Facility;
(e)the Loan Parties may acquire and hold receivables, accounts, notes receivable, chattel paper, payment intangibles and prepaid accounts owing to them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;
(f)the Loan Parties may acquire and own Investments (including obligations evidencing Debt) received in connection with the settlement of accounts in the ordinary course of business or in connection with the bankruptcy or reorganization of suppliers or in settlement of delinquent obligations of, and other disputes with, suppliers arising in the ordinary course of business of the Loan Parties;
(g)Investments by a Loan Party in a Real Estate Development SPV (whether made in cash or in the form of the transfer of Real Estate Development Assets or other assets); provided the initial value or amount of such Investments, when aggregated with the initial value or amount of all other such Investments in Real Estate Development SPVs made pursuant to this paragraph (g), does not exceed Cdn.$75,000,000 from the First ARCA Closing Date over the term of the Credit Facility;
(h)loans or advances made by a Loan Party to Parent GP required because of timing differences to fund the payment of general and administrative expenses of Parent GP pending receipt of funds from its operations (including payment of Permitted Distributions); provided that the aggregate outstanding amount at any time of all such loans and advances (including any Refinancing Debt arising therefrom) at no time exceeds
$7,500,000; and
(i)Permitted Investments.
(11)Acquisitions. Except for Parent GP, make any Acquisition other than a Permitted Acquisition.
(12)Subsidiaries.    Except for Parent GP or pursuant to Permitted Acquisitions referred to in clause (b)(ii) of the definition of Permitted Acquisitions or Investments referred to in Section 8.02(10)(d), create any Subsidiary unless such Subsidiary is a wholly-owned Subsidiary.

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(13)Canadian Pension Plan Compliance. (a) Terminate any Canadian Pension Plan in a manner, or take any other action with respect to any Canadian Pension Plan, which would reasonably be expected to have a Material Adverse Effect, (b) fail to make full payment when due of all amounts which, under the provisions of any Canadian Pension Plan, agreement relating thereto or Law, any Loan Party is required to pay as contributions thereto, (c) contribute to or assume an obligation to contribute to, or permit any Loan Party (other than any Loan Party acquired as a result of a Permitted Acquisition) to contribute to or assume an obligation to contribute to, any defined benefit pension plan or “multi-employer plan” as such terms are defined in the Pension Benefits Standards Act (British Columbia), or
(d) acquire an interest in any Person if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to any defined benefit pension plan or “multi-employer plan” as such terms are defined in the Pension Benefits Standards Act (British Columbia).
(14)Amendments. Amend or allow any amendments to its or any of its Subsidiaries’ constating documents, partnership agreement or by-laws (or other governing documents) which are adverse in any material respect to the Lenders’ interests hereunder or the Encumbrances arising under or created by the Security Documents (which for greater certainty would include any amendment that results in the ability to issue uncertificated limited partnership interest in either Borrower); or allow any amendments to, or grant any waivers in respect of, any Material Agreement, which amendment or waiver (a) could reasonably be expected to have a Material Adverse Effect, or (b) with respect to the Development Agreements, would result in reducing the term of either Development Agreement.
(15)Change of Auditors. Change its auditors other than to a nationally recognized accounting firm or as otherwise agreed between the Borrowers and the Administrative Agent.
(16)Accounting Changes; Changes in Financial Year. (a) Make or permit, or permit any of its Subsidiaries to make or permit, any material change in accounting policies or reporting practices, except as required or permitted by GAAP, or (b) change its Financial Year; provided, however, that the Borrowers may, upon written notice to the Administrative Agent, change their Financial Year to a financial year beginning on August 1 of each calendar year and ending on July 31 of the following calendar year or to any other financial year reasonably acceptable to the Administrative Agent, subject to agreement between the Borrowers and the Administrative Agent on any adjustments to this Agreement that are necessary to reflect such change in financial year (with the intention of maintaining ongoing testing of the financial covenants and other requirements in a manner that preserves the original intent thereof in light of such change to the Financial Year), and the Borrowers and the Administrative Agent are hereby authorized by the Lenders to make any such adjustments hereto as they agree upon.

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(17)Speculative Transactions. Engage in or enter into any Hedging Agreement, except in the normal course of business and not for speculative purposes.
(18)Change of Corporate Name or Location. Change or permit any of its Subsidiaries that are Loan Parties to change (a) its incorporated name, or if not a corporation, its name as it appears in official filings in the jurisdiction of its organization, (b) its chief executive office or principal place of business (unless such change is within the same jurisdiction), (c) the type of entity that it is, and
(d) its jurisdiction of incorporation or organization, in each case without at least ten (10) days prior written notice to the Administrative Agent, and unless any action reasonably requested by the Administrative Agent in connection with any Encumbrances in favour of the Administrative Agent in any Collateral is completed or taken within such time period as is requested by the Administrative Agent, acting reasonably, and in any event within the time period required to maintain the perfection and ranking of the applicable Security. Without limiting the foregoing, neither Parent GP nor the Borrowers shall, nor shall it permit any Loan Party to, change its name, identity or corporate or organizational structure in any manner that could reasonably be expected to make any financing statement filed in connection herewith or any other Credit Document seriously misleading within the meaning of section 43 of the PPSA (or any comparable provision then in effect) except upon prior written notice to the Administrative Agent, and unless any reasonable action requested by Administrative Agent (such request not to be unreasonably delayed) in connection therewith, including to continue the perfection of any Encumbrances in favour of the Administrative Agent in any Collateral, is completed or taken within such time period as is requested by the Administrative Agent, acting reasonably, and in any event within the time required to maintain the perfection and ranking of the applicable Security.
(19)Sale-Leaseback Transactions. Except for Parent GP, or in connection with a Permitted Disposition referred to in paragraph (d) of the definition thereof, enter into any Sale-Leaseback Transaction.
(20)Issuance of Equity Securities. In the case of the Borrowers, issue any Equity Securities after the First ARCA Closing Date except (i) to the Parent GP or a Limited Recourse Guarantor, or (ii) pursuant to a management or employee share ownership plan, and provided that any Equity Securities are pledged to the Administrative Agent on behalf of the Lenders (on a limited recourse basis with respect to management or employees or a Limited Recourse Guarantor) pursuant to Security Documents, together with any related agreements, deliveries and registrations reasonably required by the Administrative Agent, which are in form and substance satisfactory to the Administrative Agent.

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Section 8.03    Financial Covenants
So long as any amount owing hereunder remains unpaid or any Lender has any obligations under this Agreement, and unless consent is given in accordance with Section 18.01 hereof, the Borrowers shall:
(a)Consolidated Total Leverage Ratio. Maintain, as at the end of each Financial Quarter for the Measurement Period then ended, a Consolidated Total Leverage Ratio of not greater than 4.00:1.00.
(b)Consolidated Interest Coverage Ratio. Maintain, as at the end of each Financial Quarter for the Measurement Period then ended, a Consolidated Interest Coverage Ratio of not less than 2.0:1.00.
ARTICLE 9
EVENTS OF DEFAULT
Section 9.01    Events of Default
(1)If any of the following events (each an “Event of Default”) shall occur and be continuing:
(a)any Loan Party shall fail to pay any principal amount of the Accommodations Outstanding when such amount becomes due and payable; provided that if such failure to pay relates to a technical failure of a banking institution, wire transfer or other intrabank payment system or similar technical failure, such failure to pay shall not constitute an Event of Default if the same does not continue for more than one (1) ~~Banking~~Business Day;
(b)any Loan Party shall fail to pay any interest, Fees or any other amounts owing hereunder or under any of the Credit Documents or in connection herewith when the same become due and payable, and such failure shall remain unremedied for (i) three Business Days after the due date therefor (in the case of regularly scheduled payments) and (ii) three Business Days after written notice thereof is given by the Administrative Agent to the relevant Loan Party specifying such default and requiring such Loan Party to remedy or cure the same (in the case of any other such payments);
(c)any representation or warranty made or confirmed by the Borrowers, Parent GP or any other Loan Party or a Limited Recourse Guarantor in this Agreement or any other Credit Document shall prove to have been untrue in any material respect when made or confirmed and such misrepresentation, if capable of being remedied, is not so remedied within 30 days after the Administrative Agent notifies the Borrowers of the same;
(d)Parent GP or any Loan Party shall fail to perform, observe or comply with any of the covenants contained in Section 8.01(2) (as it relates to

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corporate existence of any Loan Party), Section 8.02 or Section 8.03, or any Limited Recourse Guarantor shall fail to perform, observe or comply with any of the covenants contained in Sections 7.1.1, Section 7.2.1 and Section 7.2.3 of the Limited Recourse Guarantees and of any Limited Recourse Guarantee;
(e)Parent GP or any Loan Party or Limited Recourse Guarantor shall fail to perform or observe any other term, covenant or agreement contained in any Credit Document to which it is a party (other than a covenant or agreement whose breach or default in performance is elsewhere in this Section 9.01 specifically dealt with) and such failure shall remain unremedied for 30 days after the Administrative Agent notifies the Borrower of the same;
(f)the Administrative Agent receives a notice from the Province pursuant to the Province Consent in respect of the Province’s intent to terminate any Development Agreement;
(g)a Loan Party shall fail to pay the principal, premium or interest (or in the case of obligations under Hedging Agreements, other required payment) on any Debt (excluding any Debt hereunder) which is outstanding in an aggregate principal amount exceeding (or, in the case of obligations under Hedging Agreements, in respect of which the net obligations of such Person, determined on a marked to market basis, exceed) $25,000,000 (or the Equivalent U.S. $ Amount), when such amount becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist, and shall continue after the applicable grace period, if any, specified in any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate (or, in the case of obligations under Hedging Agreements, require a termination payment) or permit the acceleration of (or termination payment in respect of) such Debt; or any such Debt shall be declared to be due and payable in accordance with its terms prior to the stated maturity thereof;
(h)any one or more writs of execution or similar process is enforced or levied upon Assets having an aggregate value of $25,000,000 (or the Equivalent U.S. $ Amount) or more, net of any amounts covered by an enforceable contract of insurance, any Loan Party or Parent GP (except, in the case of Parent GP upon Assets that are not required to be pledged or otherwise encumbered in favour of the Administrative Agent and the Lenders under the Credit Document) and remains undischarged, unvacated and unstayed for a period (for each action) of 30 days and, in any event, later than five Business Days prior to the date of any proposed sale thereunder, provided

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that, during such period, such process is in good faith disputed by such Loan Party;
(i)any one or more judgments or orders for the payment of money in aggregate in excess of $25,000,000 (or the Equivalent U.S. $ Amount) net of any amounts available for the satisfaction of such judgments or orders pursuant to an enforceable contract of insurance, shall be rendered against any Loan Party and the same shall remain undischarged, unvacated, unstayed and unbonded pending appeal for a period of 30 consecutive days from the entry thereof;
(j)any Loan Party (i) fails to generally pay its debts as such debts become due and payable or commits an act of bankruptcy; (ii) admits in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or (iii) institutes or has instituted against it any proceeding seeking (w) the possession, foreclosure, seizure, retention, sale or other disposition of, or other proceedings to enforce security over, all or any substantial part of its Assets, (x) to adjudicate it bankrupt or insolvent, (y) any liquidation, winding-up, reorganization (in each case, other than as specifically permitted hereunder), arrangement (other than as specifically permitted hereunder), adjustment, protection, relief or composition of it or its debts under any Law relating to bankruptcy, insolvency, reorganization, incorporation law or relief of debtors including any plan of compromise or arrangement or other similar corporate proceeding involving or affecting its creditors, or (z) the entry of an order for relief or the appointment of a receiver, trustee, interim receiver, receiver and manager, liquidator, custodian, sequestrate or other similar official for it or for any substantial part of its Assets, and in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the relief sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, interim receiver, receiver and manager, liquidator, custodian, sequestrate or other similar official for it or for any substantial part of its Assets) shall be granted;
(k)any of the Credit Documents executed and delivered by Parent GP or any Loan Party or a Limited Recourse Guarantor shall cease to be in full force and effect, or the validity, effect, perfection or priority of any Security shall cease to have, or be determined by an court of competent jurisdiction not to have, the validity, effect, perfection or priority contemplated by the Credit Documents and in each case, such failure shall remain unremedied for 10 Business Days after the Administrative Agent notifies the Borrowers of the same;
(l)the validity of any of the Credit Documents or the applicability thereof to the Accommodations or any other obligations purported to be secured or

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guaranteed thereby or any part thereof shall be disaffirmed by or on behalf of Parent GP or any Loan Party or a Limited Recourse Guarantor; or
(m)there shall occur a Change of Control;
then, the Administrative Agent may, and shall at the request of the Majority Lenders, by written notice to the Borrowers (i) terminate the Lenders’ obligations to make further Accommodations under the Credit Facility; and (ii) (at the same time or at any time after such termination) declare the principal amount of all outstanding Advances, an amount equal to the Face Amount of each ~~Bankers’ Acceptance, purchased Draft and~~ issued Documentary Credit and all interest and Fees accrued thereon and all other amounts payable under this Agreement in respect of the Credit Facility to be immediately due and payable, without presentment, demand, protest or further notice of any kind (except as required by Law), all of which are hereby expressly waived by the Borrowers; provided that, upon the occurrence of an Event of Default under clause (j) above, the Lender’s obligations to make further Accommodations under the Credit Facility shall automatically terminate and all outstanding Advances, an amount equal to the Face Amount of each ~~Bankers’ Acceptance, purchased Draft and~~ issued Documentary Credit and all interest and Fees accrued thereon and all other amounts payable under this Agreement in respect of the Credit Facility shall become immediately due and payable, with any presentment, demand, protest or notice of any kind from the Administrative Agent or any Lender.
Section 9.02    Remedies Upon Demand and Default
(1)Upon a declaration that the Accommodations Outstanding under the Credit Facility are immediately due and payable pursuant to Section 9.01, the Administrative Agent shall at the request of, or may with the consent of, the Majority Lenders, commence such legal action or proceedings as it, in its sole discretion, may deem expedient, including the commencement of enforcement proceedings under the Security Documents or any other security granted by the Borrowers, Parent GP or any other Loan Party or a Limited Recourse Guarantor to the Administrative Agent or the Lenders, or both, all without any additional notice, presentation, demand, protest, notice of dishonour, entering into of possession of any of the Assets, or any other action or notice (except as required by Law), all of which Parent GP and the Loan Parties hereby expressly waive.
(2)The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Credit Documents are cumulative and are in addition to and not in substitution for any other rights or remedies. Nothing contained herein or in the Security Documents or any other security hereafter held by the Administrative Agent on behalf of the Lenders, the Hedge Lenders and the Service Lenders, with respect to the indebtedness or liability of the Borrowers, Parent GP, any other Loan Party or a Limited Recourse Guarantor to the Administrative Agent and the Lenders, or any part thereof, nor any act or omission of the Administrative Agent or the Lenders with respect to the Security Documents, the Collateral or such

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other security, shall in any way prejudice or affect the rights, remedies and powers of the Administrative Agent and the Lenders hereunder or under the Security Documents or such Collateral.
ARTICLE 10
YIELD PROTECTION
Section 10.01 Increased Costs.
(1)Increased Costs Generally. If any Change in Law shall:
(a)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;
(b)subject any Lender to any Tax of any kind whatsoever with respect to this Agreement or any Accommodations made by it, or change the basis of taxation of payments to such Lender in respect thereof, except for (i) Indemnified Taxes covered by Section 10.02 and (ii) the imposition, or any change in the rate, of any Excluded Tax payable by such Lender; or
(c)impose on any Lender or the London interbank market for the relevant currency any other condition, cost or expense affecting this Agreement or Accommodations made by such Lender;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Accommodation (or of maintaining its obligation to make any such Accommodation), or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount), then upon request of such Lender, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(2)Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Accommodations made by such Lender, to a level below that which such Lender or its holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of its holding company with respect to capital adequacy), then upon demand, the Borrowers will pay to such Lender such additional amount or amounts as will reasonably compensate such Lender or its holding company for any such reduction suffered.

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(3)Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (1) or (2) of this Section (“Additional Compensation”), including a description of the event by reason of which it believes it is entitled to such compensation, and supplying reasonable supporting evidence (including, in the event of a Change in Law, a photocopy of the Law evidencing such change) and reasonable detail of the basis of calculation of the amount or amounts, and delivered to the Borrowers shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. In the event the Lender subsequently recovers all or part of the Additional Compensation paid by the Borrowers, it shall promptly repay an equal amount to the Borrowers. The obligation to pay such Additional Compensation for subsequent periods will continue until the earlier of termination of the Accommodation or the Commitment affected by the Change in Law, change in capital requirement or the lapse or cessation of the Change in Law giving rise to the initial Additional Compensation. A Lender shall make reasonable efforts to limit the incidence of any such Additional Compensation and seek recovery for the account of the Borrowers upon the Borrowers’ request at the Borrowers’ expense, provided such Lender in its reasonable determination suffers no appreciable economic, legal, regulatory or other disadvantage. Notwithstanding the foregoing provisions, a Lender shall only be entitled to rely upon the provisions of this Section 10.01 if and for so long as it is not treating the Borrowers in any materially different or in any less favourable manner than is applicable to any other customers of such Lender, where such other customers are bound by similar provisions to the foregoing provisions of this Section 10.01 and, in any event, in respect of a period not exceeding 90 days prior the delivery of notice in respect of any Change in Law, unless such Change in Law is retroactive or is retroactive in effect.
(4)Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation, except that the Borrowers shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than 90 days prior to the date that such Lender notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor, unless the Change in Law giving rise to such increased costs or reductions is retroactive, in which case the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.
Section 10.02 Taxes
(1)Payments Subject to Taxes. If any Loan Party, the Administrative Agent or any Lender is required by Law to deduct or pay any Indemnified Taxes in respect of any payment by or on account of any obligation of a Loan Party hereunder or under any other Credit Document, then (i) the sum payable shall be increased by that Loan Party when payable as necessary so that after making or allowing for all

~~53661530.1~~53661530.7

required deductions and payments (including deductions and payments applicable to additional sums payable under this Section) the Administrative Agent or Lender, as the case may be, receives an amount equal (which for the purposes of this Agreement, shall be treated as additional interest) to the sum it would have received had no such deductions or payments been required, (ii) the Loan Party shall make any such deductions required to be made by it under Law and (iii) the Loan Party shall timely pay the full amount required to be deducted to the relevant Governmental Authority in accordance with Law.
(2)Payment of other Taxes by the Borrowers. Without limiting the provisions of Section 10.02(1), the Borrowers shall, to the extent that such Tax is payable by such Borrower, timely pay any stamp or documentary taxes or any other excise, intangible, mortgage, recording, or property taxes, charges or similar levies arising from any payment made hereunder or under any other Credit Document or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Credit Document.
(3)Indemnification by the Borrowers. The Borrowers shall indemnify the Administrative Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (except to the extent that such penalties, interest and expenses arise from gross negligence or wilful misconduct of the Administrative Agent or such Lender), whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. In the event the Administrative Agent or a Lender subsequently recovers by obtaining a refund, credit or otherwise, all or part of the payment made under this Section paid by the Borrowers, it shall promptly repay an equal amount (including any interest paid by the Governmental Authority) to the Borrowers. The Administrative Agent and each Lender shall make reasonable efforts to limit the incidence of any payments under this Section and seek recovery for the account of the Borrowers upon the Borrowers’ request at the Borrowers’ expense, provided the Administrative Agent or such Lender, in its reasonable determination, suffers no appreciable economic, legal, regulatory or other disadvantage, and further provided that nothing in this Section shall require a Lender to disclose any Tax returns of such Lender or any other Tax information which such Lender deems to be confidential.
(4)Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by a Loan Party to a Governmental Authority, the Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return

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reporting such payment or other evidence of such payment satisfactory to the Administrative Agent, acting reasonably.
(5)If a payment made to a Lender under any Credit Document would be subject to
U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrowers and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by any Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by any Borrower or the Administrative Agent as may be necessary for the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 10.02(5), “FATCA” shall include all amendments made to FATCA after the date of this Agreement.
Section 10.03 Mitigation Obligations: Replacement of Lenders
(1)Designation of a Different Lending Office. If any Lender requests compensation under Section 10.01, or requires the Borrowers to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 10.02, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Accommodations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender (with the prior consent of the Borrowers), such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 10.01 or Section 10.02, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.
(2)Replacement of Lenders. If any Lender requests compensation under Section 10.01, if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 10.02, if any Lender’s obligations are suspended pursuant to Section 10.04, or if any Lender defaults in its obligation to fund Accommodations hereunder, then the Borrowers may either, at their sole expense and effort, upon 10 days’ notice to such Lender and the Administrative Agent: (i) repay all outstanding amounts due to such affected Lender (or such portion which has not been acquired pursuant to clause (ii) below) and thereupon such Commitment of the affected Lender shall be permanently cancelled and the Aggregate Commitment shall be permanently reduced by the same amount and the

~~53661530.1~~53661530.7

Commitment of each of the other Lenders shall remain the same; or (ii) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Article 17), all of its interests, rights and obligations under this Agreement and the related Credit Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)the Borrowers pay the Administrative Agent the assignment fee specified in Section 17.01(2)(f);
(b)the assigning Lender receives payment of an amount equal to the outstanding principal of its Accommodations Outstanding and participations in disbursements under Documentary Credits, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any breakage costs of the assigning Lender);
(c)in the case of any such assignment resulting from a claim for compensation under Section 10.01 or payments required to be made pursuant to Section 10.02, such assignment will result in a reduction in such compensation or payments thereafter; and
(d)such assignment does not conflict with Law.
No Lender shall be required to make any such assignment or delegation if, prior thereto, as a result of a waiver or consent by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.
(3)Exemptions or Reductions of Withholding Tax. Any Lender or the Administrative Agent that is entitled to an exemption from or reduction of withholding Tax under the law or treaty of the jurisdiction (or any political subdivision thereof) in which the Borrowers are located, with respect to the payment of any obligations shall, on the Borrowers’ reasonable request, deliver to the Borrowers, at the time or times prescribed by applicable Law, such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Borrowers as will permit the payments of such obligations to be made without withholding or at a reduced rate.
Section 10.04 Illegality
If the terms of this Agreement, any obligation hereunder, or any agreement related thereto become unlawful in any jurisdiction, then, on notice thereof by a Lender to the Borrowers through the Administrative Agent, any obligation of such Lender with respect to the activity that is unlawful shall be suspended until such Lender notifies the Administrative Agent and the Borrowers that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if conversion would avoid the activity that is unlawful,

~~53661530.1~~53661530.7

convert any Accommodations, or take any necessary steps with respect to any Documentary Credit in order to avoid the activity that is unlawful. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.
ARTICLE 11
RIGHT OF SETOFF
Section 11.01 Right of Setoff.
If an Event of Default has occurred and is continuing, each of the Lenders and each of their respective Affiliates is hereby authorized at any time and from time to time to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of the Borrowers or any Guarantor now or hereafter existing under this Agreement or any other Credit Document to such Lender, irrespective of whether or not such Lender has made any demand under this Agreement or any other Credit Document and although such obligations of the Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each of the Lenders and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff, consolidation of accounts and bankers’ lien) that the Lenders or their respective Affiliates may have. Each Lender agrees to promptly notify the Borrowers and the Administrative Agent after any such setoff and application, but the failure to give such notice shall not affect the validity of such setoff and application. If any Affiliate of a Lender exercises any rights under this Section 11.01, it shall share the benefit received in accordance with Section 12.01 as if the benefit had been received by the Lender of which it is an Affiliate.
ARTICLE 12
SHARING OF PAYMENTS BY LENDERS
Section 12.01 Sharing of Payments by Lenders
(1)If any Lender, by exercising any right of setoff or counterclaim or otherwise, obtains any payment or other reduction that might result in such Lender receiving payment or other reduction of a proportion of the aggregate amount of its Accommodations and accrued interest thereon or other obligations hereunder greater than its pro rata share thereof as provided herein, then the Lender receiving such payment or other reduction shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Accommodations Outstanding and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders rateably in accordance with the aggregate amount of principal of and accrued interest on their respective Accommodations Outstanding and other amounts owing them, provided that:

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(a)if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest;
(b)the provisions of this Section shall not be construed to apply to (x) any payment made by any Loan Party pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Accommodations or participations in disbursements under a Documentary Credit to any assignee or participant, other than to any Loan Party or any Affiliate of a Loan Party (as to which the provisions of this Section shall apply); and
(c)the provisions of this Section shall not be construed to apply to (w) any payment made while no Event of Default has occurred and is continuing in respect of obligations of the Borrowers to such Lender that do not arise under or in connection with the Credit Documents, (x) any payment made in respect of an obligation that is secured by a Permitted Encumbrance or that is otherwise entitled to priority over the Borrowers’ obligations under or in connection with the Credit Documents, (y) any reduction arising from an amount owing to a Loan Party upon the termination of derivatives entered into between the Loan Party and such Lender, or (z) any payment to which such Lender is entitled as a result of any form of credit protection obtained by such Lender.
(2)The Loan Parties consent to the foregoing and agree, to the extent they may effectively do so under Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim and similar rights of Lenders with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.
ARTICLE 13
ADMINISTRATIVE AGENT’S CLAWBACK
Section 13.01 Administrative Agent’s Clawback
(1)Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any advance of funds that such Lender will not make available to the Administrative Agent such Lender’s share of such advance, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with the provisions of this Agreement concerning funding by Lenders and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable advance available to the Administrative Agent, then the applicable Lender shall pay to the Administrative

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Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent in accordance with prevailing banking industry practice on interbank compensation. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Accommodation included in such advance. If the Lender does not do so forthwith, the Borrowers shall pay to the Administrative Agent if notified in writing by the Administrative Agent within 3 Business Days of the applicable Lender failing to make available its applicable share of such advance, such corresponding amount with interest thereon at the interest rate applicable to the advance in question. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that has failed to make such payment to the Administrative Agent.
(2)Payments by Borrowers; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute the amount due to the Lenders. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent in accordance with prevailing banking industry practice on interbank compensation.
ARTICLE 14
AGENCY
Section 14.01 Appointment and Authority
Each of the Lenders hereby irrevocably appoints the Administrative Agent to act on its behalf as the Administrative Agent hereunder and under the other Credit Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party shall have rights as a third party beneficiary of any of such provisions.

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Section 14.02 Rights as a Lender
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any Affiliate thereof as if such Person were not the Administrative Agent and without any duty to account to the Lenders.
Section 14.03 Exculpatory Provisions
(1)The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Credit Documents. Without limiting the generality of the foregoing, the Administrative Agent:
(a)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;
(b)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Credit Documents that the Administrative Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Documents), but the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Credit Document or Law; and
(c)shall not, except as expressly set forth herein and in the other Credit Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrowers or any of its Affiliates that is communicated to or obtained by the person serving as the Administrative Agent or any of its Affiliates in any capacity.
(2)The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as is necessary, or as the Administrative Agent believes in good faith is necessary, under the provisions of the Credit Documents) or (ii) in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing the Default or Event of Default is given to the Administrative Agent by any Loan Party or a Lender.

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(3)Except as otherwise expressly specified in this Agreement, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Credit Document or any other agreement, instrument or document or (v) the satisfaction of any condition specified in this Agreement, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
Section 14.04 Reliance by the Administrative Agent
The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Accommodation that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Accommodation or the issuance of such Documentary Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Section 14.05 Indemnification of the Administrative Agent
Each Lender severally agrees to indemnify the Administrative Agent and hold it harmless (to the extent not reimbursed by the Borrowers) from and against any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel, which may be incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Credit Documents or the transactions therein contemplated. However, no Lender shall be liable for any portion of such losses, claims, damages, liabilities and related expenses resulting from the Administrative Agent’s gross negligence or wilful misconduct.
Section 14.06 Delegation of Duties
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-Administrative Agents appointed by the Administrative Agent from among the Lenders (including the Person serving as Administrative Agent) and its respective Affiliates. The

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Administrative Agent and any such sub-Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The provisions of this Article and other provisions of this Agreement for the benefit of the Administrative Agent shall apply to any such sub-Administrative Agent and to the Related Parties of the Administrative Agent and any such sub-Administrative Agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
Section 14.07 Replacement of Administrative Agent
(1)The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrowers. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right, with (provided no Event of Default has occurred and is continuing) the prior consent of the Borrowers, to appoint a successor, which shall be a Lender having an office in Toronto, Ontario or an Affiliate of any Lender with an office in Toronto. The Administrative Agent may also be removed at any time by the Majority Lenders upon 30 days’ notice to the Administrative Agent and the Borrowers as long as the Majority Lenders, with the prior consent of the Borrowers, appoint and obtain the acceptance of a successor within such 30 days, which shall be a Lender having an office in Toronto, or an Affiliate of any Lender with an office in Toronto.
(2)If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, with the prior consent of the Borrowers (such consent not to be unreasonably withheld or delayed), on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications specified in Section 14.07(1), provided that if the Administrative Agent shall notify the Borrowers and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Credit Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Majority Lenders appoint a successor Administrative Agent as provided for above in the preceding paragraph.
(3)Upon a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the former Administrative Agent, and the former Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged

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therefrom as provided in the preceding paragraph). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the termination of the service of the former Administrative Agent, the provisions of this Article 14 and of Article 16 shall continue in effect for the benefit of such former Administrative Agent, its sub-Administrative Agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the former Administrative Agent was acting as Administrative Agent.
Section 14.08 Non-Reliance on Administrative Agent and Other Lenders
Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Credit Document or any related agreement or any document furnished hereunder or thereunder.
Section 14.09 Collective Action of the Lenders
Each of the Lenders hereby acknowledges that to the extent permitted by Law, any collateral security and the remedies provided under the Credit Documents to the Lenders are for the benefit of the Lenders (including the Hedge Lenders and the Service Lenders) collectively and acting together and not severally and further acknowledges that its rights hereunder and under any collateral security are to be exercised not severally, but by the Administrative Agent upon the decision of the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Documents). Accordingly, notwithstanding any of the provisions contained herein or in any collateral security, each of the Lenders hereby covenants and agrees that it shall not be entitled to take any action hereunder or thereunder including, without limitation, any declaration of default hereunder or thereunder or exercise of remedies (including, without limitation the exercise of any right of set-off, rights on account of any banker’s lien or similar claim or other rights of self-help or any right to credit bid debt) but that any such action shall be taken only by the Administrative Agent with the prior written agreement of the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for in the Credit Documents). Each of the Lenders hereby further covenants and agrees that upon any such written agreement being given, it shall co-operate fully with the Administrative Agent to the extent requested by the Administrative Agent. Notwithstanding the foregoing, in the absence of instructions from the Lenders and where in the sole opinion of the Administrative Agent, acting reasonably and in good faith, the exigencies of the situation warrant such action, the Administrative Agent may without notice to or consent of the Lenders take such action on behalf of the Lenders as it deems appropriate or desirable in the interest of the Lenders. The provisions of this Section 14.09 are for the sole benefit of the

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Administrative agent and the Lenders and shall not afford any right to, or constitute a defence available to, any Loan Party.

ARTICLE 15
NOTICES: EFFECTIVENESS; ELECTRONIC COMMUNICATION
Section 15.01 Notices, etc.
(1)Notices Generally. Except as provided in Section 15.01(2), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to the addresses or telecopier numbers specified on the signature pages to this Agreement or, if to a Lender, to it at its address or telecopier number specified in the Register or, if to a Loan Party other than a Borrower, in care of a Borrower.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given on a Business Day between 9:00 a.m. and 5:00 p.m. local time where the recipient is located, shall be deemed to have been given at 9:00 a.m. on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 15.01(2), shall be effective as provided in said ~~paragraph~~ Section 15.01(2).
(2)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites, including Intralinks) pursuant to procedures approved by the Administrative Agent and, in the case of the use of any web platform (such as Intralinks) reasonably acceptable to the Borrowers, provided that the foregoing shall not apply to notices to any Lender if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed

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receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
Each Loan Party hereby acknowledges and agrees that Lenders may only wish to receive, whether through the electronic communication or otherwise, ~~Public Information~~public information with respect to any Loan Party or any of its Subsidiaries and each Loan Party further agrees that it will identify and conspicuously mark any information, data or materials delivered to the Administrative Agent, whether pursuant to the terms of any Credit Document or otherwise, that consists solely of ~~Public Information~~public information as “PUBLIC”.
(3)Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.
ARTICLE 16
EXPENSES; INDEMNITY: DAMAGE WAIVER
Section 16.01 Expenses; Indemnity; Damage Waiver
(1)Costs and Expenses. Each Loan Party shall pay (i) all reasonable out-of-pocket expenses incurred by the Lead Arranger, the Swing Line Lender or the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of one set of counsel per applicable jurisdiction for the Administrative Agent, in connection with the syndication of the credit facilities (including, but not limited to, expenses related to Intralinks and ClearPar) provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the reasonable fees, charges and disbursements of counsel, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Credit Documents, including its rights under this Section, or in connection with the Accommodations issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Accommodations.
(2)Indemnification by the Loan Parties. Each Loan Party shall indemnify, jointly and severally, each of the Administrative Agent, the Swing Line Lender, the Lead Arranger, each Lender, and each Affiliate, director, officer, employee, agent and advisor of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable costs and fees of any counsel for any Indemnitee, incurred by any Indemnitee or

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asserted against any Indemnitee by any third party or by any Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance or non-performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation or non-consummation of the transactions contemplated hereby or thereby, (ii) any Accommodation or the use or proposed use of the proceeds therefrom (including any refusal by the Swing Line Lender to honour a demand for payment under a Documentary Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Documentary Credit), (iii) any actual or alleged presence or Release of Hazardous Substances on or from any property owned or operated by any Loan Party, or any Environmental Liabilities related in any way to any Loan Party, (iv) any breach of the representations and warranties in Section 7.01(22) or the covenants in Section 8.01(12) or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by a Loan Party and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or any Related Party thereof.
(3)Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under paragraph (1) or (2) of this Section to be paid by it to the Administrative Agent (or any sub-Administrative Agent thereof), the Swing Line Lender or any Affiliate of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-Administrative Agent), the Swing Line Lender or such Affiliate, such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-Administrative Agent) in its capacity as such, or against any Affiliate of any of the foregoing acting for the Administrative Agent (or any such sub-Administrative Agent) in connection with such capacity.
(4)Waiver of Consequential Damages, Etc. To the fullest extent permitted by Law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party hereto or any Indemnitee, on any theory of liability, for indirect, consequential, punitive, aggravated or exemplary damages (as opposed to direct damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby (or any breach thereof), the transactions contemplated hereby or thereby, any Accommodation or the use of the proceeds thereof. No party hereto or any Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission

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systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby.
(5)Payments. All amounts due under this Section shall be payable promptly after demand therefor. A certificate of the Administrative Agent, the Swing Line Lender or any Affiliate setting forth the amount or amounts owing to the Administrative Agent, the Swing Line Lender, Lender or a sub-Administrative Agent or any other Indemnitee, as the case may be, as specified in this Section, including reasonable detail of the basis of calculation of the amount or amounts, and delivered to the Borrowers shall be conclusive absent manifest error.
ARTICLE 17
SUCCESSORS AND ASSIGNS
Section 17.01 Successors and Assigns
(1)Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lenders, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (2) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (5) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (7) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (5) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(2)Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Accommodations Outstanding at the time owing to it); provided that:
(a)except if an Event of Default has occurred and is continuing or in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Accommodations Outstanding at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment being assigned (which for this purpose includes Accommodations Outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Accommodations Outstanding of the assigning Lender

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subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if the “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than Cdn. $5,000,000 (or the Equivalent U.S. $ Amount), unless the Administrative Agent and the Borrowers otherwise consent to a lower amount (such consent not to be unreasonably withheld or delayed);
(b)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Accommodations Outstanding or the Commitment assigned;
(c)any assignment must be approved by the Swing Line Lender (such approval not to be unreasonably withheld or delayed) unless the Person that is the proposed assignee is itself already a Lender;
(d)any assignment must be approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed);
(e)any assignment must be approved by the Borrowers (such approval not to be unreasonably withheld or delayed) unless (i) the proposed assignee is itself already a Lender, an Affiliate of a Lender, or an Approved Fund or
(ii) an Event of Default shall have occurred and be continuing; and
(f)the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of Cdn. $3,500 (other than in the case of multiple contemporaneous assignments by a Lender to an Affiliate of a Lender, or Approved Funds, in which case only one such fee shall be payable), which fee shall not be for the account of the Loan Parties, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (3) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement with respect to the interest assigned and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement and the other Credit Documents, including any collateral security, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Article 10 and Article 16, and shall continue to be liable for any breach of this Agreement by such Lender, with respect to facts and circumstances occurring prior to the

~~53661530.1~~53661530.7

effective date of such assignment. Any payment by an assignee to an assigning Lender in connection with an assignment or transfer shall not be or be deemed to be a repayment by the Borrowers or a new Accommodation to the Borrowers.
(3)Register. The Administrative Agent shall maintain at one of its offices in Toronto, Ontario a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Accommodations Outstanding owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The Administrative Agent shall promptly enter such information in the Register upon receipt of each Assignment and Assumption delivered to it in compliance with paragraph (2) above, which entries shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(4)Limitations upon Assignee Rights. Except in the case of an assignment made during the continuance of an Event of Default, no assignee shall be entitled to receive any greater payment under Section 10.01 and Section 10.02 than the applicable Lender would have been entitled to receive with respect to the Commitments and Accommodations assigned to such assignee, unless such assignment is made with the Borrowers’ prior written consent.
(5)Participations. Any Lender may at any time, without the consent of, or notice to the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person, a Loan Party or any Affiliate of a Loan Party) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Accommodations Outstanding owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Credit Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Credit Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clause (2) or (3) of Section 18.01 that directly affects such Participant. Any payment by a Participant to a Lender in connection with a sale of a participation shall not be or be deemed to be a repayment by the Borrowers or a new Accommodation to the Borrowers.

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Subject to paragraph (6) of this Section, and to the extent permitted by Law, each Participant shall be entitled to the benefits of Article 10 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (2) of this Section, provided such Participant agrees to be subject to Article 12 as though it were a Lender.
(6)Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 10.01 and Section 10.02, than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with each Borrower’s prior written consent.
(7)Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, but no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
ARTICLE 18
AMENDMENTS AND WAIVERS
Section 18.01 Amendments and Waivers
(1)Subject to paragraphs (2), (3), (4) and (5), no acceptance, amendment or waiver of any provision of any of the Credit Documents, nor consent to any departure by a Borrower or any other Person from such provisions, shall be effective unless in writing and approved by the Majority Lenders. Any acceptance, amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
(2)Only written acceptances, amendments, waivers or consents signed by all affected Lenders shall (i) increase a Lender’s Commitment or extend the expiry date of a Lender’s Commitment; (ii) subject any Lender to any additional obligation; (iii) reduce the principal or amount of, or interest on, directly or indirectly, any Accommodation Outstanding or any Fees; or (iv) postpone any date fixed for any payment of principal of, or interest on, any Accommodation Outstanding or any Fees.
(3)Only written acceptances, amendments, waivers or consents signed by all Lenders shall (i) change the percentage of the Aggregate Commitment or the number or percentage of Lenders required for the Lenders, or any of them, or the Administrative Agent to take any action; (ii) permit any termination of all or any substantial part of the guarantees required hereunder or the Security Documents or release all or any substantial part of the guarantees or the Collateral subject to the Security Documents unless in the case of (a) a Guarantor, all or substantially all of the Equity Securities of such Guarantor are sold or otherwise disposed of in a transaction permitted by this Agreement or (b) the Collateral is sold or

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transferred as permitted by this Agreement; (iii) change the definition of Majority Lenders, or (iv) amend Section 18.01(2) or (3).
(4)Only written acceptances, amendments, waivers or consents signed by the Administrative Agent, in addition to the Majority Lenders, shall affect the rights or duties of the Administrative Agent under the Credit Documents.
(5)Only written acceptances, amendments, waivers or consents signed by the Swing Line Lender, in addition to the Majority Lenders, shall affect the rights or duties of such Lender in its capacity as Swing Line Lender under the Credit Documents.
(6)In the event that any Lender (a “Non-Consenting Lender”) fails to consent to any proposed amendment, modification, termination, waiver or consent with respect to any provision hereof or of any other Credit Document that requires the unanimous approval of all of the Lenders or the approval of all of the Lenders directly affected thereby, in each case in accordance with the terms of this Section, the Borrowers shall be permitted to replace such Non-Consenting Lender with a replacement financial institution satisfactory to the Administrative Agent and the Swing Line Lender, so long as the consent of the Majority Lenders shall have been obtained with respect to such amendment, modification, termination, waiver or consent; provided that (i) such replacement does not conflict with any Law, (ii) the replacement financial institution shall purchase, at par, all Accommodations and other amounts owing to the Non-Consenting Lender pursuant to the Credit Documents on or prior to the date of replacement, (iii) the replacement financial institution shall approve the proposed amendment, modification, termination, waiver or consent, (iv) the Non-Consenting Lender shall be obligated to make such replacement in accordance with the provisions of Section 17.01 (provided that the Borrowers shall be obligated to pay the registration and processing fee referred to in Section 17.01(2)(f)), (v) until such time as such replacement shall be consummated, the Borrowers shall pay to the Non-Consenting Lender all additional amounts (if any) required pursuant to Article 10, (vi) the Borrowers shall provide at least three (3) Business Days’ prior notice to the Non-Consenting Lender, and (vii) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the Non-Consenting Lender. In the event any Non-Consenting Lender fails to execute the agreements required under Section 17.01 in connection with an assignment pursuant to this Section, the Borrowers may, upon two (2) Business Days’ prior notice to the Non-Consenting Lender, execute such agreements on behalf of the Non-Consenting Lender, and each such Lender hereby grants to the Borrowers (and to any of them) an irrevocable power of attorney (which shall be coupled with an interest) for such purpose.

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(7)Notwithstanding anything to the contrary in this Section 18.01, if at any time on or before the date that is thirty (30) days following the Effective Date, the Administrative Agent and the Borrowers shall have jointly identified an obvious error or any error or omission of a technical or immaterial nature, in each case, in any provision of the Credit Documents, then the Administrative Agent and the Loan Parties shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Credit Document if the same is not objected to in writing by the Majority Lenders within five (5) Business Days following receipt of notice thereof.
Section 18.02 Judgment Currency.
(1)If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due to a Lender in any currency (the “Original Currency”) into another currency (the “Other Currency”), the parties agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, such Lender could purchase the Original Currency with the Other Currency on the Business Day preceding the day on which final judgment is given or, if permitted by Law, on the day on which the judgment is paid or satisfied.
(2)The obligations of the Borrowers in respect of any sum due in the Original Currency from it to any Lender under any of the Credit Documents shall, notwithstanding any judgment in any Other Currency, be discharged only to the extent that on the Business Day following receipt by the Lender of any sum adjudged to be so due in the Other Currency, the Lender may, in accordance with normal banking procedures, purchase the Original Currency with such Other Currency. If the amount of the Original Currency so purchased is less than the sum originally due to the Lender in the Original Currency, the Borrowers agree, as a separate obligation and notwithstanding the judgment, to indemnify the Lender against any loss, and, if the amount of the Original Currency so purchased exceeds the sum originally due to the Lender in the Original Currency, the Lender shall remit such excess to the Borrowers.
Section 18.03 Releases.
(1)Upon the Disposition of any item of Collateral of any Loan Party in accordance with the terms of the Credit Documents to any Person, other than another Loan Party, the Administrative Agent will, at the applicable Loan Party’s request and expense, promptly execute and deliver to such Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the Security in accordance with the terms of the Credit Documents, and, in the case of any Disposition or any transfer involving the sale of any Guarantor (to the extent permitted by the Credit Documents), a release of such Loan Party from its obligations under the Guarantee and any other Credit Documents to which it is a party.

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(2)Upon the Disposition of any item of Collateral that Parent GP is permitted to Dispose pursuant to paragraph (i) of the definition of “Permitted Dispositions”, the Administrative Agent will, at Parent GP’s request and expense, promptly execute and deliver to Parent GP such documents as Parent GP may reasonably request to evidence the release of such item of Collateral from the Security in accordance with the terms of the Credit Documents.
(3)Upon the grant of any Permitted Encumbrance permitted by paragraph (v) of the definition of “Permitted Encumbrances”, the Administrative Agent will, at Parent GP’s request and expense, promptly execute and deliver to Parent GP such documents as Parent GP may reasonably request to evidence the release of the Assets so encumbered from the Security or a subordination of the Security over such Assets in accordance with the terms of the Credit Documents if such release or subordination is a requirement of the Person granted such Permitted Encumbrance.
(4)Upon the transfer by any Loan Party of any Real Estate Development Assets to a Real Estate Development SPV permitted by paragraph (j) of the definition of “Permitted Dispositions”, the Administrative Agent will, at the applicable Loan Party’s request and expense, promptly execute and deliver to such Loan Party such documents as such Loan Party may reasonably request to evidence the release of such Real Estate Development Assets from the Security.
ARTICLE 19
GOVERNING LAW; JURISDICTION; ETC.
Section 19.01 Governing Law; Jurisdiction; Etc.
(1)Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the Province of British Columbia and the laws of Canada applicable in that Province.
(2)Submission to Jurisdiction. Each Loan Party irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the Province of British Columbia, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing contained in this Agreement or in any other Credit Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Loan Party or its properties in the courts of any jurisdiction.

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(3)Waiver of Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (2) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, the defence of an inconvenient forum to the maintenance of such action or proceeding in any such court.
ARTICLE 20
WAIVER OF JURY TRIAL
Section 20.01 Waiver of Jury Trial
Each party hereto hereby irrevocably waives, to the fullest extent permitted by Law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or any other Credit Document or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, administrative agent or attorney of any other person has represented, expressly or otherwise, that such other Person would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Credit Documents by, among other things, the mutual waivers and certifications in this Section.
ARTICLE 21
COUNTERPARTS; INTEGRATION; EFFECTIVENESS; ELECTRONIC EXECUTION
Section 21.01 Counterparts; Integration; Effectiveness; Electronic Execution
(1)Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by sending a scanned copy by electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.
(2)Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Law, including Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Transactions Act (British Columbia) and other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the

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Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.
ARTICLE 22
TREATMENT OF CERTAIN INFORMATION: CONFIDENTIALITY
Section 22.01 Treatment of Certain Information: Confidentiality
(1)Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to it, its Affiliates and its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives to the extent necessary to administer or enforce this Agreement and the other Credit Documents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required by any regulatory authority having jurisdiction over it (including any self-regulatory authority), © to the extent required by Laws or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder,
(f) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap, derivative, credit-linked note or similar transaction relating to the Borrowers and their respective obligations, (g) with the prior written consent of the Borrowers,
(h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section by such Person or its Affiliates or actually known to such Person or its Affiliates or (B) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than a Loan Party or Limited Recourse Guarantor. If the Administrative Agent or any Lender is requested or required to disclose any Information (other than by any bank examiner) pursuant to or as required by Laws or by a subpoena or similar legal process, the Administrative Agent or such Lender, as applicable, shall use its reasonable commercial efforts (to the extent permitted by Law) to provide the Borrowers with notice of such requests or obligation in sufficient time so that the Borrowers may seek an appropriate protective order or waive the Administrative Agent’s, or such Lender’s, as applicable, compliance with the provisions of this Section, and the Administrative Agent and such Lender, as applicable, shall, to the extent reasonable, co-operate with the Borrowers in the Borrowers obtaining any such protective order.
(2)For purposes of this Section, “Information” means all information received from any Loan Party or Limited Recourse Guarantor relating to any Loan Party, Limited Recourse Guarantor or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative

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Agent or any Lender on a non-confidential basis prior to such receipt. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information in accordance with its internal policies. In addition, the Administrative Agent may disclose to any agency or organization that assigns standard identification numbers to loan facilities such basic information describing the facilities provided hereunder as is necessary to assign unique identifiers (and, if requested, supply a copy of this Agreement), it being understood that the Person to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to make available to the public only such Information as such person normally makes available in the course of its business of assigning identification numbers.
(3)In addition, and notwithstanding anything herein to the contrary, the Administrative Agent may provide to Loan Pricing Corporation and/or other recognized trade publishers information concerning the Borrowers and the Credit Facility established herein of the nature customarily provided to Loan Pricing Corporation and/or other recognized trade publishers of such information for general circulation in the loan market.
(4)Each Lender that is subject to the requirements of the USA Patriot Act (referred to in the definition of Anti-Terrorism Laws) hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the names and addresses of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Act.
ARTICLE 23
GUARANTEE

Section 23.01 Guarantee.
To induce the Administrative Agent and the Lenders to execute and deliver this Agreement and to make or maintain the Accommodations, and in consideration thereof, each Guarantor hereby, jointly and severally, and irrevocably and unconditionally, guarantees to the Administrative Agent and the Lenders, the Service Lenders and the Hedge Lenders (the Administrative Agent, the Lenders, the Service Lenders and the Hedge Lenders are collectively, the “Guaranteed Parties” and each a “Guaranteed Party”), due and punctual payment and performance to the Guaranteed Parties upon written demand made in accordance with the terms of this Agreement of all debts, liabilities and obligations of or owing by each Borrower to any Guaranteed Party at any time and from time to time, present and future, direct and indirect, absolute and contingent, matured or not, arising from this Agreement or any other Credit Document, and all amendments, restatements, replacements, renewals, extensions, or supplements and continuations thereof, and whether each Borrower is bound alone or with another or others, and whether as principal or

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surety, and including without limitation, all liabilities of each Borrower arising as a consequence of its failure to pay or fulfil any of such debts, liabilities and obligations (collectively, the “Guaranteed Obligations”).
Section 23.02 Indemnity.
In addition to the guarantee specified in Section 23.01, each Guarantor agrees to, jointly and severally, indemnify and save each Guaranteed Party harmless from and against all costs, losses, expenses and damages it may suffer as a result or consequence of either Borrower’s default in the performance of any of the Guaranteed Obligations, any of the Guaranteed Obligations being or becoming void, voidable or unenforceable or ineffective against either Borrower, or any inability by any Guaranteed Party to recover the ultimate balance due or remaining unpaid to such Guaranteed Party in respect of the Guaranteed Obligations, including without limitation, legal fees incurred by or on behalf of any Guaranteed Party resulting from any action instituted on the basis of this Guarantee.
Section 23.03 Payment and Performance.
(1)Subject to Section 23.04 if any Borrower fails or refuses to punctually make any payment or perform its Guaranteed Obligations, each Guarantor shall unconditionally render any such payment or performance upon demand in accordance with the terms of this Guarantee.
(2)Nothing but payment and satisfaction in full of the Guaranteed Obligations shall release any Guarantor from its obligations under this Guarantee, except where expressly contemplated by this Agreement in connection with a disposition or transfer of such Guarantor in a transaction permitted by this Agreement.
Section 23.04 Continuing Obligation.
The only condition necessary as a condition of each Guarantor honouring its obligations under this Guarantee shall be a written demand by the Administrative Agent following the occurrence of an Event of Default which is continuing. This Guarantee shall be a continuing guarantee, shall cover all the Guaranteed Obligations, and shall apply to and secure any ultimate balance due or remaining unpaid to any Guaranteed Party. This Guarantee shall continue to be binding regardless of:
(a)whether any other Person or Persons (an “Additional Guarantor”) shall become in any other way responsible to any Guaranteed Party for or in respect of all or any part of the Guaranteed Obligations;
(b)whether any such Additional Guarantor shall cease to be so liable;
(c)the enforceability, validity, perfection or effect of perfection or non-perfection of any security interest securing the Guaranteed Obligations, or the validity or enforceability of any of the Guaranteed Obligations; or

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(d)whether any payment of any of the Guaranteed Obligations has been made and where such payment is rescinded or must otherwise be returned upon the occurrence of any action or event, including the insolvency or bankruptcy of any Loan Party or otherwise, all as though such payment had not been made.
Section 23.05 Guarantee Unaffected.
This Guarantee shall not be determined or affected, or the Guaranteed Parties’ rights under this Guarantee prejudiced by, the termination of any Guaranteed Obligations by operation of Law or otherwise, including without limitation, the bankruptcy, insolvency, dissolution or liquidation of any Loan Party, any change in the name, business, powers, capital structure, constitution, objects, organization, directors or management of any Loan Party, with respect to transactions occurring either before or after such change. This Guarantee is to extend to the liabilities of the Person or Persons for the time being and from time to time carrying on the business now carried on by any Loan Party, notwithstanding any reorganization of any Loan Party or the amalgamation of any Loan Party with one or more other corporations (in this case, this Guarantee shall extend to the liabilities of the resulting corporation and the term “Guarantor” shall include such resulting corporation) or any sale or disposal of any Loan Party’s business in whole or in part to one or more other Persons and all of such liabilities shall be included in the Guaranteed Obligations. Each Guarantor agrees that the manner in which the Guaranteed Parties may now or subsequently deal with any other Loan Party or any security (or any collateral subject to the security) or other guarantee in respect of the Guaranteed Obligations shall have no effect on any Guarantor’s continuing liability under this Guarantee and such Guarantor irrevocably waives any rights it may have in respect of any of the above.
Section 23.06 Waivers.
Each Guarantor waives each of the following, to the fullest extent permitted by Law:
(1)any defence based upon:
(a)the unenforceability or invalidity of all or any part of the Guaranteed Obligations, or any security or other guarantee for the Guaranteed Obligations or any failure of any Guaranteed Party to take proper care or act in a commercially reasonable manner in respect of any security for the Guaranteed Obligations or any collateral subject to the security, including in respect of any disposition of the Collateral or any set-off of any Loan Party’s bank deposits against the Guaranteed Obligations;
(b)any act or omission of a Loan Party or any other Person, including the Guaranteed Parties, that directly or indirectly results in the discharge or release of a Loan Party or any other Person or any of the Guaranteed Obligations or any security for the Guaranteed Obligations; or

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(c)any Guaranteed Party’s present or future method of dealing with any Loan Party, any Additional Guarantor or any security (or any collateral subject to the security) or other guarantee for the Guaranteed Obligations;
(2)any right (whether now or hereafter existing) to require any Guaranteed Party, as a condition to the enforcement of this Guarantee including, without limitation, any indemnity provided for herein:
(a)to accelerate any of the Guaranteed Obligations or proceed and exhaust any recourse against a Loan Party or any other Person;
(b)to realize on any security that it holds;
(c)to marshal the assets of such Guarantor or any other Loan Party; or
(d)to pursue any other remedy that such Guarantor may not be able to pursue itself and that might limit or reduce such Guarantor’s burden;
(3)presentment, demand, protest and notice of any kind including, without limitation, notices of default and notice of acceptance of this Guarantee;
(4)any rights of subrogation or indemnification which it may have until the obligations of the Loan Parties under the Credit Documents and the Eligible Hedging Agreements have been paid in full.
(5)all suretyship defences and rights of every nature otherwise available under Ontario Law and the Laws of any other jurisdiction; and
(6)all other rights and defences (legal or equitable) the assertion or exercise of which would in any way diminish the liability of such Guarantor under this Guarantee.
Section 23.07 Guaranteed Parties’ Right to Act.
Each Guaranteed Party has the right to deal with any Guarantor, the documents creating or evidencing the Guaranteed Obligations and the security (or any collateral subject to the security) now or subsequently held by any Guaranteed Party (including without limitation, all modifications, extensions, replacements, amendments, renewals, restatements, and supplements to such documents or security) as such Guaranteed Party may see fit, without notice to any Guarantor and without in any way affecting, relieving, limiting or lessening such Guarantor’s liability under this Guarantee. Without limitation, each Guaranteed Party may:
(1)grant time, renewals, extensions, indulgences, releases and discharges to any Guarantor;
(2)take new or additional security (including without limitation, other guarantees) from any Guarantor;
(3)discharge or partially discharge any or all existing security;

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(4)elect not to take security from any Guarantor or not to perfect security;
(5)cease or refrain from, or continuing to, giving credit or making loans or advances to any Guarantor;
(6)accept partial payment or performance from any Guarantor or otherwise waive compliance by any Guarantor with the terms of any of the documents or security;
(7)assign any such document or security to any Person or Persons;
(8)deal or dispose in any manner (whether commercially reasonably or not) with any security (or any collateral subject to the security) or other guarantee for the Guaranteed Obligations; or
(9)apply all dividends, compositions and moneys at any time received from any Guarantor or others or from the security upon such part of the Guaranteed Obligations as each Guaranteed Party deems appropriate.
Section 23.08 Assignment and Postponement.
All indebtedness and liability, present and future, of each Loan Party to each Guarantor are hereby assigned to the Administrative Agent on behalf and for the benefit of the Guaranteed Parties and postponed to the Guaranteed Obligations, and, following the occurrence of an Event of Default that is continuing, all monies received by any Guarantor in respect thereof shall be received in trust for the Guaranteed Parties and forthwith upon receipt thereof shall be paid over to the Administrative Agent on behalf and for the rateable benefit of the Guaranteed Parties; provided that, for the avoidance of doubt, absent the continuance of an Event of Default, this Section 23.08 shall not prohibit or restrict payments and repayments by or to any Guarantor to the extent otherwise permitted by this Agreement.
Section 23.09 Action or Inaction.
Except as otherwise provided at Law, no action or omission on the part of any Guaranteed Party in exercising or failing to exercise its rights under this Article 23 or in connection with or arising from all or part of the Guaranteed Obligations shall make any Guaranteed Party liable to any Guarantor for any loss occasioned to such Guarantor. No loss of or in respect of any security received by any Guaranteed Party from any other Loan Party or others, whether occasioned by any Guaranteed Party’s fault or otherwise, shall in any way affect, relieve, limit or lessen any Guarantor’s liability under this Guarantee.
Section 23.10 Guaranteed Parties’ Rights.
The rights and remedies provided in this Section are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by Law.

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Section 23.11 Demand.
The Administrative Agent may make demand in writing to any Guarantor at any time and from time to time after the occurrence of and during the continuance of an Event of Default, each such written demand to be accepted by such Guarantor as complete and satisfactory evidence of the amount of the Guaranteed Obligations to be paid by such Guarantor absent manifest error. Each Guarantor shall pay to the Administrative Agent such amount or amounts payable under this Guarantee promptly upon such written demand.
Section 23.12 No Representations.
Each Guarantor acknowledges that this Guarantee has been delivered free of any conditions and that there are no representations which have been made to such Guarantor affecting such Guarantor’s liability under this Guarantee except as may be specifically embodied in this Guarantee and agrees that this Guarantee is in addition to and not in substitution for any other guarantee(s) held or which may subsequently be held by or for the benefit of any Guaranteed Party.
ARTICLE 24
QUALIFIED FINANCIAL CONTRACT MATTERS
Section 24.01 Acknowledgement Regarding Any Supported QFCs
To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any ~~Hedge~~Hedging Obligation or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.
(b)In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime,

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Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.
(c)“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R.
§ 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12
C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
ARTICLE 25
ERRONEOUS PAYMENTS
Section 25.01 Erroneous Payments
(1)Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by

~~53661530.1~~53661530.7

applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Article 25 shall be conclusive, absent manifest error.
(2)Without limiting immediately preceding Article 25, each Lender hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (an “Erroneous Payment Notice”), (y) that was not preceded or accompanied by an Erroneous Payment Notice, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, an error has been made (and that it is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment) with respect to such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one (1) Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in all events no later than one (1) Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(3)Each Borrower and each other Loan Party hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Accommodations Outstanding owed by a Borrower or any other Loan Party.

~~53661530.1~~53661530.7

(4)Each party’s obligations under this Article 25 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Accommodations Outstanding (or any portion thereof) under any Credit Document.
[Remainder of page left intentionally blank.]

~~53661530.1~~53661530.7

4545 Blackcomb Way, Whistler, BC V0N 1B4 Attention: Facsimile:	WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:
Name: Title:

4545 Blackcomb Way, Whistler, BC V0N 1B4 Attention: Facsimile:	BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:
Name: Title:

~~53661530.1~~53661530.7

For Borrowing ~~Notices, Drawing~~ Notices, Rollover/Conversion Notices, Issue Notices and Repayment Notices:
The Toronto-Dominion Bank, as Agent
TD North Tower 77 King Street West,
26th Floor Toronto, Ontario M5K 1A2
Attention: Vice President, Loan Syndication Agency
~~Facsimile: 416-982-5535~~
Email: TDSAgencyAdmin@tdsecurities.com
For all other notices:
The Toronto-Dominion Bank, as Agent
TD Bank Tower
66 Wellington Street West, 9th Floor
Toronto, ON M5K 1A2
Attention: Vice President, Loan Syndication Agency
Email: Feroz.Haq@tdsecurities.com
THE TORONTO-DOMINION BANK, as Administrative Agent
By:
Name: Title:
By:
Name: Title:

~~53661530.1~~53661530.7

THE TORONTO-DOMINION BANK, as Lender
By:
Name: Title:
By:
Name: Title:

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender
By:
Name: Title:
By:
Name: Title:

BANK OF MONTREAL, as Lender
By:
Name: Title:
By:
Name: Title:

WELLS FARGO BANK, N.A., CANADIAN BRANCH, as Lender
By:
Name: Title:
By:
Name: Title:

~~53661530.1~~53661530.7

ROYAL BANK OF CANADA, as Lender
By:
Name: Title:
By:
Name: Title:

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender
By:
Name: Title:
By:
Name: Title:

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender
By:
Name: Title:
By:
Name: Title:

~~53661530.1~~53661530.7

~~HSBC BANK CANADA, as Lender~~
~~By:~~
~~Name: Title:~~
~~By:~~
~~Name: Title:~~

~~53661530.1~~53661530.7

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:
Name: Title:

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:
Name: Title:

WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:
Name: Title:

WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED, as Guarantor
By:
Name: Title:

PEAK TO CREEK LODGING COMPANY LTD., as Guarantor
By:
Name: Title:
~~53661530.1~~53661530.7

BLACKCOMB MOUNTAIN DEVELOPMENT LTD., as Guarantor
By:
Name: Title:

GARIBALDI LIFTS LTD., as Guarantor
By:
Name: Title:

WHISTLER BLACKCOMB EMPLOYMENT CORP., as Guarantor
By:
Name: Title:

WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD., as Guarantor
By:
Name: Title:

WHISTLER SKI SCHOOL LTD., as Guarantor
By:
Name: Title:

~~53661530.1~~53661530.7

WHISTLER HELI-SKIING LTD., as Guarantor
By:
Name: Title:

PEAK TO CREEK HOLDINGS CORP., as Guarantor
By:
Name: Title:

WB LAND INC., as Guarantor
By:
Name: Title:

WHISTLER BLACKCOMB GENERAL PARTNER LTD., as Guarantor
By:
Name: Title:

WB/T DEVELOPMENT LTD., as Guarantor
By:
Name: Title:

~~53661530.1~~53661530.7

BLACKCOMB SKIING ENTERPRISES LTD., as Guarantor
By:
Name: Title:

AFFINITY SNOWSPORTS INC., as Guarantor
By:
Name: Title:

WHISTLER ALPINE CLUB INC., as Guarantor
By:
Name: Title:

WB LAND (CREEKSIDE SNOW SCHOOL) INC., as Guarantor
By:
Name: Title:

1016563 B.C. LTD., as Guarantor
By:
Name: Title:

SUMMIT SKI LIMITED, as Guarantor

~~53661530.1~~53661530.7

By:
Name: Title:

~~53661530.1~~53661530.7